UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota			55474
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center One Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Semiannual Report

March 31, 2010

Stock Funds

■  Columbia Asset Allocation Fund

■  Columbia Large Cap Growth Fund

■  Columbia Disciplined Value Fund

■  Columbia Contrarian Core Fund

■  Columbia Small Cap Core Fund

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Table of contents

Columbia Asset Allocation Fund	1

Columbia Large Cap Growth Fund	5

Columbia Disciplined Value Fund	9

Columbia Contrarian Core Fund	13

Columbia Small Cap Core Fund	17

Financial Statements	21

Board Consideration and Approval of Advisory Agreements	114

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)	121

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	126

Proxy Voting Results	128

Important Information About This Report	133

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Asset Allocation Fund

Summary

■  For the six-month period that ended March 31, 2010, the fund's Class A shares returned 6.66% without sales charge. By comparison, the fund's benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index1, returned 11.75% and 1.99%, respectively. The average return of the funds in its peer group, the Lipper Mixed–Asset Target Allocation Moderate Funds Classification2, was 7.05%. The fund's position in mid-cap growth stocks and investment-grade bonds aided performance as both outdid the benchmarks for their respective asset classes, the Russell Mid Cap Growth Index and the Barclays Capital Aggregate Bond Index. We believe that our decision to dial back risk exposure on the equity side of the portfolio generally accounted for the modest shortfall relative to its peer group.

■  Lower-quality, higher-risk assets continued to lead the market higher, thanks to an improving economy, stabilizing financial markets, low interest rates and renewed investor confidence. Mid-cap stocks were the top equity performers, beating small-cap stocks, which in turn outpaced large caps. On the fixed-income side, high-yield, lower-quality bonds outperformed investment-grade corporate issues, which came out ahead of government bonds.

■  Over the period, the fund's equity allocation rose to 52.3% of net assets, aiding performance as stocks outperformed fixed-income assets. Within the equity portfolio, however, our decision to add to the fund's stake in large-cap companies and reduce risk by paring back small-cap and international holdings hindered results. In addition, the fund's international holdings underperformed their benchmark, the MSCI EAFE Index. The fund's large-cap value and growth investments lagged their respective benchmarks during a low-quality rally because of our focus on higher-quality companies with strong balance sheets. The fund's position in mid-cap growth stocks was a bright spot during the period, as it came out modestly ahead of its benchmark, the Russell Mid Cap Growth Index. A position in investment-grade bonds, which accounted for one-third of the fund's assets, outperformed its benchmark, the Barclays Capital Aggregate Bond Index.

■  We are cautious about the prospects for the financial markets for the remainder of 2010. After a strong run over the past 12 months, both stocks and bonds appear to be fairly valued, suggesting that the market is unlikely to see a repeat of 2009's outsized gains. Looking ahead, we believe that the economy will recover at a relatively slow pace and that inflation should remain under control. To seek to protect the portfolio from another broad financial market downturn, we recently added new asset classes that are typically not closely correlated to stock and bond market returns. They include Treasury Inflation Protected securities (TIPs) and a position in commodities, using the

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily, price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/10

+6.66%

Class A shares (without sales charge)

+11.75%

S&P 500 Index

+1.99%

Barclays Capital Aggregate Bond Index

Fund Profile (continued) – Columbia Asset Allocation Fund

energy and natural resources stocks as a proxy for commodities. Longer term, we remain optimistic, believing that the financial markets should benefit from the Federal Reserve Board's success in engineering economic growth that is self-sustaining.

Portfolio Management

Anwiti Bahuguna, PhD, has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the fund since February 2008 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

Kent M. Peterson, PhD has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield, CFA has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 1990.

Effective as of May 1, 2010, Kent M. Bergene and David Joy will become co-managers of the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate, including the decline of property value due to general, local and regional economic conditions.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Performance Information – Columbia Asset Allocation Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	11,479	10,818
Class B	10,662	10,662
Class C	10,666	10,666
Class T	11,422	10,763
Class Z	11,800	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without
6 month (cumulative)	6.66	0.52	6.19	1.19	6.27	5.27	6.63	0.49	6.76
1-year	34.53	26.75	33.22	28.22	33.32	32.32	34.20	26.45	34.68
5-year	3.38	2.15	2.59	2.28	2.59	2.59	3.30	2.08	3.72
10-year	1.39	0.79	0.64	0.64	0.65	0.65	1.34	0.74	1.67

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Asset Allocation Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.52
Class B	2.27
Class C	2.27
Class T	1.57
Class Z	1.27

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/10 ($)

Class A	13.30
Class B	13.28
Class C	13.29
Class T	13.30
Class Z	13.35

Distributions declared per share

10/01/09 – 03/31/10 ($)

Class A	0.15
Class B	0.10
Class C	0.10
Class T	0.14
Class Z	0.16

Understanding Your Expenses – Columbia Asset Allocation Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,066.60	1,018.95	6.18	6.04	1.20
Class B	1,000.00	1,000.00	1,061.90	1,015.21	10.02	9.80	1.95
Class C	1,000.00	1,000.00	1,062.70	1,015.21	10.03	9.80	1.95
Class T	1,000.00	1,000.00	1,066.30	1,018.70	6.44	6.29	1.25
Class Z	1,000.00	1,000.00	1,067.60	1,020.19	4.90	4.78	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Large Cap Growth Fund

Summary

■  For the six-month period that ended March 31, 2010, the fund's Class A shares returned 10.75% without sales charge. The fund's benchmark, the Russell 1000 Growth Index1, returned 12.96%, while the average return of the funds in its peer group, the Lipper Large-Cap Growth Funds Classification2, was 11.48%. We attribute this modest performance shortfall to stock selection in the financials and consumer discretionary sectors.

■  Positive stock selection in the telecommunication services, materials and energy sectors aided the fund's performance relative to its benchmark. In telecommunication services, NII Holdings (1.0% of net assets), a provider of wireless telecommunication services to businesses and individuals in Latin America, helped relative returns as the company reported strong growth from Brazil, its largest market. Other notable performers came from the materials sector, including industrial chemical producer Celanese and Walter Energy, a coal producer (0.9% and 0.5% of net assets, respectively). Exposure to coal producers, particularly Alpha Natural Resources, also strengthened relative performance in the energy sector. We sold Alpha before the end of the period. Separately, consumer staples company Estee Lauder and information technology company Akamai Technologies (0.5% and 0.8% of net assets, respectively) benefited relative returns. Earnings have improved for Estee Lauder as the result of cost-cutting measures and improved demand from Asian countries such as China. Business prospects improved for Akamai, a company that helps accelerate and improve the delivery of online content and applications, as online video viewing and content consumption continued to increase.

■  Stock selection in the financials and consumer discretionary sectors detracted from the fund's relative performance. In the financials sector, shares of Goldman Sachs and Morgan Stanley (1.0% and 0.6% of net assets, respectively) declined as merger and acquisitions activity and debt underwriting slowed in 2009. Consumer discretionary companies Gamestop (0.4% of net assets), a used video game retailer, and department store J.C. Penney also limited relative returns. Gamestop struggled in light of concerns that "big box" retailers would enter the high-margin used video game business that GameStop has dominated for years. J.C. Penney underperformed on weak same-store sales trends, and we sold the fund's position before the end of the reporting period.

■  Improved reports on consumer spending, consumer confidence and the housing market point to a stabilizing economy, and we have attempted to position the fund to benefit from the changing environment. Yet, we remain alert to industry and company

1Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/10

+10.75%

Class A shares (without sales charge)

+12.96%

Russell 1000 Growth Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Large Cap Growth Fund

valuations in choosing stocks for the fund. As the economy improves, we believe that investors are likely to favor higher-quality companies with strong balance sheets and improving business prospects—the very same factors that we employ in stock selection. Another positive: Corporate profitability has been improving, and that should enable company managers to get a clearer picture of upcoming customer demand and revenue growth and lead to higher confidence among investors.

Portfolio Management

John T. Wilson, lead manager, has co-managed the fund since August 2005 and has been associated with the advisor or its predecessors since 2005.

Roger R. Sullivan has co-managed the fund since June 2005 and has been associated with the advisor or its predecessors since 2005.

Effective May 1, 2010, Peter R. Deininger will replace Roger R. Sullivan as co-manager of the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance Information – Columbia Large Cap Growth Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	7,761	7,314
Class B	7,177	7,177
Class C	7,184	7,184
Class E	7,733	7,386
Class F	7,177	7,177
Class T	7,675	7,234
Class Y	7,953	n/a
Class Z	7,944	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Large Cap Growth Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		E
Inception	11/01/98		11/01/98		11/18/02		09/22/06
Sales charge	without	with	without	with	without	with	without	with
6-month (cumulative)	10.75	4.36	10.29	5.29	10.34	9.34	10.73	5.76
1-year	46.60	38.13	45.43	40.43	45.47	44.47	46.47	39.86
5-year	2.64	1.43	1.88	1.51	1.87	1.87	2.57	1.63
10-year	–2.50	–3.08	–3.26	–3.26	–3.25	–3.25	–2.54	–2.98

Share class	F		T		Y	Z
Inception	09/22/06		12/14/90		07/15/09	12/14/90
Sales charge	without	with	without	with	without	without
6-month (cumulative)	10.35	5.35	10.73	4.34	11.01	10.90
1-year	45.43	40.43	46.48	38.06	47.10	46.95
5-year	1.88	1.51	2.59	1.38	2.92	2.90
10-year	–3.26	–3.26	–2.61	–3.19	–2.26	–2.27

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, 4.50% for Class E shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and Class F shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Equity Growth Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class E and Class F share performance information includes returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) for the period from November 18, 2002 through September 21, 2006, and the returns of Prime A shares (for Class E shares) and Prime B shares (for Class F shares) for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. The returns for Class Y shares include the returns for Class Z shares for the period from November 18, 2002 until July 15, 2009, and Trust shares of the Predecessor Fund for periods prior thereto. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. Class Y shares were initially offered on July 15, 2009.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.17
Class B	1.92
Class C	1.92
Class E	1.27
Class F	1.92
Class T	1.22
Class Y	0.72
Class Z	0.92

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/10 ($)

Class A	20.69
Class B	19.08
Class C	19.10
Class E	20.66
Class F	19.08
Class T	20.55
Class Y	21.14
Class Z	21.15

Distributions declared per share

10/01/09 – 03/31/10 ($)

Class A	0.09
Class E	0.08
Class T	0.08
Class Y	0.16
Class Z	0.13

Understanding Your Expenses – Columbia Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,107.50	1,019.45	5.78	5.54	1.10
Class B	1,000.00	1,000.00	1,102.90	1,015.71	9.70	9.30	1.85
Class C	1,000.00	1,000.00	1,103.40	1,015.71	9.70	9.30	1.85
Class E	1,000.00	1,000.00	1,107.30	1,018.95	6.30	6.04	1.20
Class F	1,000.00	1,000.00	1,103.50	1,015.71	9.70	9.30	1.85
Class T	1,000.00	1,000.00	1,107.30	1,019.20	6.04	5.79	1.15
Class Y	1,000.00	1,000.00	1,110.10	1,021.74	3.37	3.23	0.64
Class Z	1,000.00	1,000.00	1,109.00	1,020.69	4.47	4.28	0.85

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Disciplined Value Fund

Summary

■  For the six-month period that ended March 31, 2010, the fund's Class A shares returned 8.86% without sales charge. The fund underperformed its benchmark, the Russell 1000 Value Index1, which returned 11.28%. The fund also fell behind the average return of the funds in its peer group, the Lipper Large-Cap Value Funds Classification2, which was 10.56%. An emphasis on companies with solid business prospects worked against the fund during the period, in which the strongest performing stocks were lower-priced, more speculative names. However, we believe that the fund's long-term emphasis on these established companies has helped it generate competitive, and less volatile, returns. In particular, the fund's consumer discretionary holdings hampered relative returns.

■  Speculative names drove performance in the consumer discretionary sector. As a result, the fund's holdings in the sector underperformed those of the benchmark. We also sold several names on poor performance and, in doing so, missed their subsequent positive performance. Among these were J.C. Penney, CBS, and Carnival Cruise Lines. In financials, Goldman Sachs and Discover Financial Services had negative returns (2.1% and 1.1% of net assets, respectively). Other underperformers included Tesoro Petroleum, which we sold, and international generator and distributor of electricity AES (0.6% of net assets).

■  All market sectors posted positive returns for the period. Industrials led the pack, with General Electric and Raytheon contributing substantially to the fund's absolute returns (4.5% and 1.3% of net assets, respectively). Holdings in the highly cyclical chemicals industry, Ashland and Eastman Chemical, benefited from rising demand for raw materials (1.0% and 1.2% of net assets, respectively). Several energy names were also a boon, including Chevron, Apache and Oil States International (3.8%, 1.7% and 0.9% of net assets, respectively). Continuing uncertainty about health care helped Lincare Holdings. In health care and financials, Lincare Holdings and Genworth Financial delivered strong absolute and relative returns. The fund is overweight in both stocks (1.0% and 0.9% of net assets, respectively).

■  During the period, individual company characteristics were less important to stock prices than were market-wide factors. The speculative rally emphasized lower-priced, more volatile stocks, which our selection process tends to avoid or under-emphasize. Historically, periods like this have been followed by market environments that reward valuation-driven strategies such as ours. Accordingly, we continue to follow our valuation-driven selection process, positioning the portfolio to capitalize on a beneficial shift in the underlying market dynamics.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/10

+8.86%

Class A shares (without sales charge)

+11.28%

Russell 1000 Value Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Disciplined Value Fund

Portfolio Management

Brian Condon has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Performance Information – Columbia Disciplined Value Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	10,770	10,152
Class B	9,976	9,976
Class C	9,943	9,943
Class T	10,713	10,098
Class Z	11,086	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		09/01/88		09/01/88
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	8.86	2.61	8.42	3.42	8.34	7.34	8.83	2.58	8.97
1-year	52.88	44.01	51.64	46.64	51.49	50.49	52.58	43.74	52.95
5-year	1.29	0.10	0.56	0.27	0.52	0.52	1.24	0.04	1.54
10-year	0.74	0.15	–0.02	–0.02	–0.06	–0.06	0.69	0.10	1.04

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Equity Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.25
Class B	2.00
Class C	2.00
Class T	1.30
Class Z	1.00

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/10 ($)

Class A	10.30
Class B	9.70
Class C	9.66
Class T	10.30
Class Z	10.57

Distributions declared per share

10/01/09 – 03/31/10 ($)

Class A	0.06
Class B	0.02
Class C	0.02
Class T	0.06
Class Z	0.07

Understanding Your Expenses – Columbia Disciplined Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,088.60	1,018.70	6.51	6.29	1.25
Class B	1,000.00	1,000.00	1,084.20	1,014.96	10.39	10.05	2.00
Class C	1,000.00	1,000.00	1,083.40	1,014.96	10.39	10.05	2.00
Class T	1,000.00	1,000.00	1,088.30	1,018.45	6.77	6.54	1.30
Class Z	1,000.00	1,000.00	1,089.70	1,019.95	5.21	5.04	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Contrarian Core Fund

Summary

■  For the six-month period that ended March 31, 2010, the fund's Class A shares returned 11.34% without sales charge. The fund slightly lagged its benchmark, the Russell 1000 Index1, which returned 12.11%. The fund outpaced the average return of the funds in its peer group, the Lipper Large-Cap Core Funds Classification2, which was 10.80%. The fund's results were held back by stock selection in the consumer discretionary group, while holdings in the information technology, materials and telecommunications sectors aided returns.

■  Positions in two casino stocks produced disappointing results in the consumer discretionary group before we sold them. Shares of Melco Crown Entertainment and Penn National Gaming both declined as the casino business suffered the effects of a weakened economy. Other consumer discretionary stocks that held back results included household products company Newell Rubbermaid (1.2% of net assets) and GameStop (1.0% of net assets), a video game retailer.

■  Several information technology holdings boosted fund performance, led by Apple (3.0% of net assets), whose popular consumer products include the iPhone and Mac personal computers. Credit- and debit-card processor MasterCard (2.6% of net assets) and Corning (1.6% of net assets), a leading producer of LCD display screens for flat-panel television sets and computer monitors, also outperformed in the technology group. Among materials investments, leading contributors included coal producer Walter Energy and Brazilian iron ore miner Vale (1.4% and 1.0% of net assets, respectively). Elsewhere, the fund's overweight relative to the index in Millicom International Cellular (1.2% of net assets) helped substantially when that company delivered solid results while the general telecommunication services sector lagged.

■  Despite worries about challenges emanating from the nation's longer-term federal debt problems, we have seen clear investment opportunities when we look at individual companies. Going forward, we intend to remain faithful to our discipline and seek to uncover underappreciated value in companies whose share prices have suffered because of negative prevailing market sentiment.

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/10

+11.34%

Class A shares (without sales charge)

+12.11%

Russell 1000 Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Contrarian Core Fund

Portfolio Management

Guy Pope has managed the fund since March 2005 and has been associated with the advisor or its predecessors since 1993.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Performance Information – Columbia Contrarian Core Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	12,066	11,374
Class B	11,176	11,176
Class C	11,193	11,193
Class T	11,972	11,284
Class Z	12,362	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		12/09/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	11.34	4.92	10.89	5.89	10.97	9.97	11.38	4.99	11.42
1-year	55.50	46.62	54.29	49.29	54.35	53.35	55.48	46.54	55.80
5-year	6.16	4.90	5.35	5.02	5.36	5.36	6.10	4.86	6.41
10-year	1.90	1.30	1.12	1.12	1.13	1.13	1.82	1.21	2.14

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Growth & Income Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.31
Class B	2.06
Class C	2.06
Class T	1.36
Class Z	1.06

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/10 ($)

Class A	13.03
Class B	12.22
Class C	12.24
Class T	12.94
Class Z	13.09

Distributions declared per share

10/01/09 – 03/31/10 ($)

Class A	0.06
Class T	0.05
Class Z	0.08

Understanding Your Expenses – Columbia Contrarian Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,113.40	1,019.00	6.27	5.99	1.19
Class B	1,000.00	1,000.00	1,108.90	1,015.26	10.20	9.75	1.94
Class C	1,000.00	1,000.00	1,109.70	1,015.26	10.20	9.75	1.94
Class T	1,000.00	1,000.00	1,113.80	1,018.75	6.53	6.24	1.24
Class Z	1,000.00	1,000.00	1,114.20	1,020.24	4.95	4.73	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Small Cap Core Fund

Summary

■  For the six-month period that ended March 31, 2010, the fund's Class A shares returned 12.87% without sales charge. The fund's benchmarks, the Russell 2000 Index1 and the S&P SmallCap 600 Composite Index2, returned 13.07% and 14.17%, respectively, for the period. The average return of the funds in its peer group, the Lipper Small-Cap Core Funds Classification3, was 12.90%. Strong-performing positions in financials and industrials helped the fund's results. However, an underweight in consumer discretionary, as well as stock selection in consumer staples and materials, held back performance relative to its benchmarks.

■  Within financials, Cash America International (0.7% of net assets) was a strong contributor to results. The company operates pawn-lending shops and finances cash advances called pay-day loans. As credit availability contracted during the recession, some consumers became more reliant on pawn shops and pay-day lending to meet short-term obligations. In industrials, Atlas Air Worldwide (0.8% of net assets), an international air freight carrier, benefited from an improvement in global commerce and the market's tight supply. By contrast, an underweight in consumer discretionary stocks, in general, and retailers, in particular, detracted from performance. Within consumer staples, a position in Pantry (0.3% of net assets) hurt results. The convenience store and gas pump operator suffered from a squeeze in profit margins as the cost of gas increased. The fund had less exposure than the benchmark to commodity-related stocks, which detracted from returns as the prices of crude oil, gold and copper rose.

■  Compared to the depressed valuations of a year ago, stocks now appear to be fairly priced, which makes the investment environment more challenging. Going forward, we believe that stock selection will likely be the key driver of performance. As a result, we have trimmed several small holdings that we believed offered limited future potential and re-deployed these assets into positions in which we had more conviction. We also have increased the fund's exposure to the metals industry, which we believe offers potential as the economy strengthens.

1The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

2The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on the major stock exchanges. The S&P Small Cap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/10

+12.87%

Class A shares (without sales charge)

+13.07%

Russell 2000 Index

+14.17%

S&P SmallCap 600 Composite Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Small Cap Core Fund

Portfolio Management

Richard D'Auteuil, lead manager, has co-managed the fund since 2005 and has been associated with the advisor or its predecessors since 1993.

Jeffrey Hershey has co-managed the fund since August 2009 and has been associated with the advisor or its predecessors since August 2009.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Performance Information – Columbia Small Cap Core Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	23,110	21,788
Class B	21,386	21,386
Class C	21,386	21,386
Class T	22,899	21,583
Class Z	23,752	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	12.87	6.35	12.48	7.48	12.46	11.46	12.82	6.37	12.97
1-year	67.78	58.04	66.48	61.48	66.38	65.38	67.54	57.86	68.05
5-year	3.88	2.65	3.11	2.88	3.10	3.10	3.83	2.60	4.14
10-year	8.74	8.10	7.90	7.90	7.90	7.90	8.64	8.00	9.04

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B shares), Retail A shares (for Class C and Class T shares) and Trust shares (for Class Z shares) of Galaxy Small Cap Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.36
Class B	2.11
Class C	2.11
Class T	1.41
Class Z	1.11

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/10 ($)

Class A	13.07
Class B	11.72
Class C	11.73
Class T	12.85
Class Z	13.41

Understanding Your Expenses – Columbia Small Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

  10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,128.70	1,018.45	6.90	6.54	1.30
Class B	1,000.00	1,000.00	1,124.80	1,014.71	10.86	10.30	2.05
Class C	1,000.00	1,000.00	1,124.60	1,014.71	10.86	10.30	2.05
Class T	1,000.00	1,000.00	1,128.20	1,018.20	7.16	6.79	1.35
Class Z	1,000.00	1,000.00	1,129.70	1,019.70	5.58	5.29	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks – 52.0%
	Shares	Value ($)
Consumer Discretionary – 6.0%
Auto Components – 0.3%
Autoliv, Inc. (a)	3,100	159,743
BorgWarner, Inc. (a)	4,130	157,684
Denso Corp.	4,000	119,157
Goodyear Tire & Rubber Co. (a)	2,500	31,600
Stanley Electric Co., Ltd.	7,500	145,443
Auto Components Total		613,627
Automobiles – 0.1%
Nissan Motor Co., Ltd. (a)	26,000	222,762
Toyota Motor Corp.	3,800	152,219
Automobiles Total		374,981
Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A (a)	530	32,484
Capella Education Co. (a)	340	31,565
Grand Canyon Education, Inc. (a)	1,040	27,186
Regis Corp.	1,180	22,042
Diversified Consumer Services Total		113,277
Hotels, Restaurants & Leisure – 1.3%
Benihana, Inc., Class A (a)	2,092	13,598
BJ's Restaurants, Inc. (a)	980	22,834
Bob Evans Farms, Inc.	730	22,564
Buffalo Wild Wings, Inc. (a)	1,300	62,543
California Pizza Kitchen, Inc. (a)	1,500	25,185
Carnival Corp.	13,300	517,104
CEC Entertainment, Inc. (a)	457	17,407
Ctrip.com International Ltd., ADR (a)	870	34,104
Home Inns & Hotels Management, Inc., ADR (a)	720	23,573
International Game Technology	2,374	43,800
Jack in the Box, Inc. (a)	610	14,366
Las Vegas Sands Corp. (a)	10,030	212,134
McDonald's Corp.	8,970	598,478
OPAP SA	6,040	137,053
Red Robin Gourmet Burgers, Inc. (a)	690	16,864
Royal Caribbean Cruises Ltd. (a)	3,500	115,465
Starbucks Corp. (a)	15,600	378,612
Starwood Hotels & Resorts Worldwide, Inc.	14,785	689,572
WMS Industries, Inc. (a)	790	33,133
Wynn Resorts Ltd.	500	37,915
Hotels, Restaurants & Leisure Total		3,016,304
Household Durables – 0.3%
American Greetings Corp., Class A	670	13,963
Cavco Industries, Inc. (a)	482	16,455
CSS Industries, Inc.	799	16,060

	Shares	Value ($)
D.R. Horton, Inc.	16,100	202,860
Foster Electric Co. Ltd.	3,200	88,856
Harman International Industries, Inc. (a)	370	17,309
Stanley Black & Decker, Inc.	1,225	70,327
Tempur-Pedic International, Inc. (a)	5,955	179,603
Tupperware Brands Corp.	595	28,691
Household Durables Total		634,124
Internet & Catalog Retail – 0.4%
Amazon.com, Inc. (a)	4,475	607,392
Blue Nile, Inc. (a)	500	27,510
NetFlix, Inc. (a)	800	58,992
Priceline.com, Inc. (a)	1,020	260,100
Internet & Catalog Retail Total		953,994
Leisure Equipment & Products – 0.1%
Altek Corp.	48,000	84,489
Brunswick Corp.	750	11,978
Hasbro, Inc.	1,900	72,732
Jakks Pacific, Inc. (a)	1,150	15,007
Leisure Equipment & Products Total		184,206
Media – 0.4%
CBS Corp., Class B	2,410	33,595
DISH Network Corp., Class A	2,400	49,968
DreamWorks Animation SKG, Inc., Class A (a)	2,520	99,263
Entercom Communications Corp., Class A (a)	2,975	35,373
Gannett Co., Inc.	2,076	34,296
Imax Corp. (a)	2,525	45,425
Knology, Inc. (a)	1,492	20,052
Lamar Advertising Co., Class A (a)	2,060	70,761
McGraw-Hill Companies, Inc.	1,590	56,683
Publicis Groupe SA	2,954	126,398
Scholastic Corp.	670	18,760
Viacom, Inc., Class B (a)	10,300	354,114
Media Total		944,688
Multiline Retail – 0.8%
Big Lots, Inc. (a)	1,100	40,062
J.C. Penney Co., Inc.	14,500	466,465
Nordstrom, Inc.	11,475	468,754
Target Corp.	15,150	796,890
Multiline Retail Total		1,772,171
Specialty Retail – 1.6%
America's Car-Mart, Inc. (a)	645	15,557
American Eagle Outfitters, Inc.	3,000	55,560
AnnTaylor Stores Corp. (a)	972	20,120
Best Buy Co., Inc.	4,950	210,573

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Christopher & Banks Corp.	2,080	16,640
Dick's Sporting Goods, Inc. (a)	5,200	135,772
Finish Line, Inc., Class A	1,560	25,459
Foot Locker, Inc.	7,287	109,597
Game Group PLC	97,011	144,638
GameStop Corp., Class A (a)	9,063	198,570
Guess ?, Inc.	1,070	50,269
J Crew Group, Inc. (a)	620	28,458
Jo-Ann Stores, Inc. (a)	1,195	50,166
Lowe's Companies, Inc.	46,200	1,119,888
Lumber Liquidators Holdings, Inc. (a)	1,280	34,138
Men's Wearhouse, Inc.	884	21,163
O'Reilly Automotive, Inc. (a)	10,700	446,297
OfficeMax, Inc. (a)	1,450	23,809
Pacific Sunwear of California, Inc. (a)	6,625	35,179
Rent-A-Center, Inc. (a)	1,419	33,559
Shoe Carnival, Inc. (a)	915	20,917
Tiffany & Co.	1,160	55,088
TJX Companies, Inc.	9,540	405,641
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,450	32,799
Urban Outfitters, Inc. (a)	1,920	73,018
USS Co., Ltd.	2,240	152,145
Yamada Denki Co., Ltd.	1,580	116,611
Specialty Retail Total		3,631,631
Textiles, Apparel & Luxury Goods – 0.6%
Coach, Inc.	920	36,358
Deckers Outdoor Corp. (a)	285	39,330
Fossil, Inc. (a)	582	21,965
Hanesbrands, Inc. (a)	3,770	104,881
Jones Apparel Group, Inc.	3,100	58,962
LG Fashion Corp.	5,580	137,102
Lululemon Athletica, Inc. (a)	6,394	265,351
Movado Group, Inc. (a)	1,290	14,551
NIKE, Inc., Class B	5,200	382,200
Polo Ralph Lauren Corp. (b)	1,414	120,247
Warnaco Group, Inc. (a)	515	24,571
Wolverine World Wide, Inc.	500	14,580
Youngone Corp.	8,260	65,557
Textiles, Apparel & Luxury Goods Total		1,285,655
Consumer Discretionary Total		13,524,658
Consumer Staples – 3.8%
Beverages – 0.8%
Carlsberg A/S, Class B	2,474	207,640
Cott Corp. (a)	23,589	182,815

	Shares	Value ($)
Diageo PLC, ADR	7,951	536,295
Fomento Economico Mexicano SAB de CV, ADR	1,000	47,530
PepsiCo, Inc.	11,250	744,300
Beverages Total		1,718,580
Food & Staples Retailing – 0.7%
Casey's General Stores, Inc.	770	24,178
Costco Wholesale Corp.	7,350	438,869
George Weston Ltd.	800	55,255
Koninklijke Ahold NV	14,683	195,738
Ruddick Corp.	530	16,769
Seven & I Holdings Co., Ltd.	9,500	229,549
Spartan Stores, Inc.	697	10,051
Wal-Mart Stores, Inc.	9,437	524,697
Food & Staples Retailing Total		1,495,106
Food Products – 0.6%
Balrampur Chini Mills Ltd.	17,630	36,030
China Milk Products Group Ltd. (a)(c)	322,000	41,431
Fresh Del Monte Produce, Inc. (a)	1,493	30,233
Green Mountain Coffee Roasters, Inc. (a)	390	37,760
H.J. Heinz Co.	1,930	88,027
J.M. Smucker Co.	7,994	481,718
Mead Johnson Nutrition Co., Class A	3,150	163,895
Nestle SA, Registered Shares	3,724	190,721
Toyo Suisan Kaisha Ltd.	7,000	181,046
Viterra, Inc. (a)	15,582	147,129
Food Products Total		1,397,990
Household Products – 0.6%
Clorox Co.	1,660	106,472
Procter & Gamble Co.	20,800	1,316,016
Household Products Total		1,422,488
Personal Products – 0.4%
Avon Products, Inc.	18,286	619,347
Elizabeth Arden, Inc. (a)	1,120	20,160
Estee Lauder Companies, Inc., Class A	4,025	261,101
Herbalife Ltd.	1,240	57,189
Personal Products Total		957,797
Tobacco – 0.7%
Japan Tobacco, Inc.	55	204,728
Philip Morris International, Inc.	25,276	1,318,396
Tobacco Total		1,523,124
Consumer Staples Total		8,515,085

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Energy – 5.8%
Energy Equipment & Services – 1.4%
Baker Hughes, Inc.	4,850	227,174
Cameron International Corp. (a)	2,923	125,280
Core Laboratories N.V.	1,033	135,116
Dawson Geophysical Co. (a)	570	16,667
Diamond Offshore Drilling, Inc.	630	55,950
Ensco International PLC, ADR	1,100	49,258
FMC Technologies, Inc. (a)	690	44,595
Gulf Island Fabrication, Inc.	810	17,618
Halliburton Co.	23,975	722,367
Key Energy Services, Inc. (a)	8,390	80,124
Lufkin Industries, Inc.	160	12,664
Matrix Service Co. (a)	1,240	13,342
Nabors Industries Ltd. (a)	30,234	593,493
National-Oilwell Varco, Inc.	710	28,812
Noble Corp. (a)	5,624	235,196
Oceaneering International, Inc. (a)	1,420	90,156
Patterson-UTI Energy, Inc.	940	13,132
Pioneer Drilling Co. (a)	2,500	17,600
Pride International, Inc. (a)	2,600	78,286
Schlumberger Ltd.	2,093	132,822
Shinko Plantech Co., Ltd.	15,300	135,505
T-3 Energy Services, Inc. (a)	610	14,982
Tecnicas Reunidas SA	1,191	74,881
Tetra Technologies, Inc. (a)	2,115	25,845
TGC Industries, Inc. (a)	1,673	6,759
Tidewater, Inc.	450	21,271
Transocean Ltd. (a)	2,871	247,997
Union Drilling, Inc. (a)	2,495	15,369
Willbros Group, Inc. (a)	1,671	20,069
Energy Equipment & Services Total		3,252,330
Oil, Gas & Consumable Fuels – 4.4%
Alpha Natural Resources, Inc. (a)	9,120	454,997
Anadarko Petroleum Corp.	8,856	644,982
Apache Corp.	10,858	1,102,087
Arena Resources, Inc. (a)	2,275	75,985
AWE Ltd. (a)	65,290	162,964
Berry Petroleum Co., Class A	490	13,798
Bill Barrett Corp. (a)	500	15,355
BP PLC	33,902	320,716
Brigham Exploration Co. (a)	3,299	52,619
Cabot Oil & Gas Corp.	6,500	239,200
Callon Petroleum Co. (a)	4,175	22,378
Canadian Natural Resources Ltd.	1,676	124,091
Carrizo Oil & Gas, Inc. (a)	1,440	33,048
Chevron Corp.	17,670	1,339,916
Clean Energy Fuels Corp. (a)	1,385	31,550
Concho Resources, Inc. (a)	2,907	146,397
ConocoPhillips	1,676	85,761

	Shares	Value ($)
Continental Resources, Inc. (a)	7,343	312,445
Denbury Resources, Inc. (a)	4,735	79,879
Energy XXI Bermuda Ltd. (a)	2,580	46,208
EOG Resources, Inc.	6,887	640,078
EXCO Resources, Inc.	4,197	77,141
Exxon Mobil Corp.	2,300	154,054
Forest Oil Corp. (a)	2,565	66,228
Green Plains Renewable Energy, Inc. (a)	4,176	59,592
Hess Corp.	1,662	103,958
Holly Corp.	640	17,862
Mariner Energy, Inc. (a)	1,170	17,515
Massey Energy Co.	744	38,904
Newfield Exploration Co. (a)	2,977	154,953
Noble Energy, Inc.	837	61,101
Northern Oil & Gas, Inc. (a)	8,351	132,363
Occidental Petroleum Corp.	11,155	943,044
Oilsands Quest, Inc. (a)	20,890	15,442
Overseas Shipholding Group, Inc.	1,680	65,906
Peabody Energy Corp.	4,292	196,144
PetroHawk Energy Corp. (a)	5,494	111,418
Petroleo Brasileiro SA, ADR	6,197	275,705
Pioneer Natural Resources Co.	2,493	140,406
Plains Exploration & Production Co. (a)	843	25,282
Range Resources Corp.	835	39,136
Royal Dutch Shell PLC, Class B	6,664	183,595
Southwestern Energy Co. (a)	1,877	76,431
Spectra Energy Corp.	6,300	141,939
Stone Energy Corp. (a)	1,191	21,140
Suncor Energy, Inc.	2,931	95,375
Swift Energy Co. (a)	840	25,822
Total SA	3,798	220,478
Williams Companies, Inc.	14,200	328,020
World Fuel Services Corp.	755	20,113
Yanzhou Coal Mining Co., Ltd., Class H	50,000	119,909
Oil, Gas & Consumable Fuels Total		9,873,430
Energy Total		13,125,760
Financials – 8.7%
Capital Markets – 1.6%
Affiliated Managers Group, Inc. (a)	690	54,510
Ameriprise Financial, Inc.	1,200	54,432
FBR Capital Markets Corp. (a)	3,937	17,913
Federated Investors, Inc., Class B	513	13,533
Franklin Resources, Inc.	4,250	471,325
Goldman Sachs Group, Inc.	7,200	1,228,536
ICAP PLC	20,331	115,326

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Intermediate Capital Group PLC	30,814	126,720
Investment Technology Group, Inc. (a)	1,418	23,666
Janus Capital Group, Inc.	2,360	33,724
Knight Capital Group, Inc., Class A (a)	1,510	23,028
Mass Financial Corp., Class A (a)	1,909	17,716
Morgan Stanley	27,300	799,617
optionsXpress Holdings, Inc. (a)	1,040	16,942
Piper Jaffray Companies, Inc. (a)	438	17,651
Raymond James Financial, Inc.	2,413	64,524
T. Rowe Price Group, Inc.	5,160	283,439
TD Ameritrade Holding Corp. (a)	6,530	124,462
Tokai Tokyo Financial Holdings	23,000	95,946
Waddell & Reed Financial, Inc., Class A	4,703	169,496
Capital Markets Total		3,752,506
Commercial Banks – 3.2%
Australia & New Zealand Banking Group Ltd.	11,855	275,885
BancFirst Corp.	546	22,883
Banco Bilbao Vizcaya Argentaria SA	16,236	222,142
Banco Santander SA	26,223	348,514
BancTrust Financial Group, Inc.	1,398	6,780
Bank of China Ltd., Class H	201,000	106,917
Barclays PLC	49,275	269,413
BB&T Corp.	13,964	452,294
BNP Paribas	2,894	222,253
Bryn Mawr Bank Corp.	947	17,188
Chemical Financial Corp.	1,340	31,651
City National Corp.	1,500	80,955
Columbia Banking System, Inc.	1,139	23,133
Comerica, Inc.	2,600	98,904
Commonwealth Bank of Australia	2,121	109,559
Community Trust Bancorp, Inc.	718	19,451
Cullen/Frost Bankers, Inc.	1,900	106,020
DBS Group Holdings Ltd.	19,000	194,217
East West Bancorp, Inc.	1,335	23,256
Fifth Third Bancorp.	30,350	412,457
First Citizens BancShares, Inc., Class A	193	38,361
First Commonwealth Financial Corp.	4,712	31,618
First Financial Corp. of Indiana	879	25,456
First National Bank of Alaska	9	16,020
Governor & Co. of the Bank of Ireland (a)(b)	30,066	64,974
HSBC Holdings PLC	19,908	201,805
Investors Bancorp, Inc. (a)	1,382	18,242

	Shares	Value ($)
Merchants Bancshares, Inc.	814	17,672
National Bank of Greece SA (a)	5,884	118,414
Northfield Bancorp, Inc.	1,249	18,086
Northrim BanCorp, Inc.	984	16,807
PNC Financial Services Group, Inc.	10,846	647,506
Signature Bank (a)	1,025	37,976
Standard Chartered PLC	8,130	221,762
Sumitomo Mitsui Financial Group, Inc.	4,800	158,648
Sumitomo Trust & Banking Co., Ltd.	19,000	111,370
SunTrust Banks, Inc.	7,750	207,623
SVB Financial Group (a)	1,708	79,695
Svenska Handelsbanken AB, Class A	3,127	91,637
TCF Financial Corp.	6,800	108,392
U.S. Bancorp	31,439	813,641
Wells Fargo & Co.	28,566	888,974
West Coast Bancorp	3,214	8,292
Whitney Holding Corp.	1,161	16,010
Zions Bancorporation	9,125	199,108
Commercial Banks Total		7,201,961
Consumer Finance – 0.5%
American Express Co.	20,700	854,082
Cash America International, Inc.	900	35,532
Discover Financial Services	10,759	160,309
Ezcorp, Inc., Class A (a)	1,215	25,029
Consumer Finance Total		1,074,952
Diversified Financial Services – 0.7%
ING Groep NV (a)	18,170	181,409
IntercontinentalExchange, Inc. (a)	320	35,898
JPMorgan Chase & Co.	31,103	1,391,859
Medallion Financial Corp.	1,534	12,211
Moody's Corp.	1,210	35,997
Pico Holdings, Inc. (a)	400	14,876
Diversified Financial Services Total		1,672,250
Insurance – 1.6%
ACE Ltd.	6,620	346,226
American Safety Insurance Holdings Ltd. (a)	1,150	19,079
Amerisafe, Inc. (a)	1,075	17,598
Argo Group International Holdings Ltd.	730	23,791
Assured Guaranty Ltd.	1,600	35,152
Axis Capital Holdings Ltd.	13,646	426,574
Baldwin & Lyons, Inc., Class B	790	19,031
Baloise Holding AG, Registered Shares	1,612	142,946
Brit Insurance Holdings NV	11,673	133,296

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
CNA Surety Corp. (a)	1,480	26,329
EMC Insurance Group, Inc.	881	19,840
FBL Financial Group, Inc., Class A	1,012	24,774
First Mercury Financial Corp.	1,549	20,183
Genworth Financial, Inc., Class A (a)	3,400	62,356
Harleysville Group, Inc.	540	18,230
Horace Mann Educators Corp.	1,851	27,876
Lincoln National Corp.	1,996	61,277
National Western Life Insurance Co., Class A	97	17,882
Navigators Group, Inc. (a)	644	25,329
Old Republic International Corp.	1,090	13,821
Primerica, Inc. (a)	275	4,125
Prudential Financial, Inc.	18,219	1,102,249
Reinsurance Group of America, Inc.	2,400	126,048
RLI Corp.	346	19,729
Safety Insurance Group, Inc.	860	32,396
Sampo Oyj, Class A	6,909	183,273
Stewart Information Services Corp.	1,210	16,698
United America Indemnity Ltd., Class A (a)	4,943	47,305
United Fire & Casualty Co.	1,459	26,247
XL Capital Ltd., Class A	16,163	305,481
Zurich Financial Services AG, Registered Shares	727	186,370
Insurance Total		3,531,511
Real Estate Investment Trusts (REITs) – 0.8%
Alexandria Real Estate Equities, Inc.	1,100	74,360
Boston Properties, Inc.	1,050	79,212
DCT Industrial Trust, Inc.	3,974	20,784
DiamondRock Hospitality Co. (a)	3,128	31,624
Digital Realty Trust, Inc.	850	46,070
Equity Residential Property Trust	7,900	309,285
FelCor Lodging Trust, Inc. (a)	5,405	30,809
Franklin Street Properties Corp.	1,704	24,589
Getty Realty Corp.	570	13,338
Host Hotels & Resorts, Inc.	4,197	61,486
Japan Retail Fund Investment Corp.	128	150,604
National Health Investors, Inc.	753	29,186
Nationwide Health Properties, Inc.	940	33,041
Pebblebrook Hotel Trust (a)	990	20,820
Plum Creek Timber Co., Inc.	950	36,965
Potlatch Corp.	949	33,253
ProLogis	3,700	48,840
Rayonier, Inc.	7,500	340,725
Simon Property Group, Inc.	3,827	321,085
Starwood Property Trust, Inc.	1,110	21,423

	Shares	Value ($)
Sunstone Hotel Investors, Inc. (a)	2,336	26,093
Taubman Centers, Inc.	1,300	51,896
Universal Health Realty Income Trust	620	21,911
Urstadt Biddle Properties, Inc., Class A	1,290	20,395
Vornado Realty Trust	802	60,711
Real Estate Investment Trusts (REITs) Total		1,908,505
Real Estate Management & Development – 0.2%
Avatar Holdings, Inc. (a)	887	19,283
Hongkong Land Holdings Ltd.	28,000	141,960
Huaku Development Co., Ltd.	62,000	160,866
Maui Land & Pineapple Co., Inc. (a)	620	3,863
Swire Pacific Ltd., Class A	7,500	90,173
Real Estate Management & Development Total		416,145
Thrifts & Mortgage Finance – 0.1%
Bank Mutual Corp.	3,685	23,952
BankFinancial Corp.	2,029	18,606
Beneficial Mutual Bancorp, Inc. (a)	2,381	22,572
Brookline Bancorp, Inc.	2,400	25,536
Clifton Savings Bancorp, Inc.	1,540	14,276
ESSA Bancorp, Inc.	1,068	13,393
Home Federal Bancorp, Inc.	1,947	28,251
People's United Financial, Inc.	1,930	30,185
TrustCo Bank Corp. NY	2,150	13,266
United Financial Bancorp, Inc.	1,199	16,762
Washington Federal, Inc.	1,270	25,806
Westfield Financial, Inc.	2,583	23,738
Thrifts & Mortgage Finance Total		256,343
Financials Total		19,814,173
Health Care – 5.6%
Biotechnology – 0.7%
Acorda Therapeutics, Inc. (a)	750	25,650
Alexion Pharmaceuticals, Inc. (a)	1,628	88,514
Amgen, Inc. (a)	2,234	133,504
Celgene Corp. (a)	7,350	455,406
Cubist Pharmaceuticals, Inc. (a)	1,125	25,358
Dendreon Corp. (a)	6,695	244,167
Gilead Sciences, Inc. (a)	4,050	184,194
Halozyme Therapeutics, Inc. (a)	2,565	20,494
Human Genome Sciences, Inc. (a)	1,823	55,055
Ironwood Pharmaceuticals, Inc. (a)	835	11,289
Isis Pharmaceuticals, Inc. (a)	2,605	28,447
Momenta Pharmaceuticals, Inc. (a)	1,420	21,257
Myriad Genetics, Inc. (a)	1,370	32,948

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Onyx Pharmaceuticals, Inc. (a)	2,525	76,457
Seattle Genetics, Inc. (a)	2,037	24,322
Vertex Pharmaceuticals, Inc. (a)	5,200	212,524
Biotechnology Total		1,639,586
Health Care Equipment & Supplies – 0.9%
Analogic Corp.	330	14,101
Beckman Coulter, Inc.	538	33,786
C.R. Bard, Inc.	3,500	303,170
Cantel Medical Corp.	606	12,029
CareFusion Corp. (a)	10,550	278,837
Conceptus, Inc. (a)	1,055	21,058
Cooper Companies, Inc.	900	34,992
Cutera, Inc. (a)	1,235	12,807
DexCom, Inc. (a)	2,565	24,957
Edwards Lifesciences Corp. (a)	2,050	202,704
Gen-Probe, Inc. (a)	950	47,500
Hospira, Inc. (a)	8,050	456,033
ICU Medical, Inc. (a)	605	20,842
Insulet Corp. (a)	1,735	26,181
Intuitive Surgical, Inc. (a)	170	59,182
Kensey Nash Corp. (a)	524	12,361
Masimo Corp. (a)	1,658	44,020
NuVasive, Inc. (a)	1,341	60,613
St. Jude Medical, Inc. (a)	3,750	153,938
Symmetry Medical, Inc. (a)	1,480	14,859
Syneron Medical Ltd. (a)	1,465	16,012
Teleflex, Inc.	1,100	70,477
Thoratec Corp. (a)	1,460	48,837
Young Innovations, Inc.	466	13,123
Health Care Equipment & Supplies Total		1,982,419
Health Care Providers & Services – 1.4%
AmerisourceBergen Corp.	2,100	60,732
AmSurg Corp. (a)	609	13,148
Brookdale Senior Living, Inc. (a)	2,805	58,428
Cardinal Health, Inc.	10,700	385,521
Catalyst Health Solutions, Inc. (a)	603	24,952
CIGNA Corp.	910	33,288
Community Health Systems, Inc. (a)	1,600	59,088
Express Scripts, Inc. (a)	3,440	350,054
Genoptix, Inc. (a)	530	18,810
Healthspring, Inc. (a)	1,484	26,118
HMS Holdings Corp. (a)	655	33,398
IPC The Hospitalist Co., Inc. (a)	1,515	53,192
Kindred Healthcare, Inc. (a)	1,160	20,938
Laboratory Corp. of America Holdings (a)	1,370	103,723
LHC Group, Inc. (a)	960	32,189
Magellan Health Services, Inc. (a)	500	21,740
Medcath Corp. (a)	1,510	15,810

	Shares	Value ($)
Medco Health Solutions, Inc. (a)	13,200	852,192
Mednax, Inc. (a)	1,325	77,102
Miraca Holdings, Inc.	5,200	158,520
NovaMed, Inc. (a)	2,804	9,534
Owens & Minor, Inc.	360	16,700
Patterson Companies, Inc.	1,570	48,749
PSS World Medical, Inc. (a)	1,365	32,091
Res-Care, Inc. (a)	1,606	19,256
Skilled Healthcare Group, Inc., Class A (a)	2,525	15,579
Triple-S Management Corp., Class B (a)	820	14,555
U.S. Physical Therapy, Inc. (a)	740	12,876
UnitedHealth Group, Inc. (a)	8,400	274,428
Universal Health Services, Inc., Class B	4,750	166,677
VCA Antech, Inc. (a)	1,680	47,090
Health Care Providers & Services Total		3,056,478
Health Care Technology – 0.1%
Cerner Corp. (a)	420	35,725
Medidata Solutions, Inc. (a)	1,310	19,912
Omnicell, Inc. (a)	4,105	57,593
Quality Systems, Inc.	370	22,733
Health Care Technology Total		135,963
Life Sciences Tools & Services – 0.9%
ICON PLC, ADR (a)	4,515	119,196
Illumina, Inc. (a)	2,802	108,998
Life Technologies Corp. (a)	12,330	644,489
Mettler-Toledo International, Inc. (a)	475	51,870
Millipore Corp. (a)	1,000	105,600
QIAGEN N.V. (a)	7,950	182,770
Thermo Fisher Scientific, Inc. (a)	16,133	829,882
Life Sciences Tools & Services Total		2,042,805
Pharmaceuticals – 1.6%
Abbott Laboratories	15,700	827,076
Allergan, Inc.	6,300	411,516
Ardea Biosciences, Inc. (a)	1,085	19,812
Astellas Pharma, Inc.	2,800	101,380
AstraZeneca PLC, ADR	5,855	261,836
Impax Laboratories, Inc. (a)	2,010	35,939
Merck & Co., Inc.	8,912	332,863
Mylan, Inc. (a)	13,300	302,043
Novartis AG, Registered Shares	1,729	93,386
Perrigo Co.	1,155	67,822
Pfizer, Inc.	28,100	481,915
Roche Holding AG, Genusschein Shares	1,986	322,085
Salix Pharmaceuticals Ltd. (a)	1,110	41,347

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Sanofi-Aventis SA	3,874	288,777
Santen Pharmaceutical Co., Ltd.	3,700	111,051
Watson Pharmaceuticals, Inc. (a)	800	33,416
Pharmaceuticals Total		3,732,264
Health Care Total		12,589,515
Industrials – 6.1%
Aerospace & Defense – 1.4%
AAR Corp. (a)	692	17,175
AerCap Holdings NV (a)	5,178	59,651
BAE Systems PLC	36,647	206,487
BE Aerospace, Inc. (a)	1,710	52,069
Ceradyne, Inc. (a)	865	19,627
Esterline Technologies Corp. (a)	490	24,221
General Dynamics Corp.	2,400	185,280
Global Defense Technology & Systems, Inc. (a)	1,360	18,224
Goodrich Corp.	2,500	176,300
Honeywell International, Inc.	10,100	457,227
ITT Corp.	650	34,847
L-3 Communications Holdings, Inc.	3,775	345,903
Ladish Co., Inc. (a)	1,130	22,781
LMI Aerospace, Inc. (a)	1,745	32,422
MTU Aero Engines Holding AG	2,901	168,778
Precision Castparts Corp.	790	100,101
Teledyne Technologies, Inc. (a)	579	23,895
United Technologies Corp.	15,080	1,110,039
Aerospace & Defense Total		3,055,027
Air Freight & Logistics – 0.3%
Atlas Air Worldwide Holdings, Inc. (a)	345	18,302
FedEx Corp.	3,100	289,540
Forward Air Corp.	900	23,670
Pacer International, Inc. (a)	2,553	15,369
United Parcel Service, Inc., Class B	5,750	370,358
Air Freight & Logistics Total		717,239
Airlines – 0.1%
AMR Corp. (a)	4,750	43,272
Delta Air Lines, Inc. (a)	5,690	83,017
Skywest, Inc.	1,370	19,564
Turk Hava Yollari A.O.	23,863	81,758
UAL Corp. (a)	1,555	30,400
Airlines Total		258,011
Building Products – 0.2%
Ameron International Corp.	287	18,050
Lennox International, Inc.	350	15,512
Masco Corp.	22,100	342,992

	Shares	Value ($)
NCI Building Systems, Inc. (a)	282	3,113
Universal Forest Products, Inc.	510	19,645
Building Products Total		399,312
Commercial Services & Supplies – 0.1%
ABM Industries, Inc.	740	15,688
ACCO Brands Corp. (a)	3,025	23,172
Aeon Delight Co., Ltd.	7,900	111,034
ATC Technology Corp. (a)	740	12,698
Consolidated Graphics, Inc. (a)	630	26,088
Ennis, Inc.	943	15,343
Stericycle, Inc. (a)	890	48,505
Tetra Tech, Inc. (a)	1,180	27,187
United Stationers, Inc. (a)	410	24,129
Commercial Services & Supplies Total		303,844
Construction & Engineering – 0.6%
Comfort Systems USA, Inc.	1,212	15,138
COMSYS Holdings Corp.	10,400	100,674
CTCI Corp.	100,000	104,383
Dycom Industries, Inc. (a)	1,950	17,101
EMCOR Group, Inc. (a)	1,070	26,354
Fluor Corp.	4,948	230,131
Foster Wheeler AG (a)	9,520	258,373
KBR, Inc.	960	21,274
KHD Humboldt Wedag International AG (d)	272	2,000
Layne Christensen Co. (a)	580	15,492
Maire Tecnimont SpA	41,331	157,423
Pike Electric Corp. (a)	4,277	39,862
Sterling Construction Co., Inc. (a)	2,288	35,967
Toyo Engineering Corp.	34,000	130,559
Vinci SA	1,401	82,569
Construction & Engineering Total		1,237,300
Electrical Equipment – 0.3%
A.O. Smith Corp.	500	26,285
Acuity Brands, Inc.	460	19,417
AMETEK, Inc.	840	34,826
Baldor Electric Co.	900	33,660
Belden, Inc.	730	20,046
Cooper Industries PLC, Class A	1,300	62,322
First Solar, Inc. (a)	310	38,022
Fushi Copperweld, Inc. (a)	4,176	46,855
GrafTech International Ltd. (a)	4,541	62,075
Mitsubishi Electric Corp.	10,000	91,881
Roper Industries, Inc.	750	43,380
Schneider Electric SA	1,415	165,966
Trina Solar Ltd., ADR (a)	4,870	118,877
Electrical Equipment Total		763,612

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Industrial Conglomerates – 0.7%
DCC PLC	4,335	112,417
General Electric Co.	48,562	883,829
McDermott International, Inc. (a)	6,260	168,519
Tyco International Ltd.	12,429	475,409
Industrial Conglomerates Total		1,640,174
Machinery – 1.6%
Astec Industries, Inc. (a)	595	17,231
Bucyrus International, Inc.	4,135	272,869
CIRCOR International, Inc.	590	19,594
Columbus McKinnon Corp. (a)	1,365	21,663
Cummins, Inc.	3,410	211,249
Demag Cranes AG (a)	2,923	102,469
Eaton Corp.	3,100	234,887
EnPro Industries, Inc. (a)	790	22,973
Flowserve Corp.	2,450	270,161
FreightCar America, Inc.	667	16,115
Harsco Corp.	570	18,206
Illinois Tool Works, Inc.	15,000	710,400
Ingersoll-Rand PLC	18,100	631,147
Kadant, Inc. (a)	948	13,661
Kennametal, Inc.	5,900	165,908
LB Foster Co., Class A (a)	497	14,358
Mueller Industries, Inc.	900	24,111
Mueller Water Products, Inc., Class A	4,180	19,980
Navistar International Corp. (a)	6,111	273,345
PACCAR, Inc.	2,100	91,014
Pall Corp.	1,030	41,705
Parker Hannifin Corp.	6,350	411,099
Robbins & Myers, Inc.	1,435	34,182
Terex Corp. (a)	2,100	47,691
Machinery Total		3,686,018
Professional Services – 0.3%
Advisory Board Co. (a)	725	22,837
Atkins WS PLC	9,177	86,342
CDI Corp.	981	14,381
FTI Consulting, Inc. (a)	300	11,796
Kforce, Inc. (a)	889	13,522
Korn/Ferry International (a)	2,549	44,990
LECG Corp. (a)	2,986	8,898
Manpower, Inc.	7,510	428,971
Navigant Consulting, Inc. (a)	970	11,766
TrueBlue, Inc. (a)	1,285	19,918
Professional Services Total		663,421
Road & Rail – 0.3%
Arkansas Best Corp.	540	16,135
Canadian National Railway Co.	3,050	184,799

	Shares	Value ($)
Con-way, Inc.	4,200	147,504
Dollar Thrifty Automotive Group, Inc. (a)	2,435	78,237
Genesee & Wyoming, Inc., Class A (a)	600	20,472
Heartland Express, Inc.	870	14,355
Knight Transportation, Inc.	2,000	42,180
Landstar System, Inc.	1,300	54,574
Old Dominion Freight Line, Inc. (a)	2,075	69,284
Ryder System, Inc.	400	15,504
Werner Enterprises, Inc.	1,780	41,243
Road & Rail Total		684,287
Trading Companies & Distributors – 0.2%
Applied Industrial Technologies, Inc.	660	16,401
Fastenal Co.	850	40,792
ITOCHU Corp.	11,000	96,363
Kaman Corp.	761	19,033
Mitsui & Co., Ltd.	9,400	157,957
RSC Holdings, Inc. (a)	3,390	26,984
Trading Companies & Distributors Total		357,530
Transportation Infrastructure – 0.0%
Aegean Marine Petroleum Network, Inc.	1,664	47,224
Transportation Infrastructure Total		47,224
Industrials Total		13,812,999
Information Technology – 8.7%
Communications Equipment – 1.0%
ADC Telecommunications, Inc. (a)	2,290	16,740
Anaren, Inc. (a)	952	13,556
Aruba Networks, Inc. (a)	3,385	46,239
Bel Fuse, Inc., Class B	429	8,644
Black Box Corp.	597	18,364
Brocade Communications Systems, Inc. (a)	6,500	37,115
Cisco Systems, Inc. (a)	41,645	1,084,019
CommScope, Inc. (a)	9,620	269,552
F5 Networks, Inc. (a)	610	37,521
Finisar Corp. (a)	4,835	75,958
Plantronics, Inc.	610	19,081
Polycom, Inc. (a)	1,064	32,537
QUALCOMM, Inc.	13,450	564,765
Symmetricom, Inc. (a)	2,420	14,109
Tandberg ASA	1,340	38,217
Tekelec (a)	680	12,349
Tellabs, Inc.	2,750	20,818
Communications Equipment Total		2,309,584

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Computers & Peripherals – 2.3%
Adaptec, Inc. (a)	3,280	10,726
Apple, Inc. (a)	6,600	1,550,538
Diebold, Inc.	2,000	63,520
EMC Corp. (a)	70,700	1,275,428
Hewlett-Packard Co.	22,220	1,180,993
International Business Machines Corp.	6,650	852,862
NetApp, Inc. (a)	1,280	41,677
SanDisk Corp. (a)	1,330	46,058
Super Micro Computer, Inc. (a)	1,545	26,698
Teradata Corp. (a)	5,950	171,895
Western Digital Corp. (a)	785	30,607
Computers & Peripherals Total		5,251,002
Electronic Equipment, Instruments & Components – 0.3%
Agilent Technologies, Inc. (a)	3,140	107,985
Anixter International, Inc. (a)	580	27,173
Arrow Electronics, Inc. (a)	2,000	60,260
Benchmark Electronics, Inc. (a)	1,501	31,131
Brightpoint, Inc. (a)	2,740	20,632
CPI International, Inc. (a)	1,113	14,758
CTS Corp.	1,653	15,571
Dolby Laboratories, Inc., Class A (a)	690	40,482
DTS, Inc. (a)	1,265	43,061
Electro Scientific Industries, Inc. (a)	1,080	13,835
FUJIFILM Holdings Corp.	4,100	141,213
Littelfuse, Inc. (a)	525	19,955
Methode Electronics, Inc.	1,584	15,682
Molex, Inc.	3,200	66,752
MTS Systems Corp.	570	16,547
NAM TAI Electronics, Inc. (a)	2,781	13,905
TTM Technologies, Inc. (a)	2,341	20,788
Electronic Equipment, Instruments & Components Total		669,730
Internet Software & Services – 1.0%
Akamai Technologies, Inc. (a)	10,840	340,484
Constant Contact, Inc. (a)	1,155	26,819
eBay, Inc. (a)	10,500	282,975
Equinix, Inc. (a)	3,022	294,162
Google, Inc., Class A (a)	1,972	1,118,144
GSI Commerce, Inc. (a)	2,530	70,005
InfoSpace, Inc. (a)	1,270	14,034
United Online, Inc.	1,640	12,267
VeriSign, Inc. (a)	1,000	26,010
VistaPrint NV (a)	405	23,186
Vocus, Inc. (a)	1,140	19,437
Internet Software & Services Total		2,227,523

	Shares	Value ($)
IT Services – 0.7%
Acxiom Corp. (a)	1,020	18,299
Alliance Data Systems Corp. (a)	2,250	143,978
CACI International, Inc., Class A (a)	434	21,201
Cognizant Technology Solutions Corp., Class A (a)	8,520	434,350
CSG Systems International, Inc. (a)	841	17,627
ExlService Holdings, Inc. (a)	1,365	22,768
Gartner, Inc. (a)	1,590	35,362
Global Payments, Inc.	1,300	59,215
Hewitt Associates, Inc., Class A (a)	750	29,835
MasterCard, Inc., Class A	190	48,260
MAXIMUS, Inc.	310	18,888
MoneyGram International, Inc. (a)	3,872	14,752
Redecard SA	4,600	85,101
RightNow Technologies, Inc. (a)	1,870	33,398
TeleTech Holdings, Inc. (a)	1,486	25,381
Visa, Inc., Class A	2,400	218,472
Western Union Co.	12,700	215,392
Wright Express Corp. (a)	630	18,976
IT Services Total		1,461,255
Office Electronics – 0.1%
Canon, Inc.	5,300	245,470
Office Electronics Total		245,470
Semiconductors & Semiconductor Equipment – 1.7%
Advanced Energy Industries, Inc. (a)	1,660	27,490
Advanced Micro Devices, Inc. (a)	2,700	25,029
Amkor Technology, Inc. (a)	1,920	13,574
Analog Devices, Inc.	1,469	42,337
Atheros Communications, Inc. (a)	645	24,968
Atmel Corp. (a)	6,000	30,180
ATMI, Inc. (a)	820	15,834
Cavium Networks, Inc. (a)	3,215	79,925
Cirrus Logic, Inc. (a)	2,190	18,374
Disco Corp.	550	33,827
Entegris, Inc. (a)	4,340	21,874
EZchip Semiconductor Ltd. (a)	1,260	24,809
Fairchild Semiconductor International, Inc. (a)	1,316	14,015
Intel Corp.	16,300	362,838
Kulicke & Soffa Industries, Inc. (a)	2,010	14,573
Lam Research Corp. (a)	9,016	336,477
Marvell Technology Group Ltd. (a)	20,490	417,586
MediaTek, Inc.	6,000	104,100
MEMC Electronic Materials, Inc. (a)	2,410	36,945
Micron Technology, Inc. (a)	30,300	314,817

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
MKS Instruments, Inc. (a)	693	13,576
Monolithic Power Systems, Inc. (a)	1,011	22,545
Nanometrics, Inc. (a)	2,245	21,283
Netlogic Microsystems, Inc. (a)	7,024	206,716
Novellus Systems, Inc. (a)	7,350	183,750
OmniVision Technologies, Inc. (a)	1,355	23,279
Power Integrations, Inc.	845	34,814
Silicon Laboratories, Inc. (a)	1,340	63,878
Skyworks Solutions, Inc. (a)	1,960	30,576
Texas Instruments, Inc.	27,600	675,372
United Microelectronics Corp., ADR (a)	22,828	85,833
Varian Semiconductor Equipment Associates, Inc. (a)	8,820	292,118
Veeco Instruments, Inc. (a)	3,570	155,295
Verigy Ltd. (a)	1,383	15,462
Volterra Semiconductor Corp. (a)	990	24,849
Zoran Corp. (a)	1,135	12,213
Semiconductors & Semiconductor Equipment Total		3,821,131
Software – 1.6%
Adobe Systems, Inc. (a)	900	31,833
Advent Software, Inc. (a)	575	25,731
ANSYS, Inc. (a)	870	37,532
ArcSight, Inc. (a)	815	22,942
Autonomy Corp. PLC (a)	5,384	148,943
Blackboard, Inc. (a)	980	40,827
Citrix Systems, Inc. (a)	1,440	68,357
Compuware Corp. (a)	1,590	13,356
Concur Technologies, Inc. (a)	999	40,969
Informatica Corp. (a)	835	22,428
Jack Henry & Associates, Inc.	500	12,030
McAfee, Inc. (a)	830	33,308
Mentor Graphics Corp. (a)	2,041	16,369
Micros Systems, Inc. (a)	980	32,222
Microsoft Corp.	38,530	1,127,773
Monotype Imaging Holdings, Inc. (a)	1,398	13,603
Netscout Systems, Inc. (a)	1,724	25,498
Nintendo Co. Ltd., ADR	4,700	195,755
Nintendo Co., Ltd.	500	167,398
Nuance Communications, Inc. (a)	22,300	371,072
Oracle Corp.	13,650	350,669
Parametric Technology Corp. (a)	780	14,079
Progress Software Corp. (a)	570	17,915
Red Hat, Inc. (a)	2,560	74,931
Rovi Corp. (a)	1,046	38,838
Salesforce.com, Inc. (a)	4,980	370,761
Solera Holdings, Inc.	880	34,012
SuccessFactors, Inc. (a)	1,800	34,272

	Shares	Value ($)
Sybase, Inc. (a)	2,115	98,601
Taleo Corp., Class A (a)	1,410	36,533
TIBCO Software, Inc. (a)	9,255	99,861
TiVo, Inc. (a)	4,305	73,702
VanceInfo Technologies, Inc., ADR (a)	925	20,618
Software Total		3,712,738
Information Technology Total		19,698,433
Materials – 4.2%
Chemicals – 1.2%
Albemarle Corp.	1,825	77,800
BASF SE	4,906	304,279
Celanese Corp., Series A	24,130	768,541
CF Industries Holdings, Inc.	830	75,679
Clariant AG, Registered Shares (a)	14,315	182,060
Cytec Industries, Inc.	430	20,098
H.B. Fuller Co.	1,450	33,655
International Flavors & Fragrances, Inc.	465	22,167
Monsanto Co.	7,455	532,436
OM Group, Inc. (a)	807	27,341
Potash Corp. of Saskatchewan, Inc.	3,390	404,597
PPG Industries, Inc.	1,400	91,560
Rockwood Holdings, Inc. (a)	655	17,436
Sociedad Quimica y Minera de Chile SA, ADR	1,870	69,919
Solutia, Inc. (a)	5,847	94,195
Syngenta AG, Registered Shares	385	106,912
Chemicals Total		2,828,675
Construction Materials – 0.1%
Ciments Francais SA	812	77,857
Eagle Materials, Inc.	532	14,119
Martin Marietta Materials, Inc.	570	47,624
Construction Materials Total		139,600
Containers & Packaging – 0.4%
Crown Holdings, Inc. (a)	4,860	131,026
Greif, Inc., Class A	335	18,398
Greif, Inc., Class B	741	38,406
Owens-Illinois, Inc. (a)	7,700	273,658
Packaging Corp. of America	18,012	443,275
Containers & Packaging Total		904,763
Metals & Mining – 2.2%
Agnico-Eagle Mines Ltd.	650	36,186
AK Steel Holding Corp.	4,175	95,440
Allegheny Technologies, Inc.	13,345	720,497
Anglo American PLC (a)	4,102	178,900

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
BHP Billiton Ltd., ADR	1,460	117,267
BHP Billiton PLC	10,346	354,821
BlueScope Steel Ltd. (a)	33,310	88,950
Carpenter Technology Corp.	550	20,130
Cliffs Natural Resources, Inc.	370	26,252
Eurasian Natural Resources Corp. PLC	8,647	156,412
First Quantum Minerals Ltd.	1,068	87,877
Freeport-McMoRan Copper & Gold, Inc.	2,292	191,474
Gammon Gold, Inc. (a)	2,215	15,926
Gold Fields Ltd., ADR	3,340	42,151
Goldcorp, Inc.	2,929	109,017
Harry Winston Diamond Corp. (a)	1,390	13,705
Haynes International, Inc.	627	22,277
Horsehead Holding Corp. (a)	2,360	27,942
Ivanhoe Mines Ltd. (a)	4,177	72,722
Jaguar Mining, Inc. (a)	4,179	38,447
Novagold Resources, Inc. (a)	7,525	53,729
Nucor Corp.	7,400	335,812
Olympic Steel, Inc.	659	21,516
Rio Tinto PLC, ADR	1,219	288,574
RTI International Metals, Inc. (a)	870	26,387
Salzgitter AG	1,345	124,857
Silver Wheaton Corp. (a)	4,171	65,401
Steel Dynamics, Inc.	11,850	207,019
Teck Resources Ltd. (a)	3,358	146,274
Terra Nova Royalty Corp. (a)	950	12,493
Thompson Creek Metals Co., Inc. (a)(b)	7,535	101,840
Tokyo Steel Manufacturing Co., Ltd.	8,400	105,213
United States Steel Corp.	8,786	558,087
Vale SA, ADR	4,175	134,393
Walter Energy, Inc.	4,243	391,502
Metals & Mining Total		4,989,490
Paper & Forest Products – 0.3%
International Paper Co.	9,598	236,207
Svenska Cellulosa AB, Class B	7,090	99,958
Weyerhaeuser Co.	9,500	430,065
Paper & Forest Products Total		766,230
Materials Total		9,628,758
Telecommunication Services – 1.3%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	25,052	647,344
BCE, Inc.	4,200	123,438
Bezeq Israeli Telecommunication Corp., Ltd.	54,875	155,757

	Shares	Value ($)
Nippon Telegraph & Telephone Corp.	2,600	109,573
Qwest Communications International, Inc.	8,600	44,892
Tele2 AB, Class B	9,327	155,652
Telefonica O2 Czech Republic AS	6,348	148,245
Telefonica SA	2,931	69,437
Verizon Communications, Inc.	7,485	232,185
Warwick Valley Telephone Co.	1,048	14,913
Diversified Telecommunication Services Total		1,701,436
Wireless Telecommunication Services – 0.6%
American Tower Corp., Class A (a)	9,224	393,035
Millicom International Cellular SA	1,482	132,120
NII Holdings, Inc. (a)	10,205	425,140
NTELOS Holdings Corp.	1,240	22,060
SBA Communications Corp., Class A (a)	3,080	111,095
Shenandoah Telecommunications Co.	626	11,769
Softbank Corp.	6,500	160,119
Syniverse Holdings, Inc. (a)	1,292	25,155
Vodafone Group PLC	31,860	73,488
Wireless Telecommunication Services Total		1,353,981
Telecommunication Services Total		3,055,417
Utilities – 1.8%
Electric Utilities – 0.6%
ALLETE, Inc.	730	24,440
American Electric Power Co., Inc.	25,000	854,500
El Paso Electric Co. (a)	1,220	25,132
Enel SpA	16,334	91,335
Fortum OYJ	5,164	126,313
Great Plains Energy, Inc.	780	14,485
Hawaiian Electric Industries, Inc.	540	12,123
MGE Energy, Inc.	610	21,570
Northeast Utilities	6,824	188,615
PPL Corp.	1,125	31,174
UIL Holdings Corp.	670	18,425
Electric Utilities Total		1,408,112
Gas Utilities – 0.1%
Laclede Group, Inc.	680	22,930
Nicor, Inc.	710	29,763
Perusahaan Gas Negara PT	221,500	103,453
Questar Corp.	790	34,128
Gas Utilities Total		190,274

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Independent Power Producers & Energy Traders – 0.2%
AES Corp. (a)	4,380	48,180
Black Hills Corp.	990	30,047
Drax Group PLC	21,522	122,016
International Power PLC	34,581	167,348
Independent Power Producers & Energy Traders Total		367,591
Multi-Utilities – 0.9%
AGL Energy Ltd.	12,176	167,935
Avista Corp.	1,360	28,166
CH Energy Group, Inc.	430	17,561
NorthWestern Corp.	980	26,274
PG&E Corp.	16,758	710,874
Public Service Enterprise Group, Inc.	1,900	56,088
RWE AG	2,664	236,037
Sempra Energy	8,750	436,625
Wisconsin Energy Corp.	5,900	291,519
Xcel Energy, Inc.	4,980	105,576
Multi-Utilities Total		2,076,655
Utilities Total		4,042,632
Total Common Stocks (cost of $95,886,195)		117,807,430
Corporate Fixed-Income Bonds & Notes – 15.3%
	Par ($)
Basic Materials – 1.1%
Chemicals – 0.3%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	100,000	108,293
Huntsman International LLC
7.875% 11/15/14	555,000	560,550
Chemicals Total		668,843
Forest Products & Paper – 0.3%
Georgia-Pacific Corp.
8.000% 01/15/24	515,000	545,900
Forest Products & Paper Total		545,900
Iron/Steel – 0.4%
ArcelorMittal USA, Inc.
6.500% 04/15/14	225,000	243,892
Nucor Corp.
5.850% 06/01/18	215,000	233,389
Steel Dynamics, Inc.
7.750% 04/15/16 (04/07/10) (e)(f)	365,000	381,425
Iron/Steel Total		858,706

	Par ($)	Value ($)
Metals & Mining – 0.1%
Vale Overseas Ltd.
6.250% 01/23/17	275,000	298,152
Metals & Mining Total		298,152
Basic Materials Total		2,371,601
Communications – 3.0%
Media – 0.9%
Cengage Learning Acquisitions, Inc.
10.500% 01/15/15 (g)	580,000	556,800
Comcast Corp.
7.050% 03/15/33	275,000	295,742
EchoStar DBS Corp.
6.625% 10/01/14	540,000	544,050
News America, Inc.
6.550% 03/15/33	275,000	279,033
Time Warner, Inc.
6.200% 03/15/40	325,000	320,846
Viacom, Inc.
6.125% 10/05/17	110,000	118,921
Media Total		2,115,392
Telecommunication Services – 2.1%
America Movil SAB de CV
5.625% 11/15/17	250,000	264,096
AT&T, Inc.
4.950% 01/15/13	350,000	375,967
British Telecommunications PLC
5.150% 01/15/13	225,000	237,907
Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	365,000	398,887
Cricket Communications, Inc.
9.375% 11/01/14	565,000	574,888
Intelsat Corp.
9.250% 06/15/16	555,000	581,363
Lucent Technologies, Inc.
6.450% 03/15/29	540,000	380,700
New Cingular Wireless Services, Inc.
8.750% 03/01/31	175,000	225,962
Nextel Communications, Inc.
7.375% 08/01/15	610,000	579,500
Qwest Communications International, Inc.
7.500% 02/15/14	560,000	569,800
Telefonica Emisiones SAU
0.580% 02/04/13 (05/04/10) (e)(f)	400,000	391,304
Vodafone Group PLC
5.750% 03/15/16	175,000	190,952
Telecommunication Services Total		4,771,326
Communications Total		6,886,718

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Consumer Cyclical – 0.7%
Apparel – 0.2%
Levi Strauss & Co.
9.750% 01/15/15	515,000	539,463
Apparel Total		539,463
Leisure Time – 0.3%
Royal Caribbean Cruises Ltd.
7.500% 10/15/27	660,000	582,450
Leisure Time Total		582,450
Retail – 0.2%
CVS Pass-Through Trust
7.507% 01/10/32 (g)	349,268	388,393
Retail Total		388,393
Consumer Cyclical Total		1,510,306
Consumer Non-Cyclical – 1.5%
Beverages – 0.3%
Anheuser-Busch InBev Worldwide, Inc.
2.500% 03/26/13 (g)	275,000	275,530
Bottling Group LLC
6.950% 03/15/14	200,000	231,542
Miller Brewing Co.
5.500% 08/15/13 (g)	250,000	267,663
Beverages Total		774,735
Food – 0.6%
Campbell Soup Co.
4.500% 02/15/19	115,000	117,014
ConAgra Foods, Inc.
5.875% 04/15/14	250,000	274,471
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (g)	490,000	558,600
Kraft Foods, Inc.
5.375% 02/10/20	290,000	294,743
Food Total		1,244,828
Healthcare Services – 0.2%
HCA, Inc.
PIK, 9.625% 11/15/16	205,000	219,606
Roche Holdings, Inc.
6.000% 03/01/19 (g)	200,000	221,025
Healthcare Services Total		440,631
Pharmaceuticals – 0.4%
Express Scripts, Inc.
5.250% 06/15/12	200,000	213,251

	Par ($)	Value ($)
Omnicare, Inc.
6.875% 12/15/15	445,000	436,656
Wyeth
5.500% 02/01/14	180,000	198,568
Pharmaceuticals Total		848,475
Consumer Non-Cyclical Total		3,308,669
Energy – 1.9%
Oil & Gas – 0.9%
Canadian Natural Resources Ltd.
5.700% 05/15/17	250,000	266,765
Chesapeake Energy Corp.
6.375% 06/15/15	550,000	540,375
Chevron Corp.
4.950% 03/03/19	175,000	184,931
Nexen, Inc.
5.875% 03/10/35	260,000	247,215
PetroHawk Energy Corp.
7.875% 06/01/15	435,000	443,156
Talisman Energy, Inc.
6.250% 02/01/38	255,000	259,480
Oil & Gas Total		1,941,922
Oil & Gas Services – 0.2%
Halliburton Co.
5.900% 09/15/18	200,000	219,774
Weatherford International Ltd.
5.150% 03/15/13	190,000	201,889
Oil & Gas Services Total		421,663
Pipelines – 0.8%
El Paso Corp.
6.875% 06/15/14	430,000	438,773
Enterprise Products Operating LLC
4.600% 08/01/12	190,000	200,419
MarkWest Energy Partners LP
8.500% 07/15/16	545,000	553,856
Plains All American Pipeline LP/PAA Finance Corp.
6.650% 01/15/37	200,000	207,388
TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (e)(f)	320,000	304,479
Williams Partners LP
6.300% 04/15/40 (g)	210,000	208,678
Pipelines Total		1,913,593
Energy Total		4,277,178

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Financials – 5.0%
Banks – 2.8%
ANZ National International Ltd.
6.200% 07/19/13 (g)	350,000	385,716
Bank of New York Mellon Corp.
5.125% 08/27/13	350,000	381,957
Barclays Bank PLC
6.750% 05/22/19	375,000	414,860
Capital One Financial Corp.
5.500% 06/01/15	300,000	315,459
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (g)	750,000	827,271
Citigroup Funding, Inc.
2.000% 03/30/12 (h)	800,000	811,417
Commonwealth Bank of Australia
3.750% 10/15/14 (g)	200,000	202,744
Credit Suisse/New York NY
6.000% 02/15/18	375,000	397,043
Deutsche Bank AG London
4.875% 05/20/13	300,000	321,487
Goldman Sachs Group, Inc.
5.350% 01/15/16	215,000	226,486
HSBC Capital Funding LP
9.547% 12/31/49 (06/30/10) (e)(f)(g)	450,000	455,625
Keycorp
6.500% 05/14/13	290,000	309,694
Merrill Lynch & Co., Inc.
6.050% 08/15/12 (i)	350,000	373,802
Morgan Stanley
6.750% 04/15/11	150,000	158,347
U.S. Bank N.A.
6.300% 02/04/14	350,000	390,326
Wachovia Corp.
4.875% 02/15/14	375,000	388,488
Banks Total		6,360,722
Commercial Banks – 0.2%
Rabobank Nederland NV
4.750% 01/15/20 (g)	450,000	449,516
Commercial Banks Total		449,516
Diversified Financial Services – 0.9%
Ameriprise Financial, Inc.
7.300% 06/28/19	230,000	266,488
Bear Stearns Cos. LLC
7.250% 02/01/18	425,000	491,121
General Electric Capital Corp.
2.250% 03/12/12 (h)	800,000	817,014
5.000% 01/08/16	430,000	450,970

	Par ($)	Value ($)
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (c)(j)	350,000	82,687
Diversified Financial Services Total		2,108,280
Insurance – 0.9%
Chubb Corp.
5.750% 05/15/18	150,000	162,178
CNA Financial Corp.
5.850% 12/15/14	85,000	86,492
7.350% 11/15/19	125,000	130,641
Lincoln National Corp.
8.750% 07/01/19	225,000	275,124
MetLife, Inc.
6.817% 08/15/18	285,000	316,150
Principal Life Income Funding Trusts
5.300% 04/24/13	225,000	241,528
Prudential Financial, Inc.
6.100% 06/15/17	275,000	290,832
Transatlantic Holdings, Inc.
8.000% 11/30/39	300,000	306,602
UnitedHealth Group, Inc.
5.250% 03/15/11	200,000	207,681
Insurance Total		2,017,228
Real Estate Investment Trusts (REITs) – 0.2%
Duke Realty LP
8.250% 08/15/19	275,000	306,705
Simon Property Group LP
6.750% 02/01/40	170,000	169,109
Real Estate Investment Trusts (REITs) Total		475,814
Financials Total		11,411,560
Industrials – 0.8%
Aerospace & Defense – 0.4%
BE Aerospace, Inc.
8.500% 07/01/18	520,000	555,100
United Technologies Corp.
5.375% 12/15/17	250,000	269,642
Aerospace & Defense Total		824,742
Miscellaneous Manufacturing – 0.2%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	230,000	278,883
Tyco International Ltd./Tyco International Finance SA
7.000% 12/15/19	255,000	292,651
Miscellaneous Manufacturing Total		571,534

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	225,000	231,506
Norfolk Southern Corp.
5.750% 04/01/18	175,000	187,839
Transportation Total		419,345
Industrials Total		1,815,621
Technology – 0.2%
Networking Products – 0.1%
Cisco Systems, Inc.
4.950% 02/15/19	245,000	254,784
Networking Products Total		254,784
Software – 0.1%
Oracle Corp.
6.500% 04/15/38	190,000	209,718
Software Total		209,718
Technology Total		464,502
Utilities – 1.1%
Electric – 0.9%
Commonwealth Edison Co.
5.950% 08/15/16	200,000	219,224
Consolidated Edison Co. of New York
5.850% 04/01/18	230,000	251,717
Dominion Resources, Inc.
5.200% 08/15/19	240,000	245,645
Energy Future Holdings Corp.
10.000% 01/15/20 (g)	550,000	573,375
Indiana Michigan Power Co.
5.650% 12/01/15	225,000	239,969
Pacific Gas & Electric Co.
5.800% 03/01/37	225,000	223,259
Progress Energy, Inc.
7.750% 03/01/31	200,000	235,845
Electric Total		1,989,034
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	225,000	241,973
Sempra Energy
6.500% 06/01/16	230,000	256,953
Gas Total		498,926
Utilities Total		2,487,960
Total Corporate Fixed-Income Bonds & Notes (cost of $32,664,595)		34,534,115

Government & Agency Obligations – 11.2%
	Par ($)	Value ($)
Foreign Government Obligations – 0.6%
Province of Ontario
5.450% 04/27/16	500,000	551,080
Province of Quebec
4.625% 05/14/18	435,000	453,953
United Mexican States
7.500% 04/08/33	250,000	298,125
Foreign Government Obligations Total		1,303,158
U.S. Government Agencies – 0.7%
Federal Home Loan Bank
5.500% 08/13/14	165,000	185,680
Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (k)	85,000	86,248
5.500% 08/23/17	1,125,000	1,256,814
U.S. Government Agencies Total		1,528,742
U.S. Government Obligations – 9.9%
U.S. Treasury Bonds
5.375% 02/15/31	5,065,000	5,603,156
U.S. Treasury Inflation Indexed Bonds
1.625% 01/15/15	652,447	681,603
2.000% 01/15/14	515,935	547,819
2.375% 01/15/25	775,865	812,173
3.875% 04/15/29	764,417	970,212
U.S. Treasury Inflation Indexed Notes
1.875% 07/15/13	430,580	455,573
2.000% 01/15/16	447,568	474,842
2.125% 01/15/19	504,575	531,499
2.375% 04/15/11	218,316	225,377
2.625% 07/15/17	365,887	402,132
3.000% 07/15/12	1,849,706	1,992,481
U.S. Treasury Notes
0.875% 04/30/11	2,135,000	2,143,758
1.375% 10/15/12	3,250,000	3,254,063
2.125% 11/30/14	850,000	838,844
2.375% 10/31/14	3,600,000	3,595,219
U.S. Government Obligations Total		22,528,751
Total Government & Agency Obligations (cost of $25,113,170)		25,360,651
Mortgage-Backed Securities – 7.8%
Federal Home Loan Mortgage Corp.
4.500% 01/01/40	2,441,119	2,449,436
5.000% 06/01/36	504,480	521,626
5.000% 02/01/38	710,314	734,416
5.500% 04/01/21	1,286,762	1,381,625

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
6.000% 12/01/37	1,287,031	1,383,176
6.500% 02/01/11	3,545	3,573
6.500% 04/01/11	10,003	10,391
6.500% 05/01/11	6,241	6,516
6.500% 10/01/11	7,035	7,343
6.500% 07/01/16	8,208	8,876
6.500% 04/01/26	21,469	23,626
6.500% 06/01/26	27,419	30,172
6.500% 02/01/27	23,281	25,658
6.500% 06/01/31	30,362	33,493
6.500% 07/01/31	11,359	12,538
6.500% 01/01/38	471,302	513,137
7.000% 07/01/28	34,403	38,711
7.000% 04/01/29	21,147	23,795
7.000% 01/01/30	4,443	4,998
7.000% 06/01/31	6,383	7,156
7.000% 08/01/31	73,579	82,487
7.500% 08/01/15	339	369
7.500% 01/01/30	43,603	49,819
8.000% 09/01/15	18,511	20,284
Federal National Mortgage Association
4.000% 01/01/25	1,577,099	1,602,524
5.000% 01/01/38	853,361	881,517
5.500% 11/01/21	193,334	207,497
5.500% 03/01/37	1,339,999	1,414,557
6.000% 09/01/36	503,676	537,603
6.000% 03/01/39	442,700	470,998
6.500% 03/01/11	1,730	1,805
7.000% 03/01/15	32,109	34,640
7.000% 07/01/16	7,307	8,016
7.000% 02/01/31	17,777	19,962
7.000% 07/01/31	65,154	73,196
7.000% 07/01/32	5,253	5,903
7.500% 06/01/15	10,129	11,120
7.500% 08/01/15	29,674	32,577
7.500% 09/01/15	9,945	10,918
7.500% 02/01/31	19,867	22,493
7.500% 08/01/31	17,988	20,375
8.000% 12/01/29	20,462	23,740
8.000% 04/01/30	28,018	32,473
8.000% 05/01/30	2,655	3,077
8.000% 07/01/31	28,470	33,005
TBA,
5.500% 04/13/40 (d)	835,000	880,012
Government National Mortgage Association
5.000% 04/15/39	1,858,744	1,936,316
5.500% 02/15/37	131,371	139,289
5.500% 09/15/39	1,303,514	1,381,934
6.000% 04/15/13	2,239	2,422
6.500% 05/15/13	6,905	7,467
6.500% 06/15/13	2,456	2,656

	Par ($)	Value ($)
6.500% 08/15/13	4,590	4,964
6.500% 11/15/13	13,928	15,062
6.500% 07/15/14	15,256	16,497
6.500% 01/15/29	4,947	5,445
6.500% 03/15/29	60,760	66,882
6.500% 04/15/29	91,047	100,219
6.500% 05/15/29	81,884	90,133
6.500% 07/15/31	34,395	37,817
7.000% 11/15/13	92,219	98,778
7.000% 05/15/29	8,769	9,846
7.000% 09/15/29	25,868	29,045
7.000% 06/15/31	22,055	24,787
7.500% 06/15/23	732	827
7.500% 01/15/26	17,719	19,997
7.500% 09/15/29	28,383	32,094
8.000% 07/15/25	8,841	9,563
8.500% 12/15/30	2,571	2,996
9.000% 12/15/17	17,013	18,954
Total Mortgage-Backed Securities (cost of $17,295,995)		17,755,219
Commercial Mortgage-Backed Securities – 4.6%
Bear Stearns Commercial Mortgage Securities
4.804% 09/11/42	800,000	831,774
5.742% 09/11/42 (04/01/10) (e)(f)	1,000,000	1,029,964
5.746% 09/11/42	707,000	752,666
Commercial Mortgage Pass Through Certificates
5.234% 07/10/37 (04/01/10) (e)(f)	980,000	1,020,899
GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	725,000	758,144
Greenwich Capital Commercial Funding Corp.
5.190% 04/10/37 (04/01/10) (e)(f)	350,000	367,051
JPMorgan Chase Commercial Mortgage Securities Corp.
4.134% 10/15/37	301,781	310,990
4.824% 10/15/42 (04/01/10) (e)(f)	385,000	400,236
5.201% 08/12/37 (04/01/10) (e)(f)	546,368	570,179
5.440% 06/12/47	1,020,000	996,943
5.447% 06/12/47	509,000	521,169
Morgan Stanley Capital I
5.325% 12/15/43	800,000	847,258
5.809% 12/12/49	1,500,000	1,475,255
Nationslink Funding Corp.
7.104% 01/22/26	419,270	456,503
Total Commercial Mortgage-Backed Securities (cost of $9,861,568)		10,339,031

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

Collateralized Mortgage Obligations – 1.8%
	Par ($)	Value ($)
Agency – 1.6%
Federal Home Loan Mortgage Corp.
4.500% 02/15/18	334,160	349,871
5.000% 05/15/33	720,000	761,583
6.000% 02/15/28	440,917	447,788
Federal National Mortgage Association
4.000% 12/25/20	942,180	976,879
4.500% 11/25/23	775,061	812,350
5.000% 12/25/15	232,786	234,872
Agency Total		3,583,343
Non-Agency – 0.2%
American Mortgage Trust
8.445% 09/27/22 (c)(f)	6,034	3,658
Countrywide Alternative Loan Trust
5.500% 10/25/35	522,154	432,742
Non-Agency Total		436,400
Total Collateralized Mortgage Obligations (cost of $4,095,775)		4,019,743
Asset-Backed Securities – 0.9%
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37 (04/01/10) (e)(f)	490,000	455,286
Franklin Auto Trust
5.360% 05/20/16	989,000	1,024,238
Green Tree Financial Corp.
6.870% 01/15/29	105,944	111,303
Harley-Davidson Motorcycle Trust
5.350% 03/15/13	497,934	510,692
Total Asset-Backed Securities (cost of $2,074,864)		2,101,519
Convertible Preferred Stocks – 0.3%
	Shares
Financials – 0.1%
Commercial Banks – 0.0%
Fifth Third Bancorp., 8.500%	800	108,944
Commercial Banks Total		108,944
Diversified Financial Services – 0.1%
Citigroup, Inc., 7.500%	1,798	219,140
Diversified Financial Services Total		219,140
Financials Total		328,084

	Shares	Value ($)
Materials – 0.2%
Metals & Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	3,100	359,507
Metals & Mining Total		359,507
Materials Total		359,507
Total Convertible Preferred Stocks (cost of $419,721)		687,591
Investment Companies – 2.1%
iShares MSCI EAFE Index Fund	2,988	167,328
iShares MSCI Japan Index Fund	443,000	4,624,920
iShares Russell 2000 Value Index Fund	210	13,406
Total Investment Companies (cost of $4,542,427)		4,805,654
Short-Term Obligation – 3.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due on 04/01/10, at 0.000%, collateralized by U.S. Treasury obligations with various maturities to 01/31/14, market value $8,973,788 (repurchase proceeds $8,775,000)	8,775,000	8,775,000
Total Short-Term Obligation (cost of $8,775,000)		8,775,000
Total Investments – 99.9% (cost of $200,729,310) (l)		226,185,953
Other Assets & Liabilities, Net – 0.1%		323,857
Net Assets – 100.0%		226,509,810

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is held as collateral for open written options contracts. At March 31, 2010, market value of these securities pledged amounted to $287,061.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $127,776, which represents less than 0.1% of net assets.

(d)  Security purchased on a delayed delivery basis.

(e)  Parenthetical date represents the effective maturity date for the security.

(f)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid, amounted to $5,370,936, which represents 2.4% of net assets.

(h)  Security is guaranteed by the Federal Deposit Insurance Corporation.

(i)  Investments in affiliates during the six months ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$373,270	$—	$—	$10,588	$373,802

(j)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $82,687, which represents less than 0.1% of net assets.

(k)  All or a portion of this security is held as collateral for open futures contracts. At March 31, 2010, market value of the security pledged amounted to $71,028.

(l)  Cost for federal income tax purposes is $200,752,174.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$11,832,228	$1,692,430	$—	$13,524,658
Consumer Staples	7,228,202	1,245,452	41,431	8,515,085
Energy	11,907,712	1,218,048	—	13,125,760
Financials	15,529,734	4,284,439	—	19,814,173
Health Care	11,514,316	1,075,199	—	12,589,515
Industrials	11,853,939	1,959,060	—	13,812,999
Information Technology	18,819,265	879,168	—	19,698,433
Materials	7,848,539	1,780,219	—	9,628,758
Telecommunication Services	2,183,146	872,271	—	3,055,417
Utilities	3,028,195	1,014,437	—	4,042,632
Total Common Stocks	101,745,276	16,020,723	41,431	117,807,430
Total Corporate Fixed-Income Bonds & Notes	—	34,534,115	—	34,534,115
Government & Agency Obligations
Foreign Government Obligations	—	1,303,158	—	1,303,158
U.S. Government Agencies	—	1,528,742	—	1,528,742
U.S. Government Obligations	22,528,751	—	—	22,528,751
Total Government & Agency Obligations	22,528,751	2,831,900	—	25,360,651
Total Mortgage-Backed Securities	880,012	16,875,207	—	17,755,219
Total Commercial Mortgage-Backed Securities	—	10,339,031	—	10,339,031

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Collateralized Mortgage Obligations
Agency	$—	$3,583,343	$—	$3,583,343
Non-Agency	—	432,742	3,658	436,400
Total Collateralized Mortgage Obligations	—	4,016,085	3,658	4,019,743
Asset-Backed Securities	—	2,101,519	—	2,101,519
Total Convertible Preferred Stock	687,591	—	—	687,591
Total Investment Companies	4,805,654	—	—	4,805,654
Total Short-Term Obligation	—	8,775,000	—	8,775,000
Total Investments	130,647,284	95,493,580	45,089	226,185,953
Unrealized Appreciation on Futures Contracts	113,057	—	—	113,057
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	415	—	415
Value of written option contracts	(541)	—	—	(541)
Total	$130,759,800	$95,493,995	$45,089	$226,298,884

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to the Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

The following table reconciles asset balances for the six month period ending March 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of March 31, 2010
Common Stock Consumer Staples	$—	$—	$—	$(73,527)	$—	$—	$114,958	$—	$41,431
Collaterlaized Mortgage Obligations Non Agency	—	—	56	221	—	(705)	4,086	—	3,658
	$—	$—	$56	$(73,306)	$—	$(705)	$119,044	$—	$45,089

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation/(depreciation) attributable to this security owned at March 31, 2010 which are valued using significant unobservable imputs Level 3 amounted to $(73,306).

Financial Assets were transferred from Level 2 to Level 3 due to a security halt and/or due to pricing services discontinuing coverage of a security. As a result, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held the following open long futures contracts:

Risk Exposure	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Equity Risk
S&P 500 Index Futures	13	$3,786,900	$3,706,037	Jun-10	$80,863

At March 31, 2010, the Fund held the following open short futures contracts:

Risk Exposure	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Interest Rate Risk/Foreign Interest Rate Risk
5-Year U.S. Treasury Notes	38	$4,364,062	$4,393,325	June-2010	$29,263
JPY Currency Futures	35	4,682,563	4,685,494	June-2010	2,931
					$32,194

At March 31, 2010, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Governor & Co. of the Bank of Ireland	$10.0	10	04/17/10	$150	$(151)
Polo Ralph Lauren Corp.	90.0	14	04/17/10	395	(350)
Thompson Creek Metals Co., Inc.	15.0	4	04/17/10	36	(40)
Total written call options: (proceeds $581)					$(541)

For the six months ended March 31, 2010 transactions in written call option contracts were as follows:

Equity Risk	Number of contracts	Premium received
Options outstanding at September 30, 2009	–	–
Options written	340	$11,489
Options terminated in closing purchase transactions	(170)	(4,765)
Options exercised	(70)	(2,730)
Options expired	(72)	(3,413)
Options outstanding at March 31, 2010	28	$581

Forward foreign currency exchange contracts outstanding on March 31, 2010 are:

Foreign Exchange Rate Risk

Forward Exchange Contracts to Buy		Value	Aggregate Face Value	Foreign Settlement Date	Currency Unrealized Appreciation (Depreciation)
AUD	$	797,055	$779,031	06/01/10	$18,024
CHF		68,318	66,926	06/01/10	1,392
CHF		73,062	72,751	06/01/10	311
EUR		1,198,077	1,205,451	06/01/10	(7,374)
EUR		276,895	273,917	06/01/10	2,978
GBP		433,860	430,087	06/01/10	3,773
NOK		154,395	154,791	06/01/10	(396)
SEK		113,717	114,684	06/01/10	(967)
SGD		52,168	52,124	06/01/10	44
					$17,785
Forward Foreign Currency Exchange Contracts to Sell		Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$	610,435	$599,909	06/01/10	$(10,526)
CZK		186,908	184,658	06/01/10	(2,250)
DKK		35,181	35,383	06/01/10	202
GBP		56,129	55,081	06/01/10	(1,048)
ILS		200,932	196,001	06/01/10	(4,931)
JPY		107,005	112,383	06/01/10	5,378
JPY		125,591	126,925	06/01/10	1,334
KRW		214,791	212,005	06/01/10	(2,786)
TWD		575,226	572,483	06/01/10	(2,743)
					$(17,370)

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

March 31, 2010 (Unaudited)

At March 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	52.0
Corporate Fixed-Income Bonds & Notes	15.3
Government & Agency Obligations	11.2
Mortgaged-Backed Securities	7.8
Commercial Mortgage-Backed Securities	4.6
Collateralized Mortgage Obligations	1.8
Asset-Backed Securities	0.9
Convertible Preferred Stocks	0.3
93.9
Investment Companies	2.1
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

PIK	Payment-in-Kind

SEK	Swedish Krona

SGD	Singapore Dollar

TBA	To Be Announced

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Growth Fund

March 31, 2010 (Unaudited)

Common Stocks – 98.9%
	Shares	Value ($)
Consumer Discretionary – 11.9%
Auto Components – 0.4%
Autoliv, Inc. (a)	113,100	5,828,043
Auto Components Total		5,828,043
Hotels, Restaurants & Leisure – 2.8%
Las Vegas Sands Corp. (a)	298,600	6,315,390
McDonald's Corp.	153,300	10,228,176
Starbucks Corp. (a)	581,800	14,120,286
Starwood Hotels & Resorts Worldwide, Inc.	142,600	6,650,864
Hotels, Restaurants & Leisure Total		37,314,716
Household Durables – 0.1%
Harman International Industries, Inc. (a)	13,913	650,850
Household Durables Total		650,850
Internet & Catalog Retail – 2.1%
Amazon.com, Inc. (a)	167,300	22,707,629
Priceline.com, Inc. (a)	19,100	4,870,500
Internet & Catalog Retail Total		27,578,129
Media – 1.0%
Viacom, Inc., Class B (a)	384,800	13,229,424
Media Total		13,229,424
Multiline Retail – 1.7%
Target Corp.	440,800	23,186,080
Multiline Retail Total		23,186,080
Specialty Retail – 3.4%
Best Buy Co., Inc.	185,700	7,899,678
Dick's Sporting Goods, Inc. (a)	192,000	5,013,120
GameStop Corp., Class A (a)	235,600	5,161,996
Lowe's Companies, Inc.	624,900	15,147,576
TJX Companies, Inc.	286,100	12,164,972
Specialty Retail Total		45,387,342
Textiles, Apparel & Luxury Goods – 0.4%
Lululemon Athletica, Inc. (a)	133,744	5,550,376
Textiles, Apparel & Luxury Goods Total		5,550,376
Consumer Discretionary Total		158,724,960
Consumer Staples – 10.9%
Beverages – 2.0%
PepsiCo, Inc.	388,500	25,703,160
Beverages Total		25,703,160

	Shares	Value ($)
Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	272,300	16,259,033
Wal-Mart Stores, Inc.	261,800	14,556,080
Food & Staples Retailing Total		30,815,113
Food Products – 0.5%
Mead Johnson Nutrition Co., Class A	118,000	6,139,540
Food Products Total		6,139,540
Household Products – 2.6%
Procter & Gamble Co.	551,200	34,874,424
Household Products Total		34,874,424
Personal Products – 1.3%
Avon Products, Inc.	305,600	10,350,672
Estee Lauder Companies, Inc., Class A	109,600	7,109,752
Personal Products Total		17,460,424
Tobacco – 2.2%
Philip Morris International, Inc.	568,400	29,647,744
Tobacco Total		29,647,744
Consumer Staples Total		144,640,405
Energy – 4.1%
Energy Equipment & Services – 1.8%
Baker Hughes, Inc.	180,500	8,454,620
Nabors Industries Ltd. (a)	439,400	8,625,422
Transocean Ltd. (a)	76,662	6,622,064
Energy Equipment & Services Total		23,702,106
Oil, Gas & Consumable Fuels – 2.3%
Apache Corp.	85,400	8,668,100
Cabot Oil & Gas Corp.	159,900	5,884,320
Continental Resources, Inc. (a)	163,300	6,948,415
EOG Resources, Inc.	102,100	9,489,174
Oil, Gas & Consumable Fuels Total		30,990,009
Energy Total		54,692,115
Financials – 5.4%
Capital Markets – 3.4%
Franklin Resources, Inc.	155,200	17,211,680
Goldman Sachs Group, Inc.	76,900	13,121,447
Morgan Stanley	272,900	7,993,241
T. Rowe Price Group, Inc.	134,200	7,371,606
Capital Markets Total		45,697,974

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Commercial Banks – 0.3%
Fifth Third Bancorp.	306,900	4,170,771
Commercial Banks Total		4,170,771
Insurance – 1.7%
Prudential Financial, Inc.	227,500	13,763,750
XL Capital Ltd., Class A	450,300	8,510,670
Insurance Total		22,274,420
Financials Total		72,143,165
Health Care – 16.3%
Biotechnology – 2.8%
Celgene Corp. (a)	275,800	17,088,568
Dendreon Corp. (a)	153,000	5,579,910
Gilead Sciences, Inc. (a)	147,200	6,694,656
Vertex Pharmaceuticals, Inc. (a)	197,600	8,075,912
Biotechnology Total		37,439,046
Health Care Equipment & Supplies – 3.8%
C.R. Bard, Inc.	129,500	11,217,290
CareFusion Corp. (a)	391,900	10,357,917
Edwards Lifesciences Corp. (a)	76,500	7,564,320
Hospira, Inc. (a)	280,200	15,873,330
St. Jude Medical, Inc. (a)	139,000	5,705,950
Health Care Equipment & Supplies Total		50,718,807
Health Care Providers & Services – 4.2%
Cardinal Health, Inc.	397,900	14,336,337
Express Scripts, Inc. (a)	100,700	10,247,232
Medco Health Solutions, Inc. (a)	228,500	14,751,960
UnitedHealth Group, Inc. (a)	311,700	10,183,239
Universal Health Services, Inc., Class B	175,600	6,161,804
Health Care Providers & Services Total		55,680,572
Life Sciences Tools & Services – 1.2%
QIAGEN N.V. (a)	288,800	6,639,512
Thermo Fisher Scientific, Inc. (a)	176,569	9,082,709
Life Sciences Tools & Services Total		15,722,221
Pharmaceuticals – 4.3%
Abbott Laboratories	590,900	31,128,612
Allergan, Inc.	228,800	14,945,216
Mylan, Inc. (a)	494,400	11,227,824
Pharmaceuticals Total		57,301,652
Health Care Total		216,862,298

	Shares	Value ($)
Industrials – 9.8%
Aerospace & Defense – 1.3%
United Technologies Corp.	234,200	17,239,462
Aerospace & Defense Total		17,239,462
Air Freight & Logistics – 1.0%
United Parcel Service, Inc., Class B	209,200	13,474,572
Air Freight & Logistics Total		13,474,572
Building Products – 0.3%
Masco Corp.	258,400	4,010,368
Building Products Total		4,010,368
Industrial Conglomerates – 1.6%
General Electric Co.	591,600	10,767,120
Tyco International Ltd.	272,100	10,407,825
Industrial Conglomerates Total		21,174,945
Machinery – 4.7%
Bucyrus International, Inc.	104,300	6,882,757
Cummins, Inc.	90,100	5,581,695
Flowserve Corp.	92,400	10,188,948
Illinois Tool Works, Inc.	346,700	16,419,712
Ingersoll-Rand PLC	320,600	11,179,322
Parker Hannifin Corp.	185,000	11,976,900
Machinery Total		62,229,334
Road & Rail – 0.9%
Canadian National Railway Co.	111,100	6,731,549
Con-way, Inc.	157,900	5,545,448
Road & Rail Total		12,276,997
Industrials Total		130,405,678
Information Technology – 33.4%
Communications Equipment – 5.1%
Cisco Systems, Inc. (a)	1,540,123	40,089,402
CommScope, Inc. (a)	246,600	6,909,732
QUALCOMM, Inc.	499,400	20,969,806
Communications Equipment Total		67,968,940
Computers & Peripherals – 9.8%
Apple, Inc. (a)	250,317	58,806,973
EMC Corp. (a)	919,100	16,580,564
Hewlett-Packard Co.	628,449	33,402,064
International Business Machines Corp.	113,800	14,594,850
Teradata Corp. (a)	222,700	6,433,803
Computers & Peripherals Total		129,818,254

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Internet Software & Services – 5.5%
Akamai Technologies, Inc. (a)	353,900	11,115,999
eBay, Inc. (a)	395,700	10,664,115
Equinix, Inc. (a)	100,800	9,811,872
Google, Inc., Class A (a)	72,966	41,372,452
Internet Software & Services Total		72,964,438
IT Services – 1.6%
Cognizant Technology Solutions Corp., Class A (a)	259,800	13,244,604
Visa, Inc., Class A	90,000	8,192,700
IT Services Total		21,437,304
Semiconductors & Semiconductor Equipment – 5.6%
Intel Corp.	604,744	13,461,601
Marvell Technology Group Ltd. (a)	643,400	13,112,492
Micron Technology, Inc. (a)	825,500	8,576,945
Netlogic Microsystems, Inc. (a)	159,100	4,682,313
Novellus Systems, Inc. (a)	273,400	6,835,000
Texas Instruments, Inc.	750,000	18,352,500
Varian Semiconductor Equipment Associates, Inc. (a)	293,100	9,707,472
Semiconductors & Semiconductor Equipment Total		74,728,323
Software – 5.8%
Microsoft Corp.	1,433,998	41,973,121
Nintendo Co. Ltd., ADR	174,500	7,267,925
Nuance Communications, Inc. (a)	193,400	3,218,176
Oracle Corp.	507,736	13,043,738
Salesforce.com, Inc. (a)	161,700	12,038,565
Software Total		77,541,525
Information Technology Total		444,458,784
Materials – 4.7%
Chemicals – 0.9%
Celanese Corp., Series A	365,400	11,637,990
Chemicals Total		11,637,990
Containers & Packaging – 1.7%
Owens-Illinois, Inc. (a)	287,900	10,231,966
Packaging Corp. of America	492,800	12,127,808
Containers & Packaging Total		22,359,774
Metals & Mining – 2.1%
Allegheny Technologies, Inc.	124,900	6,743,351
Rio Tinto PLC, ADR	30,100	7,125,573

	Shares	Value ($)
Steel Dynamics, Inc.	445,500	7,782,885
Walter Energy, Inc.	76,500	7,058,655
Metals & Mining Total		28,710,464
Materials Total		62,708,228
Telecommunication Services – 2.4%
Wireless Telecommunication Services – 2.4%
American Tower Corp., Class A (a)	285,300	12,156,633
Millicom International Cellular SA	71,151	6,343,112
NII Holdings, Inc. (a)	321,206	13,381,442
Wireless Telecommunication Services Total		31,881,187
Telecommunication Services Total		31,881,187
Total Common Stocks (cost of $1,043,351,429)		1,316,516,820
Short-Term Obligation – 1.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10, at 0.000%, collateralized by a U.S. Treasury obligation maturing 03/31/17, market value $16,472,225 (repurchase proceeds $16,145,000)	16,145,000	16,145,000
Total Short-Term Obligation (cost of $16,145,000)		16,145,000
Total Investments – 100.1% (cost of $1,059,496,429) (b)		1,332,661,820
Other Assets & Liabilities, Net – (0.1)%		(1,721,495)
Net Assets – 100.0%		1,330,940,325

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,059,496,429.

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

March 31, 2010 (Unaudited)

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,316,516,820	$—	$—	$1,316,516,820
Total Short-Term Obligation	—	16,145,000	—	16,145,000
Total Investments	$1,316,516,820	$16,145,000	$—	$1,332,661,820

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	33.4
Health Care	16.3
Consumer Discretionary	11.9
Consumer Staples	10.9
Industrials	9.8
Financials	5.4
Materials	4.7
Energy	4.1
Telecommunication Services	2.4
98.9
Short-Term Obligation	1.2
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Disciplined Value Fund

March 31, 2010 (Unaudited)

Common Stocks – 97.5%
	Shares	Value ($)
Consumer Discretionary – 10.4%
Automobiles – 0.7%
Ford Motor Co. (a)	148,400	1,865,388
Automobiles Total		1,865,388
Household Durables – 1.5%
Garmin Ltd.	74,400	2,862,912
Leggett & Platt, Inc.	49,100	1,062,524
Whirlpool Corp.	3,500	305,375
Household Durables Total		4,230,811
Media – 5.4%
Comcast Corp., Class A	185,300	3,487,346
DIRECTV, Class A (a)	62,800	2,123,268
DISH Network Corp., Class A	25,800	537,156
News Corp., Class A	128,100	1,845,921
Time Warner, Inc.	121,700	3,805,559
Viacom, Inc., Class B (a)	18,100	622,278
Walt Disney Co.	75,300	2,628,723
Media Total		15,050,251
Multiline Retail – 0.8%
Dollar General Corp. (a)	64,100	1,618,525
Macy's, Inc.	20,000	435,400
Sears Holdings Corp. (a)	2,400	260,232
Multiline Retail Total		2,314,157
Specialty Retail – 2.0%
Chico's FAS, Inc.	46,400	669,088
Gap, Inc.	97,700	2,257,847
Home Depot, Inc.	76,200	2,465,070
Limited Brands, Inc.	4,100	100,942
Specialty Retail Total		5,492,947
Consumer Discretionary Total		28,953,554
Consumer Staples – 5.2%
Beverages – 0.3%
Coca-Cola Co.	12,900	709,500
Beverages Total		709,500
Food Products – 2.0%
Campbell Soup Co.	3,000	106,050
Del Monte Foods Co.	173,700	2,536,020
General Mills, Inc.	16,300	1,153,877
Hershey Co.	2,000	85,620
Kraft Foods, Inc., Class A	27,800	840,672
Sara Lee Corp.	63,000	877,590
Food Products Total		5,599,829

	Shares	Value ($)
Household Products – 2.0%
Kimberly-Clark Corp.	2,600	163,488
Procter & Gamble Co.	85,900	5,434,893
Household Products Total		5,598,381
Tobacco – 0.9%
Lorillard, Inc.	32,000	2,407,680
Tobacco Total		2,407,680
Consumer Staples Total		14,315,390
Energy – 17.1%
Energy Equipment & Services – 2.0%
National-Oilwell Varco, Inc.	19,900	807,542
Oil States International, Inc. (a)	54,400	2,466,496
Rowan Companies, Inc. (a)	77,100	2,244,381
Energy Equipment & Services Total		5,518,419
Oil, Gas & Consumable Fuels – 15.1%
Anadarko Petroleum Corp.	17,800	1,296,374
Apache Corp.	45,500	4,618,250
Chevron Corp.	140,000	10,616,200
ConocoPhillips	97,400	4,983,958
EOG Resources, Inc.	12,200	1,133,868
Exxon Mobil Corp. (b)	173,600	11,627,728
Marathon Oil Corp.	33,600	1,063,104
Massey Energy Co.	12,400	648,396
Pioneer Natural Resources Co.	5,400	304,128
Valero Energy Corp.	27,200	535,840
Whiting Petroleum Corp. (a)	14,300	1,156,012
XTO Energy, Inc.	85,400	4,029,172
Oil, Gas & Consumable Fuels Total		42,013,030
Energy Total		47,531,449
Financials – 25.8%
Capital Markets – 3.2%
Ameriprise Financial, Inc.	17,000	771,120
Franklin Resources, Inc.	7,100	787,390
Goldman Sachs Group, Inc.	34,800	5,937,924
Morgan Stanley	39,800	1,165,742
Raymond James Financial, Inc.	7,000	187,180
Capital Markets Total		8,849,356
Commercial Banks – 4.0%
Comerica, Inc.	7,200	273,888
Fifth Third Bancorp.	42,000	570,780
Fulton Financial Corp.	57,500	585,925
PNC Financial Services Group, Inc.	17,400	1,038,780

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
U.S. Bancorp	67,300	1,741,724
Wells Fargo & Co.	219,000	6,815,280
Commercial Banks Total		11,026,377
Consumer Finance – 3.0%
American Express Co.	26,600	1,097,516
AmeriCredit Corp. (a)	24,700	586,872
Capital One Financial Corp.	15,400	637,714
Discover Financial Services	208,400	3,105,160
SLM Corp. (a)	222,600	2,786,952
Consumer Finance Total		8,214,214
Diversified Financial Services – 5.0%
Citigroup, Inc. (a)	1,122,200	4,544,910
JPMorgan Chase & Co.	210,000	9,397,500
Diversified Financial Services Total		13,942,410
Insurance – 6.2%
Allied World Assurance Holdings Ltd.	61,500	2,758,275
Allstate Corp.	34,000	1,098,540
Aspen Insurance Holdings Ltd.	3,900	112,476
Genworth Financial, Inc., Class A (a)	124,600	2,285,164
Hartford Financial Services Group, Inc.	18,200	517,244
Loews Corp.	11,300	421,264
MetLife, Inc.	27,400	1,187,516
Protective Life Corp.	58,400	1,284,216
Prudential Financial, Inc.	52,400	3,170,200
Reinsurance Group of America, Inc.	46,300	2,431,676
Transatlantic Holdings, Inc.	9,900	522,720
Travelers Companies, Inc.	24,400	1,316,136
Unum Group	700	17,339
Insurance Total		17,122,766
Real Estate Investment Trusts (REITs) – 4.1%
Annaly Capital Management, Inc.	77,500	1,331,450
Brandywine Realty Trust	37,600	459,096
Chimera Investment Corp.	112,200	436,458
Hospitality Properties Trust	71,200	1,705,240
Host Hotels & Resorts, Inc.	15,400	225,610
HRPT Properties Trust	589,400	4,585,532
Simon Property Group, Inc.	30,100	2,525,390
SL Green Realty Corp.	3,600	206,172
Real Estate Investment Trusts (REITs) Total		11,474,948
Thrifts & Mortgage Finance – 0.3%
Hudson City Bancorp, Inc.	65,800	931,728
Thrifts & Mortgage Finance Total		931,728
Financials Total		71,561,799

	Shares	Value ($)
Health Care – 8.5%
Health Care Equipment & Supplies – 0.2%
Kinetic Concepts, Inc. (a)	10,400	497,224
Health Care Equipment & Supplies Total		497,224
Health Care Providers & Services – 3.9%
AmerisourceBergen Corp.	39,300	1,136,556
Cardinal Health, Inc.	65,100	2,345,553
Humana, Inc. (a)	19,000	888,630
Lincare Holdings, Inc. (a)	63,100	2,831,928
McKesson Corp.	6,700	440,324
Tenet Healthcare Corp. (a)	2,400	13,728
UnitedHealth Group, Inc. (a)	61,600	2,012,472
WellPoint, Inc. (a)	17,600	1,133,088
Health Care Providers & Services Total		10,802,279
Pharmaceuticals – 4.4%
Bristol-Myers Squibb Co.	36,200	966,540
Eli Lilly & Co.	21,100	764,242
Endo Pharmaceuticals Holdings, Inc. (a)	11,400	270,066
Johnson & Johnson	29,600	1,929,920
Merck & Co., Inc.	73,900	2,760,165
Pfizer, Inc.	319,800	5,484,570
Pharmaceuticals Total		12,175,503
Health Care Total		23,475,006
Industrials – 10.7%
Aerospace & Defense – 2.7%
General Dynamics Corp.	2,100	162,120
Northrop Grumman Corp.	12,700	832,739
Raytheon Co.	64,600	3,689,952
United Technologies Corp.	39,500	2,907,595
Aerospace & Defense Total		7,592,406
Commercial Services & Supplies – 0.8%
R.R. Donnelley & Sons Co.	110,500	2,359,175
Commercial Services & Supplies Total		2,359,175
Electrical Equipment – 0.7%
Hubbell, Inc., Class B	20,900	1,053,987
Thomas & Betts Corp. (a)	22,500	882,900
Electrical Equipment Total		1,936,887
Industrial Conglomerates – 4.8%
Carlisle Companies, Inc.	24,700	941,070
General Electric Co.	677,600	12,332,320
Industrial Conglomerates Total		13,273,390

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Machinery – 1.2%
Dover Corp.	9,400	439,450
Eaton Corp.	7,900	598,583
Harsco Corp.	6,000	191,640
Illinois Tool Works, Inc.	24,000	1,136,640
Joy Global, Inc.	11,800	667,880
Parker Hannifin Corp.	3,200	207,168
Machinery Total		3,241,361
Road & Rail – 0.5%
Ryder System, Inc.	33,400	1,294,584
Road & Rail Total		1,294,584
Industrials Total		29,697,803
Information Technology – 4.9%
Computers & Peripherals – 2.6%
EMC Corp. (a)	70,100	1,264,604
Hewlett-Packard Co.	92,800	4,932,320
Teradata Corp. (a)	29,700	858,033
Western Digital Corp. (a)	1,000	38,990
Computers & Peripherals Total		7,093,947
Electronic Equipment, Instruments & Components – 0.1%
Tech Data Corp. (a)	2,400	100,560
Vishay Intertechnology, Inc. (a)	3,500	35,805
Electronic Equipment, Instruments & Components Total		136,365
Internet Software & Services – 0.5%
eBay, Inc. (a)	52,000	1,401,400
Internet Software & Services Total		1,401,400
IT Services – 0.1%
Computer Sciences Corp. (a)	7,200	392,328
IT Services Total		392,328
Office Electronics – 0.2%
Xerox Corp.	58,900	574,275
Office Electronics Total		574,275
Semiconductors & Semiconductor Equipment – 1.4%
Intel Corp.	172,900	3,848,754
Micron Technology, Inc. (a)	5,800	60,262
Semiconductors & Semiconductor Equipment Total		3,909,016
Information Technology Total		13,507,331

	Shares	Value ($)
Materials – 4.1%
Chemicals – 2.9%
Ashland, Inc.	53,100	2,802,087
Cabot Corp.	58,100	1,766,240
Eastman Chemical Co.	50,400	3,209,472
Lubrizol Corp.	3,900	357,708
Chemicals Total		8,135,507
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc.	2,700	225,558
Metals & Mining Total		225,558
Paper & Forest Products – 1.1%
International Paper Co.	122,600	3,017,186
Paper & Forest Products Total		3,017,186
Materials Total		11,378,251
Telecommunication Services – 5.0%
Diversified Telecommunication Services – 4.5%
AT&T, Inc.	268,100	6,927,704
Qwest Communications International, Inc.	202,800	1,058,616
Verizon Communications, Inc.	142,000	4,404,840
Diversified Telecommunication Services Total		12,391,160
Wireless Telecommunication Services – 0.5%
Sprint Nextel Corp. (a)	403,900	1,534,820
Wireless Telecommunication Services Total		1,534,820
Telecommunication Services Total		13,925,980
Utilities – 5.8%
Electric Utilities – 1.9%
DPL, Inc.	66,500	1,808,135
Edison International	28,100	960,177
Entergy Corp.	9,300	756,555
Exelon Corp.	28,600	1,252,966
Pinnacle West Capital Corp.	12,600	475,398
Electric Utilities Total		5,253,231
Gas Utilities – 1.5%
Energen Corp.	3,400	158,202
Questar Corp.	89,300	3,857,760
UGI Corp.	5,600	148,624
Gas Utilities Total		4,164,586

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Independent Power Producers & Energy Traders – 0.7%
AES Corp. (a)	153,300	1,686,300
Mirant Corp. (a)	6,800	73,848
Independent Power Producers & Energy Traders Total		1,760,148
Multi-Utilities – 1.7%
Dominion Resources, Inc.	3,400	139,774
DTE Energy Co.	6,600	294,360
MDU Resources Group, Inc.	22,200	479,076
NiSource, Inc.	49,800	786,840
NSTAR	5,100	180,642
PG&E Corp.	1,700	72,114
Public Service Enterprise Group, Inc.	95,000	2,804,400
Multi-Utilities Total		4,757,206
Utilities Total		15,935,171
Total Common Stocks (cost of $217,855,676)		270,281,734
Short-Term Obligation – 2.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.00%, collateralized by a U.S. Treasury obligation maturing 11/30/16, market value $7,399,350 (repurchase proceeds $7,252,000)	7,252,000	7,252,000
Total Short-Term Obligation (cost of $7,252,000)		7,252,000
Total Investments – 100.1% (cost of $225,107,676) (c)		277,533,734
Other Assets & Liabilities, Net – (0.1)%		(263,896)
Net Assets – 100.0%		277,269,838

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  A portion of this security with a market value of $1,691,245 is pledged as collateral for open futures contracts.

(c)  Cost for federal income tax purposes is $225,107,676.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$270,281,734	$—	$—	$270,281,734
Total Short-Term Obligation	—	7,252,000	—	7,252,000
Total Investments	270,281,734	7,252,000	—	277,533,734
Unrealized Depreciation on Futures Contracts	(3,593)	—	—	(3,593)
Total	$270,278,141	$7,252,000	$—	$277,530,141

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held the following open long futures contracts:

Risk Exposure	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Equity Risk
S&P 500 Index Futures	25	$7,282,500	$7,286,093	Jun-10	$(3,593)

At March 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	25.8
Energy	17.1
Industrials	10.7
Consumer Discretionary	10.4
Health Care	8.5
Utilities	5.8
Consumer Staples	5.2
Telecommunication Services	5.0
Information Technology	4.9
Materials	4.1
97.5
Short-Term Obligation	2.6
Other Assets & Liabilities, Net	(0.1)
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Contrarian Core Fund

March 31, 2010 (Unaudited)

Common Stocks – 99.7%
	Shares	Value ($)
Consumer Discretionary – 10.7%
Auto Components – 0.8%
Lear Corp. (a)	55,500	4,403,925
Auto Components Total		4,403,925
Hotels, Restaurants & Leisure – 0.6%
Las Vegas Sands Corp. (a)	146,000	3,087,900
Hotels, Restaurants & Leisure Total		3,087,900
Household Durables – 1.2%
Newell Rubbermaid, Inc.	417,500	6,346,000
Household Durables Total		6,346,000
Media – 2.3%
Comcast Corp., Class A	462,600	8,706,132
News Corp., Class A	258,400	3,723,544
Media Total		12,429,676
Multiline Retail – 2.9%
Dollar General Corp. (a)	202,700	5,118,175
Target Corp.	204,100	10,735,660
Multiline Retail Total		15,853,835
Specialty Retail – 2.1%
GameStop Corp., Class A (a)	236,000	5,170,760
Lowe's Companies, Inc.	247,900	6,009,096
Specialty Retail Total		11,179,856
Textiles, Apparel & Luxury Goods – 0.8%
NIKE, Inc., Class B	60,900	4,476,150
Textiles, Apparel & Luxury Goods Total		4,476,150
Consumer Discretionary Total		57,777,342
Consumer Staples – 7.7%
Beverages – 2.0%
PepsiCo, Inc.	160,200	10,598,832
Beverages Total		10,598,832
Food & Staples Retailing – 1.9%
CVS Caremark Corp.	288,300	10,540,248
Food & Staples Retailing Total		10,540,248
Personal Products – 1.4%
Avon Products, Inc.	123,900	4,196,493
Herbalife Ltd.	67,700	3,122,324
Personal Products Total		7,318,817
Tobacco – 2.4%
Philip Morris International, Inc.	252,100	13,149,536
Tobacco Total		13,149,536
Consumer Staples Total		41,607,433

	Shares	Value ($)
Energy – 11.5%
Energy Equipment & Services – 2.0%
Transocean Ltd. (a)	60,700	5,243,266
Weatherford International Ltd. (a)	348,300	5,524,038
Energy Equipment & Services Total		10,767,304
Oil, Gas & Consumable Fuels – 9.5%
Alpha Natural Resources, Inc. (a)	73,500	3,666,915
Apache Corp.	76,100	7,724,150
Chevron Corp.	166,700	12,640,861
ConocoPhillips	188,900	9,666,013
Devon Energy Corp.	83,200	5,360,576
Petroleo Brasileiro SA, ADR	198,200	7,846,738
Suncor Energy, Inc.	130,600	4,249,724
Oil, Gas & Consumable Fuels Total		51,154,977
Energy Total		61,922,281
Financials – 16.7%
Capital Markets – 6.2%
Bank of New York Mellon Corp.	266,500	8,229,520
Goldman Sachs Group, Inc.	78,900	13,462,707
Morgan Stanley	184,700	5,409,863
State Street Corp.	140,800	6,355,712
Capital Markets Total		33,457,802
Commercial Banks – 2.3%
PNC Financial Services Group, Inc.	86,000	5,134,200
Wells Fargo & Co.	231,922	7,217,413
Commercial Banks Total		12,351,613
Diversified Financial Services – 2.8%
JPMorgan Chase & Co.	337,272	15,092,922
Diversified Financial Services Total		15,092,922
Insurance – 4.9%
Berkshire Hathaway, Inc., Class B (a)	62,050	5,042,803
MetLife, Inc.	193,600	8,390,624
Prudential Financial, Inc.	58,936	3,565,628
Unum Group	371,900	9,211,963
Insurance Total		26,211,018
Real Estate Management & Development – 0.5%
CB Richard Ellis Group, Inc., Class A (a)	176,700	2,800,695
Real Estate Management & Development Total		2,800,695
Financials Total		89,914,050

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care – 13.7%
Biotechnology – 2.6%
Amgen, Inc. (a)	116,700	6,973,992
Cephalon, Inc. (a)	47,900	3,246,662
Myriad Genetics, Inc. (a)	164,400	3,953,820
Biotechnology Total		14,174,474
Health Care Equipment & Supplies – 2.3%
Baxter International, Inc.	171,700	9,992,940
St. Jude Medical, Inc. (a)	52,800	2,167,440
Health Care Equipment & Supplies Total		12,160,380
Health Care Providers & Services – 2.9%
Cardinal Health, Inc.	202,500	7,296,075
Medco Health Solutions, Inc. (a)	54,300	3,505,608
VCA Antech, Inc. (a)	162,300	4,549,269
Health Care Providers & Services Total		15,350,952
Life Sciences Tools & Services – 1.6%
Thermo Fisher Scientific, Inc. (a)	164,350	8,454,164
Life Sciences Tools & Services Total		8,454,164
Pharmaceuticals – 4.3%
Abbott Laboratories	229,687	12,099,911
Pfizer, Inc.	652,600	11,192,090
Pharmaceuticals Total		23,292,001
Health Care Total		73,431,971
Industrials – 10.9%
Aerospace & Defense – 3.0%
Honeywell International, Inc.	167,950	7,603,097
United Technologies Corp.	113,400	8,347,374
Aerospace & Defense Total		15,950,471
Construction & Engineering – 0.9%
Fluor Corp.	101,000	4,697,510
Construction & Engineering Total		4,697,510
Electrical Equipment – 0.7%
Sensata Technologies Holding NV (a)	216,000	3,879,360
Electrical Equipment Total		3,879,360
Industrial Conglomerates – 2.5%
General Electric Co.	153,240	2,788,968
Tyco International Ltd.	284,900	10,897,425
Industrial Conglomerates Total		13,686,393
Machinery – 2.5%
Illinois Tool Works, Inc.	180,900	8,567,424
Navistar International Corp. (a)	103,300	4,620,609
Machinery Total		13,188,033

	Shares	Value ($)
Road & Rail – 1.3%
Union Pacific Corp.	97,220	7,126,226
Road & Rail Total		7,126,226
Industrials Total		58,527,993
Information Technology – 22.1%
Communications Equipment – 1.4%
QUALCOMM, Inc.	184,000	7,726,160
Communications Equipment Total		7,726,160
Computers & Peripherals – 6.9%
Apple, Inc. (a)	69,200	16,257,156
EMC Corp. (a)	377,400	6,808,296
Hewlett-Packard Co.	260,600	13,850,890
Computers & Peripherals Total		36,916,342
Electronic Equipment, Instruments & Components – 1.6%
Corning, Inc.	430,200	8,694,342
Electronic Equipment, Instruments & Components Total		8,694,342
Internet Software & Services – 5.3%
eBay, Inc. (a)	439,800	11,852,610
Google, Inc., Class A (a)	17,600	9,979,376
IAC/InterActiveCorp (a)	284,600	6,471,804
Internet Software & Services Total		28,303,790
IT Services – 2.6%
MasterCard, Inc., Class A	54,200	13,766,800
IT Services Total		13,766,800
Semiconductors & Semiconductor Equipment – 1.6%
Atmel Corp. (a)	893,900	4,496,317
Marvell Technology Group Ltd. (a)	214,000	4,361,320
Semiconductors & Semiconductor Equipment Total		8,857,637
Software – 2.7%
Microsoft Corp.	497,220	14,553,629
Software Total		14,553,629
Information Technology Total		118,818,700
Materials – 3.3%
Metals & Mining – 3.3%
ArcelorMittal, NY Registered Shares	115,187	5,057,861
Vale SA, ADR	163,800	5,272,722
Walter Energy, Inc.	79,200	7,307,784
Metals & Mining Total		17,638,367
Materials Total		17,638,367

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 3.1%
Diversified Telecommunication Services – 0.4%
Verizon Communications, Inc.	78,600	2,438,172
Diversified Telecommunication Services Total		2,438,172
Wireless Telecommunication Services – 2.7%
Millicom International Cellular SA	72,000	6,418,800
Sprint Nextel Corp. (a)	890,000	3,382,000
Vodafone Group PLC, ADR	197,500	4,599,775
Wireless Telecommunication Services Total		14,400,575
Telecommunication Services Total		16,838,747
Total Common Stocks (cost of $422,742,394)		536,476,884
Short-Term Obligation – 0.8%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 03/31/17, market value $4,586,950 (repurchase proceeds $4,497,000)	4,497,000	4,497,000
Total Short-Term Obligation (cost of $4,497,000)		4,497,000
Total Investments – 100.5% (cost of $427,239,394) (b)		540,973,884
Other Assets & Liabilities, Net – (0.5)%		(2,714,271)
Net Assets – 100.0%		538,259,613

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $427,239,394.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$536,476,884	$—	$—	$536,476,884
Total Short-Term Obligation	—	4,497,000	—	4,497,000
Total Investments	$536,476,884	$4,497,000	$—	$540,973,884

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	22.1
Financials	16.7
Health Care	13.7
Energy	11.5
Industrials	10.9
Consumer Discretionary	10.7
Consumer Staples	7.7
Materials	3.3
Telecommunication Services	3.1
99.7
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	(0.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Core Fund

March 31, 2010 (Unaudited)

Common Stocks – 97.1%
	Shares	Value ($)
Consumer Discretionary – 11.7%
Auto Components – 1.1%
Cooper Tire & Rubber Co.	131,096	2,493,446
Dorman Products, Inc. (a)	219,075	4,160,234
Auto Components Total		6,653,680
Diversified Consumer Services – 0.2%
Nobel Learning Communities, Inc. (a)	165,966	1,301,173
Diversified Consumer Services Total		1,301,173
Hotels, Restaurants & Leisure – 1.6%
CEC Entertainment, Inc. (a)	166,007	6,323,207
Morgans Hotel Group Co. (a)	204,831	1,312,967
O'Charleys, Inc. (a)	240,062	2,146,154
Hotels, Restaurants & Leisure Total		9,782,328
Household Durables – 0.3%
Jarden Corp.	64,092	2,133,623
Household Durables Total		2,133,623
Leisure Equipment & Products – 1.2%
Callaway Golf Co.	222,847	1,965,510
RC2 Corp. (a)	172,447	2,581,532
Steinway Musical Instruments, Inc. (a)	147,764	2,782,396
Leisure Equipment & Products Total		7,329,438
Media – 1.4%
Arbitron, Inc.	131,300	3,500,458
John Wiley & Sons, Inc., Class A	69,500	3,007,960
Scholastic Corp.	83,986	2,351,608
Media Total		8,860,026
Specialty Retail – 4.5%
Buckle, Inc.	91,331	3,357,328
Collective Brands, Inc. (a)	280,307	6,374,181
Foot Locker, Inc.	151,100	2,272,544
HOT Topic, Inc. (a)	125,400	815,100
Monro Muffler Brake, Inc.	77,305	2,764,427
Penske Auto Group, Inc. (a)	114,000	1,643,880
Rent-A-Center, Inc. (a)	260,682	6,165,129
Stage Stores, Inc.	302,028	4,648,211
Specialty Retail Total		28,040,800
Textiles, Apparel & Luxury Goods – 1.4%
Rocky Brands, Inc. (a)	107,199	1,022,678
Unifirst Corp.	151,319	7,792,929
Textiles, Apparel & Luxury Goods Total		8,815,607
Consumer Discretionary Total		72,916,675

	Shares	Value ($)
Consumer Staples – 1.3%
Food & Staples Retailing – 0.7%
Casey's General Stores, Inc.	82,451	2,588,961
Pantry, Inc. (a)	141,116	1,762,539
Food & Staples Retailing Total		4,351,500
Food Products – 0.6%
Corn Products International, Inc.	115,401	3,999,799
Food Products Total		3,999,799
Consumer Staples Total		8,351,299
Energy – 3.0%
Energy Equipment & Services – 2.4%
Gulfmark Offshore, Inc., Class A (a)	114,691	3,045,046
Newpark Resources, Inc. (a)	435,058	2,284,055
Oceaneering International, Inc. (a)	36,570	2,321,829
Superior Well Services, Inc. (a)	82,380	1,102,244
Tetra Technologies, Inc. (a)	508,281	6,211,194
Energy Equipment & Services Total		14,964,368
Oil, Gas & Consumable Fuels – 0.6%
EXCO Resources, Inc.	181,687	3,339,407
Oil, Gas & Consumable Fuels Total		3,339,407
Energy Total		18,303,775
Financials – 13.6%
Capital Markets – 1.1%
Investment Technology Group, Inc. (a)	255,650	4,266,799
Waddell & Reed Financial, Inc., Class A	71,607	2,580,716
Capital Markets Total		6,847,515
Commercial Banks – 4.2%
Centerstate Banks, Inc.	189,660	2,323,335
Hancock Holding Co.	71,806	3,002,209
Iberiabank Corp.	56,535	3,392,665
Oriental Financial Group	477,759	6,449,747
SCBT Financial Corp.	62,036	2,297,814
Simmons First National Corp., Class A	71,400	1,968,498
Taylor Capital Group, Inc. (a)	195,582	2,538,654
Union First Market Bankshares Corp.	121,924	1,841,052
Webster Financial Corp.	137,970	2,413,095
Commercial Banks Total		26,227,069

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Consumer Finance – 0.8%
Cash America International, Inc.	104,900	4,141,452
QC Holdings, Inc.	177,170	915,969
Consumer Finance Total		5,057,421
Insurance – 3.3%
Arthur J. Gallagher & Co.	49,900	1,225,045
Conseco, Inc. (a)	434,450	2,702,279
Delphi Financial Group, Inc., Class A	94,100	2,367,556
eHealth, Inc. (a)	181,500	2,858,625
First Mercury Financial Corp.	206,217	2,687,007
Horace Mann Educators Corp.	208,017	3,132,736
National Interstate Corp.	72,821	1,508,123
NYMAGIC, Inc.	79,543	1,688,698
State Auto Financial Corp.	143,254	2,571,409
Insurance Total		20,741,478
Real Estate Investment Trusts (REITs) – 2.8%
Acadia Realty Trust	150,596	2,689,645
American Campus Communities, Inc.	127,932	3,538,599
DiamondRock Hospitality Co. (a)	266,733	2,696,671
DuPont Fabros Technology, Inc.	139,800	3,018,282
First Potomac Realty Trust	239,848	3,604,915
Mack-Cali Realty Corp.	52,200	1,840,050
Real Estate Investment Trusts (REITs) Total		17,388,162
Thrifts & Mortgage Finance – 1.4%
Abington Bancorp, Inc.	176,921	1,397,676
Dime Community Bancshares	163,167	2,060,799
First Niagara Financial Group, Inc.	100,759	1,432,793
Jefferson Bancshares, Inc.	219,422	1,002,759
NewAlliance Bancshares, Inc.	196,389	2,478,429
Thrifts & Mortgage Finance Total		8,372,456
Financials Total		84,634,101
Health Care – 15.5%
Biotechnology – 0.7%
BioMarin Pharmaceuticals, Inc. (a)	81,841	1,912,624
Genta, Inc. (a)	2	—
Myriad Genetics, Inc. (a)	90,800	2,183,740
Biotechnology Total		4,096,364
Health Care Equipment & Supplies – 5.5%
Analogic Corp.	133,106	5,687,620
Cooper Companies, Inc.	142,174	5,527,725
Greatbatch, Inc. (a)	149,953	3,177,504

	Shares	Value ($)
Invacare Corp.	258,151	6,851,328
STAAR Surgical Co. (a)	1,061,667	4,055,568
Symmetry Medical, Inc. (a)	320,508	3,217,900
Thoratec Corp. (a)	62,287	2,083,500
West Pharmaceutical Services, Inc.	84,740	3,554,843
Health Care Equipment & Supplies Total		34,155,988
Health Care Providers & Services – 7.0%
Air Methods Corp. (a)	260,436	8,854,824
LifePoint Hospitals, Inc. (a)	149,095	5,483,714
Magellan Health Services, Inc. (a)	81,426	3,540,403
Owens & Minor, Inc.	70,752	3,282,185
Providence Service Corp. (a)	314,005	4,769,736
PSS World Medical, Inc. (a)	143,202	3,366,679
Psychiatric Solutions, Inc. (a)	112,745	3,359,801
Res-Care, Inc. (a)	739,384	8,865,214
U.S. Physical Therapy, Inc. (a)	132,207	2,300,402
Health Care Providers & Services Total		43,822,958
Life Sciences Tools & Services – 0.3%
Cambrex Corp. (a)	498,303	2,018,127
Life Sciences Tools & Services Total		2,018,127
Pharmaceuticals – 2.0%
Hi-Tech Pharmacal Co., Inc. (a)	69,765	1,544,597
Obagi Medical Products, Inc. (a)	395,931	4,822,440
Valeant Pharmaceuticals International (a)	142,910	6,132,268
Pharmaceuticals Total		12,499,305
Health Care Total		96,592,742
Industrials – 19.9%
Aerospace & Defense – 4.3%
AAR Corp. (a)	290,494	7,210,061
American Science & Engineering, Inc.	51,300	3,843,396
Argon ST, Inc. (a)	189,831	5,051,403
Global Defense Technology & Systems, Inc. (a)	186,369	2,497,345
Ladish Co., Inc. (a)	87,637	1,766,762
LMI Aerospace, Inc. (a)	71,907	1,336,032
Moog, Inc., Class A (a)	151,441	5,364,040
Aerospace & Defense Total		27,069,039
Air Freight & Logistics – 1.0%
Atlas Air Worldwide Holdings, Inc. (a)	95,183	5,049,458
Pacer International, Inc. (a)	169,838	1,022,425
Air Freight & Logistics Total		6,071,883

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Commercial Services & Supplies – 1.3%
Consolidated Graphics, Inc. (a)	88,044	3,645,902
McGrath Rentcorp	180,268	4,367,894
Commercial Services & Supplies Total		8,013,796
Construction & Engineering – 2.1%
EMCOR Group, Inc. (a)	293,068	7,218,265
MasTec, Inc. (a)	133,628	1,685,049
Northwest Pipe Co. (a)	93,981	2,053,485
Sterling Construction Co., Inc. (a)	148,162	2,329,106
Construction & Engineering Total		13,285,905
Electrical Equipment – 3.0%
Baldor Electric Co.	36,193	1,353,618
Belden, Inc.	203,200	5,579,872
BTU International, Inc. (a)	277,842	1,697,615
GrafTech International Ltd. (a)	201,646	2,756,501
LaBarge, Inc. (a)	130,900	1,446,445
LSI Industries, Inc.	471,588	3,216,230
Powell Industries, Inc. (a)	72,500	2,358,425
Electrical Equipment Total		18,408,706
Machinery – 2.7%
Albany International Corp., Class A	162,464	3,497,850
Flanders Corp. (a)	702,426	2,669,219
Key Technology, Inc. (a)	175,917	2,418,859
Miller Industries, Inc.	150,482	1,870,491
PMFG, Inc. (a)	201,500	2,665,845
Tennant Co.	138,539	3,794,583
Machinery Total		16,916,847
Professional Services – 2.8%
FTI Consulting, Inc. (a)	120,562	4,740,498
Hill International, Inc. (a)	26,967	157,218
Kforce, Inc. (a)	438,537	6,670,148
Navigant Consulting, Inc. (a)	180,378	2,187,985
SFN Group, Inc. (a)	427,145	3,421,431
Professional Services Total		17,177,280
Road & Rail – 1.3%
Arkansas Best Corp.	63,992	1,912,081
Kansas City Southern (a)	92,015	3,328,183
Werner Enterprises, Inc.	120,809	2,799,144
Road & Rail Total		8,039,408
Trading Companies & Distributors – 1.4%
Kaman Corp.	130,695	3,268,682
Rush Enterprises, Inc., Class A (a)	120,130	1,586,917
Rush Enterprises, Inc., Class B (a)	159,851	1,966,167
Titan Machinery, Inc. (a)	140,400	1,922,076
Trading Companies & Distributors Total		8,743,842
Industrials Total		123,726,706

	Shares	Value ($)
Information Technology – 25.2%
Communications Equipment – 1.7%
ADC Telecommunications, Inc. (a)	269,170	1,967,633
Adtran, Inc.	146,346	3,856,217
EMS Technologies, Inc. (a)	82,349	1,366,993
Globecomm Systems, Inc. (a)	217,539	1,672,875
Performance Technologies, Inc. (a)(b)	619,141	1,646,915
Communications Equipment Total		10,510,633
Computers & Peripherals – 2.0%
Avid Technology, Inc. (a)	89,028	1,226,806
Hypercom Corp. (a)	541,615	2,090,634
Imation Corp. (a)	220,204	2,424,446
Presstek, Inc. (a)	396,137	1,774,694
Rimage Corp. (a)	235,461	3,404,766
STEC, Inc. (a)	114,749	1,374,693
Computers & Peripherals Total		12,296,039
Electronic Equipment, Instruments & Components – 6.9%
Benchmark Electronics, Inc. (a)	926,000	19,205,240
FARO Technologies, Inc. (a)	270,406	6,962,955
Keithley Instruments, Inc.	392,562	2,590,909
LeCroy Corp. (a)	122,148	607,076
Newport Corp. (a)	270,756	3,384,450
Plexus Corp. (a)	220,132	7,931,356
Rogers Corp. (a)	19,900	577,299
Technitrol, Inc.	357,423	1,887,193
Electronic Equipment, Instruments & Components Total		43,146,478
Internet Software & Services – 1.7%
Digital River, Inc. (a)	129,500	3,923,850
EarthLink, Inc.	708,940	6,054,348
Selectica, Inc. (a)	71,573	354,286
Internet Software & Services Total		10,332,484
IT Services – 2.6%
Analysts International Corp. (a)	171,353	464,367
Computer Task Group, Inc. (a)	672,176	4,873,276
infoGROUP, Inc. (a)	394,307	3,075,594
Integral Systems, Inc. (a)	330,055	3,178,430
Startek, Inc. (a)	114,054	792,675
TNS, Inc. (a)	186,801	4,165,662
IT Services Total		16,550,004
Semiconductors & Semiconductor Equipment – 4.3%
ATMI, Inc. (a)	204,551	3,949,880
Cirrus Logic, Inc. (a)	468,092	3,927,292
Exar Corp. (a)	302,013	2,129,192
Fairchild Semiconductor International, Inc. (a)	436,187	4,645,391

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
IXYS Corp. (a)	193,929	1,656,154
ON Semiconductor Corp. (a)	639,506	5,116,048
Pericom Semiconductor Corp. (a)	246,157	2,636,341
Ultratech, Inc. (a)	194,130	2,640,168
Semiconductors & Semiconductor Equipment Total		26,700,466
Software – 6.0%
Bottomline Technologies, Inc. (a)	184,412	3,103,654
Epicor Software Corp. (a)	310,023	2,963,820
Lawson Software, Inc. (a)	520,925	3,443,314
Mentor Graphics Corp. (a)	396,924	3,183,330
PLATO Learning, Inc. (a)	262,046	1,456,976
Progress Software Corp. (a)	388,290	12,203,955
S1 Corp. (a)	324,260	1,913,134
Sonic Solutions (a)	216,244	2,026,206
Sybase, Inc. (a)	132,887	6,195,192
Symyx Technologies, Inc. (a)	156,020	700,530
Software Total		37,190,111
Information Technology Total		156,726,215
Materials – 4.4%
Chemicals – 3.2%
H.B. Fuller Co.	366,114	8,497,506
Sensient Technologies Corp.	206,086	5,988,859
Spartech Corp. (a)	446,607	5,225,302
Chemicals Total		19,711,667
Containers & Packaging – 0.6%
Greif, Inc., Class A	73,190	4,019,595
Containers & Packaging Total		4,019,595
Metals & Mining – 0.0%
A.M. Castle & Co. (a)	15,637	204,532
Metals & Mining Total		204,532
Paper & Forest Products – 0.6%
Glatfelter Co.	237,822	3,446,041
Paper & Forest Products Total		3,446,041
Materials Total		27,381,835
Telecommunication Services – 0.2%
Diversified Telecommunication Services – 0.2%
General Communication, Inc., Class A (a)	197,142	1,137,509
Diversified Telecommunication Services Total		1,137,509
Telecommunication Services Total		1,137,509

	Shares	Value ($)
Utilities – 2.3%
Gas Utilities – 1.3%
New Jersey Resources Corp.	96,499	3,624,502
South Jersey Industries, Inc.	108,890	4,572,291
Gas Utilities Total		8,196,793
Water Utilities – 1.0%
American States Water Co.	114,859	3,985,607
California Water Service Group	52,873	1,988,554
Water Utilities Total		5,974,161
Utilities Total		14,170,954
Total Common Stocks (cost of $549,547,797)		603,941,811
Short-Term Obligation – 3.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 03/31/17, market value $18,790,575 (repurchase proceeds $18,418,000)	18,418,000	18,418,000
Total Short-Term Obligation (cost of $18,418,000)		18,418,000
Total Investments – 100.1% (cost of $567,965,797) (c)		622,359,811
Other Assets & Liabilities, Net – (0.1)%		(626,177)
Net Assets – 100.0%		621,733,634

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six months ended March 31, 2010, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Performance Technologies, Inc.	$1,776,935	$—	$—	$—	$1,646,915

(c)  Cost for federal income tax purposes is $567,965,797.

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

March 31, 2010 (Unaudited)

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$603,941,811	$—	$—	$603,941,811
Total Short-Term Obligation	—	18,418,000	—	18,418,000
Total Investments	$603,941,811	$18,418,000	$—	$622,359,811

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	25.2
Industrials	19.9
Health Care	15.5
Financials	13.6
Consumer Discretionary	11.7
Materials	4.4
Energy	3.0
Utilities	2.3
Consumer Staples	1.3
Telecommunication Services	0.2
97.1
Short-Term Obligation	3.0
Other Assets & Liabilities, Net	(0.1)
100.0

See Accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities – Stock Funds
March 31, 2010 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Assets
Unaffiliated investments, at identified cost	200,379,800	1,059,496,429	225,107,676	427,239,394	562,552,565
Affiliated investments, at identified cost	349,510	—	—	—	5,413,232
Total investments, at identified cost	200,729,310	1,059,496,429	225,107,676	427,239,394	567,965,797
Unaffiliated investments, at value	225,812,151	1,332,661,820	277,533,734	540,973,884	620,712,896
Affiliated investments, at value	373,802	—	—	—	1,646,915
Total investments, at value	226,185,953	1,332,661,820	277,533,734	540,973,884	622,359,811
Cash	229,230	744	822	769	814
Cash collateral for open futures contracts	965,000	—	—	—	—
Foreign currency (cost of $20,216, $—, $—, $— and $—, respectively)	20,223	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	33,436	—	—	—	—
Receivable for:
Investments sold	1,466,013	5,356,723	—	562,998	—
Fund shares sold	109,591	214,534	77,359	1,545,673	952,154
Dividends	169,824	1,125,258	362,566	387,180	356,530
Interest	876,718	—	—	—	—
Foreign tax reclaims	35,968	—	—	—	—
Expense reimbursement due from investment advisor	65,250	—	15,993	6,046	—
Trustees' deferred compensation plan	45,483	183,827	44,973	48,675	80,639
Prepaid expenses	4,207	27,047	5,841	8,906	9,963
Other assets	—	203,615	—	49,772	—
Total Assets	230,206,896	1,339,773,568	278,041,288	543,583,903	623,759,911
Liabilities
Written options, at value (premium of $581, $—, $—, $— and $—, respectively)	541	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	33,021	—	—	—	—
Payable for:
Investments purchased	2,259,397	5,406,811	—	4,427,070	418,681
Investments purchased on a delayed delivery basis	885,299	—	—	—	—
Fund shares repurchased	121,753	2,042,623	434,891	391,214	822,163
Futures variation margin	19,328	—	27,355	—	—
Investment advisory fee	127,018	581,338	163,679	306,990	401,001
Administration fee	13,092	56,314	15,681	29,472	36,636
Pricing and bookkeeping fees	12,931	11,704	5,860	5,988	5,603
Transfer agent fee	30,957	278,297	20,456	25,354	81,763
Trustees' fees	3,452	1,966	590	297	3,038
Custody fee	42,999	2,735	1,414	4,857	1,151
Distribution and service fees	37,328	108,251	24,406	59,010	75,512
Chief compliance officer expenses	183	187	155	124	136
Reports to shareholders	21,784	85,743	9,272	10,710	72,725
Interest payable	—	578	—	—	—
Trustees' deferred compensation plan	45,483	183,827	44,973	48,675	80,639
Other liabilities	42,520	72,869	22,718	14,529	27,229
Total Liabilities	3,697,086	8,833,243	771,450	5,324,290	2,026,277
Net Assets	226,509,810	1,330,940,325	277,269,838	538,259,613	621,733,634
Net Assets Consist of
Paid-in capital	238,924,732	1,454,222,111	356,526,091	449,477,404	609,930,463
Undistributed (Overdistributed) net investment income	(194,431)	1,127,726	37,754	126,635	(239,855)
Accumulated net realized loss	(37,793,163)	(397,574,903)	(131,716,472)	(25,078,916)	(42,350,988)
Net unrealized appreciation (depreciation) on:
Investments	25,456,643	273,165,391	52,426,058	113,734,490	54,394,014
Foreign currency translations and forward foreign currency exchange contracts	2,932	—	—	—	—
Futures contracts	113,057	—	(3,593)	—	—
Written options	40	—	—	—	—
Net Assets	226,509,810	1,330,940,325	277,269,838	538,259,613	621,733,634

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Stock Funds
March 31, 2010 (Unaudited)

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Class A
Net assets	$9,422,120	$157,853,300	$10,153,017	$66,115,153	$105,346,400
Shares outstanding	708,693	7,631,203	986,080	5,073,478	8,059,710
Net asset value per share (a)	$13.30	$20.69	$10.30	$13.03	$13.07
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$14.11	$21.95	$10.93	$13.82	$13.87
Class B
Net assets	$3,457,295	$19,717,439	$1,998,599	$4,379,456	$17,426,295
Shares outstanding	260,367	1,033,196	206,143	358,260	1,487,519
Net asset value and offering price per share (a)	$13.28	$19.08	$9.70	$12.22	$11.72
Class C
Net assets	$1,504,799	$17,502,222	$2,079,199	$14,493,048	$19,842,917
Shares outstanding	113,266	916,573	215,174	1,184,305	1,691,526
Net asset value and offering price per share (a)	$13.29	$19.10	$9.66	$12.24	$11.73
Class E
Net assets	—	$13,547,011	—	—	—
Shares outstanding	—	655,814	—	—	—
Net asset value per share (a)	—	$20.66	—	—	—
Maximum sales charge		4.50%
Maximum offering price per share (b)	—	$21.63	—	—	—
Class F
Net assets	—	$452,014	—	—	—
Shares outstanding	—	23,695	—	—	—
Net asset value and offering price per share (a)	—	$19.08	—	—	—
Class T
Net assets	$114,681,254	$152,554,842	$74,376,508	$123,128,870	$78,439,270
Shares outstanding	8,624,959	7,424,669	7,223,818	9,518,758	6,103,007
Net asset value per share (a)	$13.30	$20.55	$10.30	$12.94	$12.85
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$14.11	$21.80	$10.93	$13.73	$13.63
Class Y
Net assets	—	$17,991,642	—	—	—
Shares outstanding	—	851,141	—	—	—
Net asset value, offering and redemption price per share	—	$21.14	—	—	—
Class Z
Net assets	$97,444,342	$951,321,855	$188,662,515	$330,143,086	$400,678,752
Shares outstanding	7,301,153	44,988,049	17,848,800	25,216,705	29,873,409
Net asset value, offering and redemption price per share	$13.35	$21.15	$10.57	$13.09	$13.41

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds
For the Six Months Ended March 31, 2010 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Investment Income
Dividends	955,762	8,620,745	3,431,410	3,282,759	3,200,798
Interest	2,434,540	209,948	31,881	986	2,851
Interest from affiliates	10,588	—	—	—	—
Foreign taxes withheld	(15,061)	(10,797)	—	(47,739)	(3,020)
Total Investment Income	3,385,829	8,819,896	3,463,291	3,236,006	3,200,629
Expenses
Investment advisory fee	726,174	3,386,793	989,448	1,610,890	2,100,418
Administration fee	74,852	327,832	94,700	154,274	189,108
Distribution fee:
Class B	13,789	84,169	7,769	13,859	63,748
Class C	5,475	64,942	8,123	40,755	70,146
Class E	—	6,633	—	—	—
Class F	—	1,392	—	—	—
Service fee:
Class A	10,417	186,974	12,696	57,922	113,726
Class B	4,596	28,056	2,590	4,620	21,249
Class C	1,825	21,647	2,708	13,585	23,382
Class E	—	16,583	—	—	—
Class F	—	464	—	—	—
Shareholder service fee—Class T	170,262	221,516	108,557	177,783	111,600
Transfer agent fee—
Class A, Class B, Class C, Class E, Class F, Class T and Class Z	179,976	1,361,454	149,254	251,473	437,399
Transfer agent fee—Class Y	—	20	—	—	—
Pricing and bookkeeping fees	66,684	70,582	40,293	51,283	58,180
Trustees' fees	13,578	35,778	14,236	13,837	16,749
Custody fee	115,206	17,163	9,455	11,480	8,027
Chief compliance officer expenses	349	554	357	348	394
Other expenses	130,330	344,217	131,822	135,773	140,806
Expenses before interest expense	1,513,513	6,176,769	1,572,008	2,537,882	3,354,932
Interest expense	—	4,983	732	—	—
Total Expenses	1,513,513	6,181,752	1,572,740	2,537,882	3,354,932
Fees waived or expenses reimbursed by Investment Advisor	(245,812)	—	(16,778)	(63,103)	—
Expense reductions	(6)	—	(3)	(12)	(6)
Net Expenses	1,267,695	6,181,752	1,555,959	2,474,767	3,354,926
Net Investment Income (Loss)	2,118,134	2,638,144	1,907,332	761,239	(154,297)

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Stock Funds
For the Six Months Ended March 31, 2010 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options
Net realized gain (loss) on:
Unaffiliated investments	7,228,775	81,657,365	17,686,107	12,172,453	(10,679,971)
Foreign currency transactions and forward foreign currency exchange contracts	(32,526)	—	—	184	—
Futures contracts	537,851	—	517,875	—	—
Written options	7,661	—	—	—	—
Net realized gain (loss)	7,741,761	81,657,365	18,203,982	12,172,637	(10,679,971)
Net change in unrealized appreciation (depreciation) on:
Investments	4,593,862	50,914,337	3,349,563	38,557,600	81,967,792
Foreign currency translations and forward foreign currency exchange contracts	(86,097)	—	—	(37)	—
Futures contracts	60,182	—	(31,511)	—	—
Written options	40	—	—	—	—
Net change in unrealized appreciation (depreciation)	4,567,987	50,914,337	3,318,052	38,557,563	81,967,792
Net Gain	12,309,748	132,571,702	21,522,034	50,730,200	71,287,821
Net Increase Resulting from Operations	14,427,882	135,209,846	23,429,366	51,491,439	71,133,524

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Asset Allocation Fund		Columbia Large Cap Growth Fund		Columbia Disciplined Value Fund
	(Unaudited) Six Months Ended March 31, 2010 ($)	Year Ended September 30, 2009 ($)	(Unaudited) Six Months Ended March 31, 2010 ($)	Year Ended September 30, 2009 ($)	(Unaudited) Six Months Ended March 31, 2010 ($)	Year Ended September 30, 2009 ($)
Operations
Net investment income (loss)	2,118,134	4,898,776	2,638,144	6,338,320	1,907,332	5,566,376
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written options	7,741,761	(35,320,273)	81,657,365	(338,092,454)	18,203,982	(103,097,904)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and written options	4,567,987	31,491,817	50,914,337	266,910,172	3,318,052	71,099,837
Net increase (decrease) resulting from operations	14,427,882	1,070,320	135,209,846	(64,843,962)	23,429,366	(26,431,691)
Distributions to Shareholders
From net investment income:
Class A	(95,527)	(150,796)	(706,751)	(140,147)	(63,397)	(209,449)
Class B	(27,478)	(55,722)	—	—	(5,654)	(31,603)
Class C	(10,808)	(18,706)	—	—	(6,141)	(24,079)
Class E	—	—	(52,446)	(1,130)	—	—
Class T	(1,249,073)	(2,288,522)	(644,779)	—	(434,599)	(1,247,692)
Class Y	—	—	(144,925)	—	—	—
Class Z	(1,196,653)	(2,159,589)	(6,417,493)	(2,956,052)	(1,413,624)	(4,279,319)
From net realized gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class T	—	—	—	—	—	—
Class Z	—	—	—	—	—	—
Total distributions to shareholders	(2,579,539)	(4,673,335)	(7,966,394)	(3,097,329)	(1,923,415)	(5,792,142)
Net Capital Stock Transactions	(9,177,368)	(24,306,040)	(100,330,866)	(28,921,925)	(50,214,302)	3,409,644
Increase from regulatory settlements	39	—	14,273	663,170	4	—
Total increase (decrease) in net assets	2,671,014	(27,909,055)	26,926,859	(96,200,046)	(28,708,347)	(28,814,189)
Net Assets
Beginning of period	223,838,796	251,747,851	1,304,013,466	1,400,213,512	305,978,185	334,792,374
End of period	226,509,810	223,838,796	1,330,940,325	1,304,013,466	277,269,838	305,978,185
Undistributed (Overdistributed) net investment income at end of period	(194,431)	266,974	1,127,726	6,455,976	37,754	53,837

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Contrarian Core Fund		Columbia Small Cap Core Fund
	(Unaudited) Six Months Ended March 31, 2010 ($)	Year Ended September 30, 2009 ($)	(Unaudited) Six Months Ended March 31, 2010 ($)	Year Ended September 30, 2009 ($)
Operations
Net investment income (loss)	761,239	2,909,706	(154,297)	(854,945)
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written options	12,172,637	(34,481,649)	(10,679,971)	(30,320,543)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and written options	38,557,563	50,682,774	81,967,792	(37,219,629)
Net increase (decrease) resulting from operations	51,491,439	19,110,831	71,133,524	(68,395,117)
Distributions to Shareholders
From net investment income:
Class A	(201,274)	(87,616)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class T	(531,782)	(717,940)	—	—
Class Y	—	—	—	—
Class Z	(1,864,759)	(2,057,319)	—	—
From net realized gains:
Class A	—	—	—	(8,907,282)
Class B	—	—	—	(1,940,780)
Class C	—	—	—	(1,989,757)
Class T	—	—	—	(7,421,795)
Class Z	—	—	—	(31,170,222)
Total distributions to shareholders	(2,597,815)	(2,862,875)	—	(51,429,836)
Net Capital Stock Transactions	85,966,593	64,862,004	5,509,473	(10,237,809)
Increase from regulatory settlements	—	5,432	—	5,313
Total increase (decrease) in net assets	134,860,217	81,115,392	76,642,997	(130,057,449)
Net Assets
Beginning of period	403,399,396	322,284,004	545,090,637	675,148,086
End of period	538,259,613	403,399,396	621,733,634	545,090,637
Undistributed (Overdistributed) net investment income at end of period	126,635	1,963,211	(239,855)	(85,558)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Asset Allocation Fund
	(Unaudited) Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	137,937	1,785,025	242,754	2,594,996
Distributions reinvested	6,750	87,641	12,955	141,198
Redemptions	(57,186)	(744,117)	(212,773)	(2,318,316)
Net increase	87,501	1,128,549	42,936	417,878
Class B
Subscriptions	13,513	173,394	63,535	696,944
Distributions reinvested	1,890	24,397	4,637	49,933
Redemptions	(59,533)	(769,229)	(137,489)	(1,481,838)
Net decrease	(44,130)	(571,438)	(69,317)	(734,961)
Class C
Subscriptions	9,273	118,999	40,293	442,888
Distributions reinvested	738	9,535	1,489	16,136
Redemptions	(13,257)	(171,136)	(44,295)	(486,881)
Net decrease	(3,246)	(42,602)	(2,513)	(27,857)
Class T
Subscriptions	23,166	365,259	47,805	517,944
Distributions reinvested	93,227	1,209,036	203,820	2,211,059
Redemptions	(521,671)	(6,788,142)	(1,620,242)	(17,373,997)
Net decrease	(405,278)	(5,213,847)	(1,368,617)	(14,644,994)
Class Z
Subscriptions	144,304	1,870,802	268,237	3,235,752
Distributions reinvested	67,424	876,580	167,719	1,827,162
Redemptions	(557,949)	(7,225,412)	(1,324,767)	(14,379,020)
Net decrease	(346,221)	(4,478,030)	(888,811)	(9,316,106)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Large Cap Growth Fund
	(Unaudited) Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	539,420	10,629,208	1,591,508	24,021,794
Distributions reinvested	32,869	640,940	8,857	126,318
Redemptions	(711,366)	(13,948,286)	(1,831,457)	(28,061,174)
Net decrease	(139,077)	(2,678,138)	(231,092)	(3,913,062)
Class B
Subscriptions	12,918	235,332	107,673	1,522,097
Redemptions	(422,211)	(7,691,227)	(1,894,336)	(26,316,082)
Net decrease	(409,293)	(7,455,895)	(1,786,663)	(24,793,985)
Class C
Subscriptions	33,899	615,706	345,304	4,759,197
Redemptions	(115,908)	(2,103,460)	(514,603)	(7,172,499)
Net decrease	(82,009)	(1,487,754)	(169,299)	(2,413,302)
Class E
Subscriptions	707	13,889	4,972	74,331
Distributions reinvested	2,687	52,351	79	1,128
Redemptions	(49,160)	(969,030)	(60,277)	(935,864)
Net decrease	(45,766)	(902,790)	(55,226)	(860,405)
Class F
Subscriptions	6,919	120,003	23	354
Redemptions	(97)	(1,749)	(4,123)	(57,722)
Net increase (decrease)	6,822	118,254	(4,100)	(57,368)
Class T
Subscriptions	37,543	735,423	97,232	1,472,114
Distributions reinvested	32,478	629,102	—	—
Redemptions	(425,429)	(8,298,864)	(1,034,974)	(15,755,361)
Net decrease	(355,408)	(6,934,339)	(937,742)	(14,283,247)
Class Y
Subscriptions	12,152	234,778	1,566,787	28,038,000
Distributions reinvested	5	97	—	—
Redemptions	(29,869)	(595,000)	(697,934)	(12,618,649)
Net increase (decrease)	(17,712)	(360,125)	868,853	15,419,351
Class Z
Subscriptions	1,767,293	35,031,235	9,868,328	157,965,419
Distributions reinvested	184,404	3,673,328	119,365	1,738,022
Redemptions	(5,966,331)	(119,334,642)	(9,894,536)	(157,723,348)
Net increase (decrease)	(4,014,634)	(80,630,079)	93,157	1,980,093

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Disciplined Value Fund
	(Unaudited) Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	89,919	886,117	288,028	2,281,055
Distributions reinvested	5,617	55,584	23,100	179,703
Redemptions	(217,536)	(2,130,775)	(739,426)	(5,805,700)
Net decrease	(122,000)	(1,189,074)	(428,298)	(3,344,942)
Class B
Subscriptions	9,285	86,012	17,707	131,169
Distributions reinvested	538	4,937	3,913	28,225
Redemptions	(45,613)	(420,766)	(174,185)	(1,255,003)
Net decrease	(35,790)	(329,817)	(152,565)	(1,095,609)
Class C
Subscriptions	110,411	1,005,891	67,614	542,251
Distributions reinvested	534	4,901	2,863	20,584
Redemptions	(121,754)	(1,138,963)	(127,694)	(912,243)
Net decrease	(10,809)	(128,171)	(57,217)	(349,408)
Class T
Subscriptions	26,721	259,818	65,624	514,004
Distributions reinvested	42,798	423,905	157,011	1,221,118
Redemptions	(467,086)	(4,574,278)	(1,123,058)	(8,716,795)
Net decrease	(397,567)	(3,890,555)	(900,423)	(6,981,673)
Class Z
Subscriptions	877,068	8,755,046	8,733,478	71,166,602
Distributions reinvested	51,101	517,451	206,897	1,660,628
Redemptions	(5,459,902)	(53,949,182)	(7,144,516)	(57,645,954)
Net increase (decrease)	(4,531,733)	(44,676,685)	1,795,859	15,181,276

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Contrarian Core Fund
	(Unaudited) Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,177,951	38,910,093	1,851,140	18,894,886
Distributions reinvested	15,560	189,054	8,794	77,084
Redemptions	(478,536)	(5,935,465)	(442,332)	(4,101,888)
Net increase	2,714,975	33,163,682	1,417,602	14,870,082
Class B
Subscriptions	103,244	1,185,827	107,507	1,009,446
Redemptions	(56,004)	(643,890)	(122,331)	(1,037,793)
Net increase (decrease)	47,240	541,937	(14,824)	(28,347)
Class C
Subscriptions	619,797	7,127,887	604,409	5,864,349
Redemptions	(78,560)	(921,094)	(115,428)	(1,028,223)
Net increase	541,237	6,206,793	488,981	4,836,126
Class T
Subscriptions	24,294	294,400	57,531	530,596
Distributions reinvested	38,796	469,356	77,542	675,392
Redemptions	(580,325)	(7,086,376)	(1,305,440)	(11,973,025)
Net decrease	(517,235)	(6,322,620)	(1,170,367)	(10,767,037)
Class Z
Subscriptions	6,488,170	80,113,675	11,481,253	103,217,377
Distributions reinvested	94,601	1,154,130	178,491	1,572,554
Redemptions	(2,333,439)	(28,891,004)	(5,182,054)	(48,838,751)
Net increase	4,249,332	52,376,801	6,477,690	55,951,180

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Small Cap Core Fund
	(Unaudited) Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,982,537	23,564,914	2,080,374	19,805,781
Distributions reinvested	—	—	980,677	8,610,346
Redemptions	(956,733)	(11,498,652)	(4,177,022)	(38,542,843)
Net increase (decrease)	1,025,804	12,066,262	(1,115,971)	(10,126,716)
Class B
Subscriptions	24,732	261,909	96,693	842,189
Distributions reinvested	—	—	228,050	1,813,000
Redemptions	(199,020)	(2,157,940)	(442,312)	(3,691,488)
Net decrease	(174,288)	(1,896,031)	(117,569)	(1,036,299)
Class C
Subscriptions	157,033	1,686,470	271,949	2,444,023
Distributions reinvested	—	—	226,347	1,801,724
Redemptions	(234,751)	(2,537,652)	(635,154)	(5,307,813)
Net decrease	(77,718)	(851,182)	(136,858)	(1,062,066)
Class T
Subscriptions	24,397	288,334	81,099	725,579
Distributions reinvested	—	—	800,276	6,914,381
Redemptions	(480,267)	(5,666,193)	(1,373,498)	(13,187,203)
Net decrease	(455,870)	(5,377,859)	(492,123)	(5,547,243)
Class Z
Subscriptions	4,427,225	54,215,415	9,744,342	94,177,339
Distributions reinvested	—	—	2,513,202	22,568,553
Redemptions	(4,299,808)	(52,647,132)	(11,209,503)	(109,211,377)
Net increase	127,417	1,568,283	1,048,041	7,534,515

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.61		$12.57		$16.80		$16.06		$16.47		$15.06
Income from Investment Operations:
Net investment income (a)	0.12		0.26		0.31		0.32		0.22		0.27	(b)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.72		0.03		(2.76)		1.86		0.92		1.41
Total from investment operations	0.84		0.29		(2.45)		2.18		1.14		1.68
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.25)		(0.34)		(0.33)		(0.31)		(0.27)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.15)		(0.25)		(1.78)		(1.44)		(1.55)		(0.27)
Increase from regulatory settlements	—	(k)	—		—		—		—		—
Net Asset Value, End of Period	$13.30		$12.61		$12.57		$16.80		$16.06		$16.47
Total return (c)	6.66	%(d)(e)	2.63	%(e)	(16.23)%		14.24%		7.39	%(e)(f)	11.20	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.20	%(g)(h)	1.25	%(h)	1.29	%(i)	1.32	%(h)	1.31	%(h)	1.35	%(h)
Interest expense	—		—	%(j)	—		—		—		—
Net expenses	1.20	%(g)(h)	1.25	%(h)	1.29	%(i)	1.32	%(h)	1.31	%(h)	1.35	%(h)
Waiver/Reimbursement	0.22	%(g)	0.22%		—		—		0.01%		0.01%
Net investment income	1.84	%(g)(h)	2.35	%(h)	2.17	%(i)	1.98	%(h)	1.38	%(h)	1.66	%(h)
Portfolio turnover rate	50	%(d)	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$9,422		$7,833		$7,266		$8,314		$5,863		$4,206

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.60		$12.57		$16.80		$16.06		$16.47		$15.06
Income from Investment Operations:
Net investment income (a)	0.07		0.18		0.20		0.20		0.17		0.15	(b)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.71		0.02		(2.76)		1.86		0.85		1.41
Total from investment operations	0.78		0.20		(2.56)		2.06		1.02		1.56
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.17)		(0.23)		(0.21)		(0.19)		(0.15)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.10)		(0.17)		(1.67)		(1.32)		(1.43)		(0.15)
Increase from regulatory settlements	—	(k)	—		—		—		—		—
Net Asset Value, End of Period	$13.28		$12.60		$12.57		$16.80		$16.06		$16.47
Total return (c)	6.19	%(d)(e)	1.79	%(e)	(16.88)%		13.40%		6.59	%(e)(f)	10.37	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.95	%(g)(h)	2.00	%(h)	2.04	%(i)	2.07	%(h)	2.06	%(h)	2.10	%(h)
Interest expense	—		—	%(j)	—		—		—		—
Net expenses	1.95	%(g)(h)	2.00	%(h)	2.04	%(i)	2.07	%(h)	2.06	%(h)	2.10	%(h)
Waiver/Reimbursement	0.22	%(g)	0.22%		—		—		0.01%		0.01%
Net investment income	1.08	%(g)(h)	1.61	%(h)	1.40	%(i)	1.21	%(h)	1.08	%(h)	0.91	%(h)
Portfolio turnover rate	50	%(d)	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$3,457		$3,835		$4,699		$6,219		$6,788		$7,166

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.60		$12.57		$16.81		$16.06		$16.47		$15.06
Income from Investment Operations:
Net investment income (a)	0.07		0.17		0.21		0.20		0.16		0.14	(b)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.72		0.03		(2.78)		1.87		0.86		1.42
Total from investment operations	0.79		0.20		(2.57)		2.07		1.02		1.56
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.17)		(0.23)		(0.21)		(0.19)		(0.15)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.10)		(0.17)		(1.67)		(1.32)		(1.43)		(0.15)
Increase from regulatory settlements	—	(k)	—		—		—		—		—
Net Asset Value, End of Period	$13.29		$12.60		$12.57		$16.81		$16.06		$16.47
Total return (c)	6.27	%(d)(e)	1.79	%(e)	(16.93)%		13.46%		6.59	%(e)(f)	10.37	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.95	%(g)(h)	2.00	%(h)	2.04	%(i)	2.07	%(h)	2.06	%(h)	2.10	%(h)
Interest expense	—		—	%(j)	—		—		—		—
Net expenses	1.95	%(g)(h)	2.00	%(h)	2.04	%(i)	2.07	%(h)	2.06	%(h)	2.10	%(h)
Waiver/Reimbursement	0.22	%(g)	0.22%		—		—		0.01%		0.01%
Net investment income	1.08	%(g)(h)	1.60	%(h)	1.41	%(i)	1.23	%(h)	0.98	%(h)	0.91	%(h)
Portfolio turnover rate	50	%(d)	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$1,505		$1,468		$1,496		$1,806		$1,281		$704

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2010		2009		2008		2007 (a)		2006		2005
Net Asset Value, Beginning of Period	$12.61		$12.58		$16.82		$16.08		$16.48		$15.07
Income from Investment Operations:
Net investment income (b)	0.11		0.25		0.31		0.31		0.28		0.26	(c)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.72		0.02		(2.78)		1.86		0.87		1.41
Total from investment operations	0.83		0.27		(2.47)		2.17		1.15		1.67
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.24)		(0.33)		(0.32)		(0.31)		(0.26)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.14)		(0.24)		(1.77)		(1.43)		(1.55)		(0.26)
Increase from regulatory settlements	—	(l)	—		—		—		—		—
Net Asset Value, End of Period	$13.30		$12.61		$12.58		$16.82		$16.08		$16.48
Total return (d)	6.63	%(e)(f)	2.50	%(e)	(16.32)%		14.17%		7.39	%(e)(g)	11.14	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.25	%(h)(i)	1.30	%(i)	1.34	%(j)	1.37	%(i)	1.36	%(i)	1.40	%(i)
Interest expense	—		—	%(k)	—		—		—		—
Net expenses	1.25	%(h)(i)	1.30	%(i)	1.34	%(j)	1.37	%(i)	1.36	%(i)	1.40	%(i)
Waiver/Reimbursement	0.22	%(h)	0.22%		—		—		0.01%		0.01%
Net investment income	1.78	%(h)(i)	2.31	%(i)	2.10	%(j)	1.92	%(i)	1.78	%(i)	1.62	%(i)
Portfolio turnover rate	50	%(f)	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$114,681		$113,895		$130,863		$180,757		$175,348		$184,795

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.66		$12.58		$16.82		$16.07		$16.48		$15.06
Income from Investment Operations:
Net investment income (a)	0.13		0.29		0.35		0.36		0.33		0.31	(b)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.72		0.07		(2.77)		1.87		0.85		1.42
Total from investment operations	0.85		0.36		(2.42)		2.23		1.18		1.73
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.28)		(0.38)		(0.37)		(0.35)		(0.31)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.16)		(0.28)		(1.82)		(1.48)		(1.59)		(0.31)
Increase from regulatory settlements	—	(k)	—		—		—		—		—
Net Asset Value, End of Period	$13.35		$12.66		$12.58		$16.82		$16.07		$16.48
Total return (c)	6.76	%(d)(e)	3.21	%(e)	(16.06)%		14.58%		7.65	%(e)(f)	11.54	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.95	%(g)(h)	1.00	%(h)	1.04	%(i)	1.07	%(h)	1.06	%(h)	1.10	%(h)
Interest expense	—		—	%(j)	—		—		—		—
Net expenses	0.95	%(g)(h)	1.00	%(h)	1.04	%(i)	1.07	%(h)	1.06	%(h)	1.10	%(h)
Waiver/Reimbursement	0.22	%(g)	0.22%		—		—		0.01%		0.01%
Net investment income	2.08	%(g)(h)	2.60	%(h)	2.40	%(i)	2.21	%(h)	2.09	%(h)	1.92	%(h)
Portfolio turnover rate	50	%(d)	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$97,444		$96,807		$107,424		$144,513		$151,703		$167,278

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$18.77		$19.57		$26.76		$22.27		$21.11		$18.57
Income from Investment Operations:
Net investment income (a)	0.02		0.07		0.01		0.02		0.01		0.05	(b)
Net realized and unrealized gain (loss) on investments	1.99		(0.86)		(5.40)		4.87		1.19		2.51
Total from investment operations	2.01		(0.79)		(5.39)		4.89		1.20		2.56
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.02)		—		(0.03)		(0.04)		(0.02)
From net realized gains	—		—		(1.81)		(0.37)		—		—
Total distributions to shareholders	(0.09)		(0.02)		(1.81)		(0.40)		(0.04)		(0.02)
Increase from regulatory settlements	—	(c)	0.01		0.01		—		—		—
Net Asset Value, End of Period	$20.69		$18.77		$19.57		$26.76		$22.27		$21.11
Total return (d)	10.75	%(e)	(3.97)%		(21.73)%		22.19%		5.69	%(f)	13.80	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.10	%(h)	1.13	%(g)	1.02	%(i)	1.00	%(g)	1.01	%(g)	1.11	%(g)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(j)	—
Net expenses	1.10	%(h)	1.13	%(g)	1.02	%(i)	1.00	%(g)	1.01	%(g)	1.11	%(g)
Waiver/Reimbursement	—		—		—		—		—	%(j)	—	%(j)
Net investment income	0.25	%(h)	0.43	%(g)	0.01	%(i)	0.07	%(g)	0.07	%(g)	0.25	%(g)
Portfolio turnover rate	61	%(e)	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$157,853		$145,825		$156,585		$167,408		$125,124		$10,422

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$17.30		$18.15		$25.12		$21.05		$20.07		$17.76
Income from Investment Operations:
Net investment loss (a)	(0.05)		(0.04)		(0.17)		(0.16)		(0.13)		(0.09	)(b)
Net realized and unrealized gain (loss) on investments	1.83		(0.82)		(5.00)		4.60		1.11		2.40
Total from investment operations	1.78		(0.86)		(5.17)		4.44		0.98		2.31
Less Distributions to Shareholders:
From net realized gains	—		—		(1.81)		(0.37)		—		—
Increase from regulatory settlements	—	(c)	0.01		0.01		—		—		—
Net Asset Value, End of Period	$19.08		$17.30		$18.15		$25.12		$21.05		$20.07
Total return (d)	10.29	%(e)	(4.68)%		(22.31)%		21.31%		4.88	%(f)	13.01	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.85	%(h)	1.88	% (g)	1.77	%(i)	1.75	%(g)	1.76	%(g)	1.86	%(g)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(j)	—
Net expenses	1.85	%(h)	1.88	%(g)	1.77	%(i)	1.75	%(g)	1.76	%(g)	1.86	%(g)
Waiver/Reimbursement	—		—		—		—		—	%(j)	—	%(j)
Net investment loss	(0.51	)%(h)	(0.30	)%(g)	(0.77	)%(i)	(0.69	)%(g)	(0.72	)%(g)	(0.48	)%(g)
Portfolio turnover rate	61	%(e)	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$19,717		$24,951		$58,609		$168,284		$227,160		$7,799

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$17.31		$18.16		$25.14		$21.06		$20.10		$17.79
Income from Investment Operations:
Net investment loss (a)	(0.05)		(0.05)		(0.16)		(0.16)		(0.13)		(0.09	)(b)
Net realized and unrealized gain (loss) on investments	1.84		(0.81)		(5.02)		4.61		1.09		2.40
Total from investment operations	1.79		(0.86)		(5.18)		4.45		0.96		2.31
Less Distributions to Shareholders:
From net realized gains	—		—		(1.81)		(0.37)		—		—
Increase from regulatory settlements	—	(c)	0.01		0.01		—		—		—
Net Asset Value, End of Period	$19.10		$17.31		$18.16		$25.14		$21.06		$20.10
Total return (d)	10.34	%(e)	(4.68)%		(22.33)%		21.34%		4.78	%(f)	12.98	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.85	%(h)	1.88	%(g)	1.77	%(i)	1.75	%(g)	1.76	%(g)	1.86	%(g)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(j)	—
Net expenses	1.85	%(h)	1.88	%(g)	1.77	%(i)	1.75	%(g)	1.76	%(g)	1.86	%(g)
Waiver/Reimbursement	—		—		—		—		—	%(j)	—	%(j)
Net investment loss	(0.50	)%(h)	(0.33	)%(g)	(0.75	)%(i)	(0.68	)%(g)	(0.69	)%(g)	(0.45	)%(g)
Portfolio turnover rate	61	%(e)	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$17,502		$17,283		$21,208		$31,834		$31,046		$1,419

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,
Class E Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$18.73		$19.53		$26.74		$22.27		$22.13
Income from Investment Operations:
Net investment income (loss) (b)	0.01		0.05		(0.02)		(0.01)		—	(c)
Net realized and unrealized gain (loss) on investments	2.00		(0.86)		(5.39)		4.87		0.14
Total from investment operations	2.01		(0.81)		(5.41)		4.86		0.14
Less Distributions Declared to Shareholders:
From net investment income	(0.08)		—	(c)	—		(0.02)		—
From net realized gains	—		—		(1.81)		(0.37)		—
Total distributions to shareholders	(0.08)		—	(c)	(1.81)		(0.39)		—
Increase from regulatory settlements	—	(c)	0.01		0.01		—		—
Net Asset Value, End of Period	$20.66		$18.73		$19.53		$26.74		$22.27
Total return (d)	10.73	%(e)	(4.09)%		(21.82)%		22.07%		0.63	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.20	%(h)	1.23	%(g)	1.12	%(i)	1.10	%(g)	1.12	%(g)(h)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(h)(j)
Net expenses	1.20	%(h)	1.23	%(g)	1.12	%(i)	1.10	%(g)	1.12	%(g)(h)
Waiver/Reimbursement	—		—		—		—		—	%(h)(j)
Net investment income (loss)	0.15	%(h)	0.33	%(g)	(0.09	)%(i)	(0.03	)%(g)	(0.23	)%(g)(h)
Portfolio turnover rate	61	%(e)	146%		164%		151%		171	%(e)
Net assets, end of period (000s)	$13,547		$13,144		$14,782		$18,185		$13,071

(a)  Class E shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,						Period Ended September 30,
Class F Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$17.29		$18.14		$25.11		$21.05		$20.93
Income from Investment Operations:
Net investment loss (b)	(0.04)		(0.05)		(0.18)		(0.16)		—	(c)
Net realized and unrealized gain (loss) on investments	1.83		(0.81)		(4.99)		4.59		0.12
Total from investment operations	1.79		(0.86)		(5.17)		4.43		0.12
Less Distributions Declared to Shareholders:
From net realized gains	—		—		(1.81)		(0.37)		—
Increase from regulatory settlements	—	(c)	0.01		0.01		—		—
Net Asset Value, End of Period	$19.08		$17.29		$18.14		$25.11		$21.05
Total return (d)	10.35	%(e)	(4.69)%		(22.31)%		21.26%		0.57	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.85	%(h)	1.88	%(g)	1.77	%(i)	1.75	%(g)	1.77	%(g)(h)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(h)(j)
Net expenses	1.85	%(h)	1.88	%(g)	1.77	%(i)	1.75	%(g)	1.77	%(g)(h)
Waiver/Reimbursement	—		—		—		—		—	%(h)(j)
Net investment loss	(0.49	)%(h)	(0.32	)%(g)	(0.80	)%(i)	(0.70	)%(g)	(0.88	)%(g)(h)
Portfolio turnover rate	61	%(e)	146%		164%		151%		171	%(e)
Net assets, end of period (000s)	$452		$292		$380		$2,915		$5,319

(a)  Class F shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2010		2009		2008		2007 (a)		2006		2005
Net Asset Value, Beginning of Period	$18.64		$19.42		$26.58		$22.13		$20.98		$18.46
Income from Investment Operations:
Net investment income (loss) (b)	0.02		0.06		(0.01)		0.01		0.01		0.07	(c)
Net realized and unrealized gain (loss) on investments	1.97		(0.85)		(5.35)		4.84		1.17		2.47
Total from investment operations	1.99		(0.79)		(5.36)		4.85		1.18		2.54
Less Distributions to Shareholders:
From net investment income	(0.08)		—		—		(0.03)		(0.03)		(0.02)
From net realized gains	—		—		(1.81)		(0.37)		—		—
Total distributions to shareholders	(0.08)		—		(1.81)		(0.40)		(0.03)		(0.02)
Increase from regulatory settlements	—	(d)	0.01		0.01		—		—		—
Net Asset Value, End of Period	$20.55		$18.64		$19.42		$26.58		$22.13		$20.98
Total return (e)	10.73	%(f)	(4.02)%		(21.76)%		22.14%		5.63	%(g)	13.76	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.15	%(i)	1.18	%(h)	1.07	%(j)	1.05	%(h)	1.06	%(h)	1.16	%(h)
Interest expense	—	%(i)(k)	—	%(k)	—		—	%(k)	—	%(k)	—
Net expenses	1.15	%(i)	1.18	%(h)	1.07	%(j)	1.05	%(h)	1.06	%(h)	1.16	%(h)
Waiver/Reimbursement	—		—		—		—		—	%(k)	—	%(k)
Net investment income (loss)	0.20	%(i)	0.38	%(h)	(0.05	)%(j)	0.02	%(h)	0.06	%(h)	0.33	%(h)
Portfolio turnover rate	61	%(f)	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$152,555		$145,011		$169,295		$244,901		$209,952		$218,095

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited)
	Six Months
	Ended	Period Ended
	March 31,	September 30,
Class Y Shares	2010	2009 (a)
Net Asset Value, Beginning of Period	$19.20	$17.02
Income from Investment Operations:
Net investment income (b)	0.07	0.03
Net realized and unrealized gain on investments	2.03	2.15
Total from investment operations	2.10	2.18
Less Distributions to Shareholders:
From net investment income	(0.16)	—
Increase from regulatory settlements	— (c)	—
Net Asset Value, End of Period	$21.14	$19.20
Total return (d)(e)	11.01%	12.81%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.64%	0.63	%(f)
Interest expense (g)(h)	—%	—%
Net expenses (g)	0.64%	0.63	%(f)
Net investment income (g)	0.71%	0.78	%(f)
Portfolio turnover rate (e)	61%	146%
Net assets, end of period (000s)	$17,992	$16,686

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$19.20		$20.02		$27.32		$22.68		$21.50		$18.87
Income from Investment Operations:
Net investment income (a)	0.05		0.11		0.06		0.08		0.08		0.11	(b)
Net realized and unrealized gain (loss) on investments	2.03		(0.88)		(5.51)		4.97		1.19		2.55
Total from investment operations	2.08		(0.77)		(5.45)		5.05		1.27		2.66
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.06)		(0.05)		(0.04)		(0.09)		(0.03)
From net realized gains	—		—		(1.81)		(0.37)		—		—
Total distributions to shareholders	(0.13)		(0.06)		(1.86)		(0.41)		(0.09)		(0.03)
Increase from regulatory settlements	—	(c)	0.01		0.01		—		—		—
Net Asset Value, End of Period	$21.15		$19.20		$20.02		$27.32		$22.68		$21.50
Total return (d)	10.90	%(e)	(3.71)%		(21.55)%		22.53%		5.92	%(f)	14.12	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.85	%(h)	0.88	%(g)	0.77	%(i)	0.75	%(g)	0.76	%(g)	0.86	%(g)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(j)	—
Net expenses	0.85	%(h)	0.88	%(g)	0.77	%(i)	0.75	%(g)	0.76	%(g)	0.86	%(g)
Waiver/Reimbursement	—		—		—		—		—	%(j)	—	%(j)
Net investment income	0.50	%(h)	0.67	%(g)	0.25	%(i)	0.32	%(g)	0.35	%(g)	0.53	%(g)
Portfolio turnover rate	61	%(e)	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$951,322		$940,823		$979,353		$1,302,932		$1,169,103		$1,242,736

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2010		2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$9.52		$10.53		$16.32		$15.70	$14.60		$12.71
Income from Investment Operations:
Net investment income (a)	0.06		0.15		0.17		0.14	0.17		0.17	(b)
Net realized and unrealized gain (loss) on investments and futures contracts	0.78		(1.00)		(3.96)		2.10	2.18		1.88
Total from investment operations	0.84		(0.85)		(3.79)		2.24	2.35		2.05
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.16)		(0.17)		(0.16)	(0.18)		(0.16)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.06)		(0.16)		(2.00)		(1.62)	(1.25)		(0.16)
Increase from regulatory settlements	—	(c)	—		—		—	—		—
Net Asset Value, End of Period	$10.30		$9.52		$10.53		$16.32	$15.70		$14.60
Total return (d)	8.86	%(e)(f)	(7.72)%		(26.09)%		15.00%	17.19	%(f)	16.21	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.25	%(h)	1.29%		1.28%		1.24%	1.21%		1.23%
Interest expense	—	%(h)(i)	—	%(i)	—	%(i)	—	—	%(i)	—
Net expenses (g)	1.25	%(h)	1.29%		1.28%		1.24%	1.21%		1.23%
Waiver/Reimbursement	0.01	%(h)	—		—		—	—	%(i)	0.01%
Net investment income (g)	1.20	%(h)	1.94%		1.32%		0.89%	1.15%		1.21%
Portfolio turnover rate	33	%(e)	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$10,153		$10,543		$16,171		$34,706	$12,717		$4,269

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2010		2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$8.97		$9.92		$15.47		$14.96	$13.96		$12.16
Income from Investment Operations:
Net investment income (a)	0.02		0.09		0.07		0.03	0.06		0.06	(b)
Net realized and unrealized gain (loss) on investments and futures contracts	0.73		(0.94)		(3.72)		1.98	2.08		1.80
Total from investment operations	0.75		(0.85)		(3.65)		2.01	2.14		1.86
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.10)		(0.07)		(0.04)	(0.07)		(0.06)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.02)		(0.10)		(1.90)		(1.50)	(1.14)		(0.06)
Increase from regulatory settlements	—	(c)	—		—		—	—		—
Net Asset Value, End of Period	$9.70		$8.97		$9.92		$15.47	$14.96		$13.96
Total return (d)	8.42	%(e)(f)	(8.33)%		(26.59)%		14.12%	16.35	%(f)	15.30	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.00	%(h)	2.04%		2.03%		1.99%	1.96%		1.98%
Interest expense	—	%(h)(i)	—	%(i)	—	%(i)	—	—	%(i)	—
Net expenses (g)	2.00	%(h)	2.04%		2.03%		1.99%	1.96%		1.98%
Waiver/Reimbursement	0.01	%(h)	—		—		—	—	%(i)	0.01%
Net investment income (g)	0.46	%(h)	1.22%		0.56%		0.19%	0.43%		0.46%
Portfolio turnover rate	33	%(e)	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$1,999		$2,169		$3,914		$7,690	$5,332		$3,974

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2010		2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$8.94		$9.89		$15.44		$14.93	$13.94		$12.14
Income from Investment Operations:
Net investment income (a)	0.02		0.09		0.07		0.02	0.05		0.06	(b)
Net realized and unrealized gain (loss) on investments and futures contracts	0.72		(0.94)		(3.72)		1.99	2.08		1.80
Total from investment operations	0.74		(0.85)		(3.65)		2.01	2.13		1.86
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.10)		(0.07)		(0.04)	(0.07)		(0.06)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.02)		(0.10)		(1.90)		(1.50)	(1.14)		(0.06)
Increase from regulatory settlements	—	(c)	—		—		—	—		—
Net Asset Value, End of Period	$9.66		$8.94		$9.89		$15.44	$14.93		$13.94
Total return (d)	8.34	%(e)(f)	(8.35)%		(26.64)%		14.15%	16.30	%(f)	15.33	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.00	%(h)	2.04%		2.03%		1.99%	1.96%		1.98%
Interest expense	—	%(h)(i)	—	%(i)	—	%(i)	—	—	%(i)	—
Net expenses (g)	2.00	%(h)	2.04%		2.03%		1.99%	1.96%		1.98%
Waiver/Reimbursement	0.01	%(h)	—		—		—	—	%(i)	0.01%
Net investment income (g)	0.46	%(h)	1.18%		0.55%		0.14%	0.39%		0.49%
Portfolio turnover rate	33	%(e)	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$2,079		$2,020		$2,801		$5,650	$1,801		$453

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2010		2009		2008		2007 (a)	2006		2005
Net Asset Value, Beginning of Period	$9.52		$10.53		$16.33		$15.70	$14.60		$12.72
Income from Investment Operations:
Net investment income (b)	0.06		0.15		0.16		0.15	0.17		0.17	(c)
Net realized and unrealized gain (loss) on investments and futures contracts	0.78		(1.00)		(3.97)		2.09	2.18		1.86
Total from investment operations	0.84		(0.85)		(3.81)		2.24	2.35		2.03
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.16)		(0.16)		(0.15)	(0.18)		(0.15)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.06)		(0.16)		(1.99)		(1.61)	(1.25)		(0.15)
Increase from regulatory settlements	—	(d)	—		—		—	—		—
Net Asset Value, End of Period	$10.30		$9.52		$10.53		$16.33	$15.70		$14.60
Total return (e)	8.83	%(f)(g)	(7.77)%		(26.18)%		15.01%	17.13	%(g)	16.06	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.30	%(i)	1.34%		1.33%		1.29%	1.26%		1.28%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	—	%(j)	—
Net expenses (h)	1.30	%(i)	1.34%		1.33%		1.29%	1.26%		1.28%
Waiver/Reimbursement	0.01	%(i)	—		—		—	—	%(j)	0.01%
Net investment income (h)	1.15	%(i)	1.84%		1.27%		0.91%	1.15%		1.22%
Portfolio turnover rate	33	%(f)	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$74,377		$72,555		$89,694		$140,443	$137,595		$134,792

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2010		2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$9.77		$10.80		$16.69		$16.02	$14.87		$12.95
Income from Investment Operations:
Net investment income (a)	0.07		0.17		0.21		0.20	0.22		0.21	(b)
Net realized and unrealized gain (loss) on investments and futures contracts	0.80		(1.02)		(4.07)		2.13	2.22		1.91
Total from investment operations	0.87		(0.85)		(3.86)		2.33	2.44		2.12
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.18)		(0.20)		(0.20)	(0.22)		(0.20)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.07)		(0.18)		(2.03)		(1.66)	(1.29)		(0.20)
Increase from regulatory settlements	—	(c)	—		—		—	—		—
Net Asset Value, End of Period	$10.57		$9.77		$10.80		$16.69	$16.02		$14.87
Total return (d)	8.97	%(e)(f)	(7.49)%		(25.92)%		15.29%	17.50	%(f)	16.43	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.00	%(h)	1.04%		1.03%		0.99%	0.96%		0.98%
Interest expense	—	%(h)(i)	—	%(i)	—	%(i)	—	—	%(i)	—
Net expenses (g)	1.00	%(h)	1.04%		1.03%		0.99%	0.96%		0.98%
Waiver/Reimbursement	0.01	%(h)	—		—		—	—	%(i)	0.01%
Net investment income (g)	1.45	%(h)	2.13%		1.58%		1.20%	1.45%		1.53%
Portfolio turnover rate	33	%(e)	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$188,663		$218,691		$222,212		$341,612	$285,941		$283,187

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2010		2009 (a)		2008		2007		2006		2005 (b)
Net Asset Value, Beginning of Period	$11.76		$11.89		$15.51		$14.03		$13.59		$12.01
Income from Investment Operations:
Net investment income (c)	0.01		0.08		0.07		0.05		—	(d)	0.07	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	1.32		(0.14)		(2.17)		2.60		1.21		1.93
Total from investment operations	1.33		(0.06)		(2.10)		2.65		1.21		2.00
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.07)		(0.05)		—		(0.01)		(0.07)
From net realized gains	—		—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	(0.06)		(0.07)		(1.52)		(1.17)		(0.77)		(0.42)
Increase from regulatory settlements	—		—	(d)	—		—		—		—
Net Asset Value, End of Period	$13.03		$11.76		$11.89		$15.51		$14.03		$13.59
Total return (f)(g)	11.34	%(h)	(0.28)%		(15.35)%		19.82%		9.24%		16.98%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.19	%(i)(j)	1.17	%(i)	1.14	%(k)	1.14	%(i)	1.14	%(i)	1.14	%(i)
Interest expense	—		—	%(l)	—	%(l)	—		—		—
Net expenses	1.19	%(i)(j)	1.17	%(i)	1.14	%(k)	1.14	%(i)	1.14	%(i)	1.24	%(i)
Waiver/Reimbursement	0.03	%(j)	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income	0.20	%(i)(j)	0.77	%(i)	0.53	%(k)	0.32	%(i)	—	%(i)(l)	0.59	%(i)
Portfolio turnover rate	28	%(h)	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$66,115		$27,742		$11,187		$12,054		$10,578		$10,393

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2010		2009 (a)		2008		2007		2006		2005 (b)
Net Asset Value, Beginning of Period	$11.02		$11.14		$14.67		$13.42		$13.12		$11.68
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		0.01		(0.03)		(0.06)		(0.10)		(0.04	)(d)
Net realized and unrealized gain (loss) on investments and foreign currency	1.23		(0.13)		(2.03)		2.48		1.16		1.88
Total from investment operations	1.20		(0.12)		(2.06)		2.42		1.06		1.84
Less Distributions to Shareholders:
From net investment income	—		—		—		—		—		(0.05)
From net realized gains	—		—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	—		—		(1.47)		(1.17)		(0.76)		(0.40)
Increase from regulatory settlements	—		—	(e)	—		—		—		—
Net Asset Value, End of Period	$12.22		$11.02		$11.14		$14.67		$13.42		$13.12
Total return (f)(g)	10.89	%(h)	(1.08)%		(15.96)%		18.94%		8.40%		16.02%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.94	%(i)(j)	1.92	%(i)	1.89	%(k)	1.89	%(i)	1.89	%(i)	1.99	%(i)
Interest expense	—		—	%(l)	—	%(l)	—		—		—
Net expenses	1.94	%(i)(j)	1.92	%(i)	1.89	%(k)	1.89	%(i)	1.89	%(i)	1.99	%(i)
Waiver/Reimbursement	0.03	%(j)	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income (loss)	(0.54	)%(i)(j)	0.12	%(i)	(0.22	)%(k)	(0.44	)%(i)	(0.75	)%(i)	(0.31	)%(i)
Portfolio turnover rate	28	%(h)	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$4,379		$3,428		$3,629		$4,796		$5,637		$6,628

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2010		2009 (a)		2008		2007		2006		2005 (b)
Net Asset Value, Beginning of Period	$11.03		$11.15		$14.68		$13.43		$13.13		$11.68
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		0.01		(0.03)		(0.06)		(0.10)		(0.03	)(d)
Net realized and unrealized gain (loss) on investments and foreign currency	1.24		(0.13)		(2.03)		2.48		1.16		1.88
Total from investment operations	1.21		(0.12)		(2.06)		2.42		1.06		1.85
Less Distributions to Shareholders:
From net investment income	—		—		—		—		—		(0.05)
From net realized gains	—		—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	—		—		(1.47)		(1.17)		(0.76)		(0.40)
Increase from regulatory settlements	—		—	(e)	—		—		—		—
Net Asset Value, End of Period	$12.24		$11.03		$11.15		$14.68		$13.43		$13.13
Total return (f)(g)	10.97	%(h)	(1.08)%		(15.95)%		18.93%		8.40%		16.10%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.94	%(i)(j)	1.92	%(i)	1.89	%(k)	1.89	%(i)	1.89	%(i)	1.99	%(i)
Interest expense	—		—	%(l)	—	%(l)	—		—		—
Net expenses	1.94	%(i)(j)	1.92	%(i)	1.89	%(k)	1.89	%(i)	1.89	%(i)	1.99	%(i)
Waiver/Reimbursement	0.03	%(j)	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income (loss)	(0.54	)%(i)(j)	0.03	%(i)	(0.21	)%(k)	(0.41	)%(i)	(0.75	)%(i)	(0.25	)%(i)
Portfolio turnover rate	28	%(h)	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$14,493		$7,094		$1,718		$1,428		$906		$605

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2010		2009 (a)		2008		2007 (b)		2006		2005 (c)
Net Asset Value, Beginning of Period	$11.67		$11.80		$15.40		$13.95		$13.52		$11.95
Income from Investment Operations:
Net investment income (loss) (d)	0.01		0.08		0.06		0.04		(0.01)		0.07	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	1.31		(0.14)		(2.15)		2.58		1.21		1.92
Total from investment operations	1.32		(0.06)		(2.09)		2.62		1.20		1.99
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.07)		(0.04)		—	(f)	(0.01)		(0.07)
From net realized gains	—		—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	(0.05)		(0.07)		(1.51)		(1.17)		(0.77)		(0.42)
Increase from regulatory settlements	—		—	(f)	—		—		—		—
Net Asset Value, End of Period	$12.94		$11.67		$11.80		$15.40		$13.95		$13.52
Total return (g)(h)	11.38	%(i)	(0.35)%		(15.37)%		19.70%		9.16%		16.97%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.24	%(j)(k)	1.22	%(j)	1.19	%(l)	1.19	%(j)	1.19	%(j)	1.29	%(j)
Interest expense	—		—	%(m)	—	%(m)	—		—		—
Net expenses	1.24	%(j)(k)	1.22	%(j)	1.19	%(l)	1.19	%(j)	1.19	%(j)	1.29	%(j)
Waiver/Reimbursement	0.03	%(k)	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income (loss)	0.17	%(j)(k)	0.81	%(j)	0.48	%(l)	0.27	%(j)	(0.05	)%(j)	0.57	%(j)
Portfolio turnover rate	28	%(i)	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$123,129		$117,161		$132,272		$177,345		$168,506		$180,345

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On August 8, 2007, Class G shares were converted to Class T shares.

(c)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  The benefits derived from expense reductions had an impact of 0.01%.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2010		2009 (a)		2008		2007		2006		2005 (b)
Net Asset Value, Beginning of Period	$11.83		$11.97		$15.60		$14.10		$13.66		$12.05
Income from Investment Operations:
Net investment income (c)	0.03		0.11		0.11		0.08		0.03		0.09	(d)
Net realized and unrealized gain (loss) on investments and foreign currency	1.31		(0.15)		(2.18)		2.62		1.21		1.95
Total from investment operations	1.34		(0.04)		(2.07)		2.70		1.24		2.04
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.10)		(0.09)		(0.03)		(0.04)		(0.08)
From net realized gains	—		—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	(0.08)		(0.10)		(1.56)		(1.20)		(0.80)		(0.43)
Increase from regulatory settlements	—		—	(e)	—		—		—		—
Net Asset Value, End of Period	$13.09		$11.83		$11.97		$15.60		$14.10		$13.66
Total return (f)(g)	11.42	%(h)	(0.01)%		(15.11)%		20.13%		9.45%		17.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.94	%(i)(j)	0.92	%(i)	0.89	%(k)	0.89	%(i)	0.89	%(i)	0.99	%(i)
Interest expense	—		—	%(l)	—	%(l)	—		—		—
Net expenses	0.94	%(i)(j)	0.92	%(i)	0.89	%(k)	0.89	%(i)	0.89	%(i)	0.99	%(i)
Waiver/Reimbursement	0.03	%(j)	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income	0.46	%(i)(j)	1.09	%(i)	0.77	%(k)	0.57	%(i)	0.25	%(i)	0.67	%(i)
Portfolio turnover rate	28	%(h)	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$330,143		$247,974		$173,479		$245,529		$256,039		$310,472

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2010		2009	2008	2007	2006		2005 (a)
Net Asset Value, Beginning of Period	$11.58		$14.14	$20.01	$19.72	$19.32		$17.54
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		(0.02)	(0.09)	0.04 (c)	(0.06)		(0.06)
Net realized and unrealized gain (loss) on investments	1.50		(1.39)	(2.11)	2.46	1.91		2.91
Total from investment operations	1.49		(1.41)	(2.20)	2.50	1.85		2.85
Less Distributions to Shareholders:
From net investment income	—		—	(0.03)	—	—		—
From net realized gains	—		(1.15)	(3.64)	(2.21)	(1.45)		(1.07)
Total distributions to shareholders	—		(1.15)	(3.67)	(2.21)	(1.45)		(1.07)
Increase from regulatory settlements	—		— (d)	—	—	—		—
Net Asset Value, End of Period	$13.07		$11.58	$14.14	$20.01	$19.72		$19.32
Total return (e)	12.87	%(f)	(7.41)%	(12.86)%	13.30%	10.08	%(g)	16.69	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.30	%(i)	1.33%	1.25%	1.21%	1.16%		1.13%
Interest expense	—		—	—	—	—	%(j)	—
Net expenses (h)	1.30	%(i)	1.33%	1.25%	1.21%	1.16%		1.13%
Waiver/Reimbursement	—		—	—	—	—	%(j)	—	%(j)
Net investment income (loss) (h)	(0.16	)%(i)	(0.28)%	(0.56)%	0.22%	(0.30)%		(0.31)%
Portfolio turnover rate	11	%(f)	11%	25%	44%	14%		16%
Net assets, end of period (000s)	$105,346		$81,474	$115,246	$176,504	$190,390		$211,527

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2010		2009	2008	2007		2006		2005 (a)
Net Asset Value, Beginning of Period	$10.42		$12.97	$18.75	$18.73		$18.56		$16.89
Income from Investment Operations:
Net investment loss (b)	(0.05)		(0.09)	(0.19)	(0.10	)(c)	(0.19)		(0.19)
Net realized and unrealized gain (loss) on investments	1.35		(1.31)	(1.95)	2.33		1.81		2.81
Total from investment operations	1.30		(1.40)	(2.14)	2.23		1.62		2.62
Less Distributions to Shareholders:
From net realized gains	—		(1.15)	(3.64)	(2.21)		(1.45)		(0.95)
Increase from regulatory settlements	—		— (d)	—	—		—		—
Net Asset Value, End of Period	$11.72		$10.42	$12.97	$18.75		$18.73		$18.56
Total return (e)	12.48	%(f)	(8.08)%	(13.53)%	12.49%		9.17	%(g)	15.87	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.05	%(i)	2.08%	2.00%	1.96%		1.91%		1.88%
Interest expense	—		—	—	—		—	%(j)	—
Net expenses (h)	2.05	%(i)	2.08%	2.00%	1.96%		1.91%		1.88%
Waiver/Reimbursement	—		—	—	—		—	%(j)	—	%(j)
Net investment loss (h)	(0.92	)%(i)	(1.03)%	(1.31)%	(0.53)%		(1.05)%		(1.06)%
Portfolio turnover rate	11	%(f)	11%	25%	44%		14%		16%
Net assets, end of period (000s)	$17,426		$17,317	$23,085	$35.918		$39,109		$42,439

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2010		2009	2008	2007		2006		2005 (a)
Net Asset Value, Beginning of Period	$10.43		$12.99	$18.76	$18.75		$18.57		$16.91
Income from Investment Operations:
Net investment loss (b)	(0.05)		(0.09)	(0.19)	(0.10	)(c)	(0.19)		(0.19)
Net realized and unrealized gain (loss) on investments	1.35		(1.32)	(1.94)	2.32		1.82		2.80
Total from investment operations	1.30		(1.41)	(2.13)	2.22		1.63		2.61
Less Distributions to Shareholders:
From net realized gains	—		(1.15)	(3.64)	(2.21)		(1.45)		(0.95)
Increase from regulatory settlements	—		— (d)	—	—		—		—
Net Asset Value, End of Period	$11.73		$10.43	$12.99	$18.76		$18.75		$18.57
Total return (e)	12.46	%(f)	(8.15)%	(13.46)%	12.41%		9.23	%(g)	15.79	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.05	%(i)	2.08%	2.00%	1.96%		1.91%		1.88%
Interest expense	—		—	—	—		—	%(j)	—
Net expenses (h)	2.05	%(i)	2.08%	2.00%	1.96%		1.91%		1.88%
Waiver/Reimbursement	—		—	—	—		—	%(j)	—	%(j)
Net investment loss (h)	(0.92	)%(i)	(1.03)%	(1.29)%	(0.53)%		(1.05)%		(1.06)%
Portfolio turnover rate	11	%(f)	11%	25%	44%		14%		16%
Net assets, end of period (000s)	$19,843		$18,461	$24,756	$42,312		$46.241		$56,163

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2010		2009	2008	2007 (a)	2006		2005 (b)
Net Asset Value, Beginning of Period	$11.39		$13.94	$19.78	$19.53	$19.15		$17.40
Income from Investment Operations:
Net investment income (loss) (c)	(0.01)		(0.03)	(0.10)	0.03 (d)	(0.07)		(0.07)
Net realized and unrealized gain (loss) on investments	1.47		(1.37)	(2.08)	2.43	1.90		2.88
Total from investment operations	1.46		(1.40)	(2.18)	2.46	1.83		2.81
Less Distributions to Shareholders:
From net investment income	—		—	(0.02)	—	—		—
From net realized gains	—		(1.15)	(3.64)	(2.21)	(1.45)		(1.06)
Total distributions to shareholders	—		(1.15)	(3.66)	(2.21)	(1.45)		(1.06)
Increase from regulatory settlements	—		— (e)	—	—	—		—
Net Asset Value, End of Period	$12.85		$11.39	$13.94	$19.78	$19.53		$19.15
Total return (f)	12.82	%(g)	(7.45)%	(12.90)%	13.22%	10.04	%(h)	16.58	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.35	%(j)	1.38%	1.30%	1.26%	1.21%		1.18%
Interest expense	—		—	—	—	—	%(k)	—
Net expenses (i)	1.35	%(j)	1.38%	1.30%	1.26%	1.21%		1.18%
Waiver/Reimbursement	—		—	—	—	—	%(k)	—	%(k)
Net investment income (loss) (i)	(0.22	)%(j)	(0.34)%	(0.63)%	0.17%	(0.35)%		(0.36)%
Portfolio turnover rate	11	%(g)	11%	25%	44%	14%		16%
Net assets, end of period (000s)	$78,439		$74,722	$98,299	$136,381	$135,538		$150,042

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2010		2009	2008	2007	2006		2005 (a)
Net Asset Value, Beginning of Period	$11.87		$14.42	$20.33	$19.96	$19.54		$17.73
Income from Investment Operations:
Net investment income (loss) (b)	0.01		— (c)	(0.04)	0.09 (d)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	1.53		(1.40)	(2.15)	2.49	1.93		2.94
Total from investment operations	1.54		(1.40)	(2.19)	2.58	1.92		2.93
Less Distributions to Shareholders:
From net investment income	—		—	(0.08)	—	—		—
From net realized gains	—		(1.15)	(3.64)	(2.21)	(1.50)		(1.12)
Total distributions to shareholders	—		(1.15)	(3.72)	(2.21)	(1.50)		(1.12)
Increase from regulatory settlements	—		— (c)	—	—	—		—
Net Asset Value, End of Period	$13.41		$11.87	$14.42	$20.33	$19.96		$19.54
Total return (e)	12.97	%(f)	(7.18)%	(12.60)%	13.56%	10.32	%(g)	16.96	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.05	%(i)	1.08%	1.00%	0.96%	0.91%		0.88%
Interest expense	—		—	—	—	—	%(j)	—
Net expenses (h)	1.05	%(i)	1.08%	1.00%	0.96%	0.91%		0.88%
Waiver/Reimbursement	—		—	—	—	—	%(j)	—	%(j)
Net investment income (loss) (h)	0.09	%(i)	(0.04)%	(0.27)%	0.46%	(0.05)%		(0.06)%
Portfolio turnover rate	11	%(f)	11%	25%	44%	14%		16%
Net assets, end of period (000s)	$400,679		$353,117	$413,763	$834,537	$929,791		$1,058,362

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds
March 31, 2010 (Unaudited)

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following diversified series of the Trust (each, a "Fund" and collectively, the "Funds"):

Columbia Asset Allocation Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Contrarian Core Fund

Columbia Small Cap Core Fund

Investment Objectives

Columbia Asset Allocation Fund seeks total return, consisting of current income and long-term capital appreciation. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund each seek long-term capital appreciation. Columbia Disciplined Value Fund seeks total return, consisting primarily of long-term capital appreciation and secondarily of current income. Columbia Contrarian Core Fund seeks total return, consisting of long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers the following classes of shares: Class A, Class B, Class C, Class T and Class Z. Columbia Large Cap Growth Fund also offers Class E, Class F and Class Y shares. Each share class has its own expense structure and sales charges, as applicable. Columbia Large Cap Growth Fund's Class E and Class F shares are closed to new investors and new accounts. The Funds no longer accept investments from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of each Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A, Class E and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating between $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within one year after purchase. Class B and Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B and Class F shares will generally convert to Class A and Class E shares, respectively, eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Stock Funds, March 31, 2010 (Unaudited) (continued)

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to

Stock Funds, March 31, 2010 (Unaudited) (continued)

measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivatives

The Funds may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Stock Funds, March 31, 2010 (Unaudited) (continued)

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income for Columbia Asset Allocation Fund and Columbia Disciplined Value Fund, if any, are declared and paid quarterly. Distributions from net investment income for Columbia Large Cap Growth Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually for all Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2009 was as follows:

	Ordinary Income*	Long-term Capital Gains
Columbia Asset Allocation Fund	$4,673,335	$—
Columbia Large Cap Growth Fund	3,097,329	—
Columbia Disciplined Value Fund	5,792,142	—
Contrarian Core Fund	2,862,875	—
Columbia Small Cap Core Fund	—	51,429,836

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Stock Funds, March 31, 2010 (Unaudited) (continued)

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Asset Allocation Fund	$28,505,682	$(3,071,903)	$25,433,779
Columbia Large Cap Growth Fund	279,631,771	(6,466,380)	273,165,391
Columbia Disciplined Value Fund	60,887,147	(8,461,089)	52,426,058
Columbia Contrarian Core Fund	119,158,438	(5,423,948)	113,734,490
Columbia Small Cap Core Fund	151,944,637	(97,550,623)	54,394,014

The following capital loss carryforwards, determined as of September 30, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010	2011	2017	Total
Columbia Asset Allocation Fund	$—	$—	$15,394,963	$15,394,963
Columbia Large Cap Growth Fund	92,626,019	5,529,590	101,274,621	199,430,230
Columbia Disciplined Value Fund	—	—	57,648,687	57,648,687
Columbia Contrarian Core Fund	1,963,275	—	13,558,761	15,522,036
Columbia Small Cap Core Fund	—	—	6,883,381	6,883,381

Of the capital loss carryforwards attributable to Columbia Contrarian Core Fund, $1,963,275 (expiring September 30, 2010) remains from the Columbia Large Cap Core Fund merger with Columbia Contrarian Core Fund.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $43,705,919 (expiring September 30, 2010) remain from the merger with Columbia Growth Fund. The availability of a portion of the remaining capital loss carryforwards from the Columbia Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $12,700,626 (expiring September 30, 2010) remain from the merger with Columbia Tax Managed Growth Fund. The availability of a portion of the remaining capital loss carryforwards from the Columbia Tax Managed Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $41,749,064 ($36,219,474 expiring September 30, 2010, and $5,529,590 expiring September 30, 2011) remain from the merger with Columbia Growth Stock Fund. The availability of a portion of the remaining capital loss carryforwards from the Columbia Growth Stock Fund may be limited in a given year.

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total

Stock Funds, March 31, 2010 (Unaudited) (continued)

amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Asset Allocation Fund	0.650%	0.650%	0.600%	0.550%	0.500%	0.500%	0.480%	0.460%
Columbia Large Cap Growth Fund	0.700%	0.575%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Columbia Disciplined Value Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Contrarian Core Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Small Cap Core Fund	0.750%	0.750%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%

For the six month period ended March 31, 2010, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Annualized Effective Fee Rate
Columbia Asset Allocation Fund	0.65%
Columbia Large Cap Growth Fund	0.52%
Columbia Disciplined Value Fund	0.70%
Columbia Contrarian Core Fund	0.70%
Columbia Small Cap Core Fund	0.74%

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the "Closing").

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Funds upon the Closing. On March 3, 2010, the Funds' shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon

Stock Funds, March 31, 2010 (Unaudited) (continued)

the closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Funds. Columbia receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. Columbia receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.050% of the Fund's average daily net assets.

The New Advisor will become the administrator of the Funds under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Funds pay monthly fees to the Transfer Agent for its services. All share classes with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

The Class Y shares of Columbia Large Cap Growth Fund pay a monthly service fee based on the following:

(i)  Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts

Stock Funds, March 31, 2010 (Unaudited) (continued)

the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Funds upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the six month period ended March 31, 2010, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the six month period ended March 31, 2010, the Distributor has retained net underwriting discounts and received net CDSC fees as follows:

	Front-End Sales Charge			CDSC
	Class A	Class E	Class T	Class A	Class B	Class C
Columbia Asset Allocation Fund	$2,443	$—	$1,197	$—	$1,592	$10
Columbia Large Cap Growth Fund	6,154	71	2,557	403	12,426	1,024
Columbia Disciplined Value Fund	909	—	570	—	830	255
Columbia Contrarian Core Fund	19,004	—	1,035	4	1,943	1,838
Columbia Small Cap Core Fund	9,337	—	665	—	4,435	1,045

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of monthly distribution and service fees to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.10%	0.75%	0.75%	—	—
Columbia Large Cap Growth Fund	0.10%	0.75%	0.75%	0.10%	0.75%
Columbia Disciplined Value Fund	0.10%	0.75%	0.75%	—	—
Columbia Contrarian Core Fund	0.10%	0.75%	0.75%	—	—
Columbia Small Cap Core Fund	0.10%	0.75%	0.75%	—	—

Stock Funds, March 31, 2010 (Unaudited) (continued)

	Service Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.25%	0.25%	0.25%	—	—
Columbia Large Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Columbia Disciplined Value Fund	0.25%	0.25%	0.25%	—	—
Columbia Contrarian Core Fund	0.25%	0.25%	0.25%	—	—
Columbia Small Cap Core Fund	0.25%	0.25%	0.25%	—	—

The Funds may pay distribution and service (Rule 12b-1) fees at the maximum annual rate of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the six month period ended March 31, 2010, the distribution and service fees were 0.00% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Funds have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by service organizations. The Funds may pay shareholder services fees of up to 0.25% of each Fund's average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of each Fund's average daily net assets attributable to Class T shares for administrative support services, provided, however, that the aggregate fee shall not exceed 0.30% of each Fund's average daily net assets attributable to Class T shares. For the six month period ended March 31, 2010, the shareholder services fee was 0.30% of each Fund's average daily net assets attributable to Class T shares.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Funds' expenses so that the Funds' ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Asset Allocation Fund	0.95%
Columbia Large Cap Growth Fund	1.00%
Columbia Disciplined Value Fund	1.00%
Columbia Contrarian Core Fund	0.94%
Columbia Small Cap Core Fund	1.10%

Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Stock Funds, March 31, 2010 (Unaudited) (continued)

Other Related Party Transactions

In connection with the purchase and sale of their securities during the period, the Funds used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the six month period ended March 31, 2010 were as follows:

Amount
Columbia Asset Allocation Fund	$314
Columbia Contrarian Core Fund	5,007
Columbia Small Cap Core Fund	2,576

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the six month period ended March 31, 2010, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Asset Allocation Fund	$6
Columbia Disciplined Value Fund	3
Columbia Contrarian Core Fund	12
Columbia Small Cap Core Fund	6

Note 6. Objectives and Strategies for Investing in Derivative Instruments

Columbia Asset Allocation Fund and Columbia Disciplined Value Fund use derivatives instruments including futures contracts, options and forward contracts in order to meet their investment objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, each Fund may not achieve its investment objectives.

In pursuit of the Funds' investment objectives, the Funds are exposed to the following market risks:

Equity Risk

Equity risk relates to changes in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk

Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk

Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about each derivative type held by the Funds:

Forward Foreign Currency Exchange Contracts—Columbia Asset Allocation Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another. The Fund used forward contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies in its benchmarks and/or to recover an underweight country exposure in its portfolio.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and

Stock Funds, March 31, 2010 (Unaudited) (continued)

sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to the risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six month period ended March 31, 2010, Columbia Asset Allocation Fund entered into 209 forward foreign currency exchange contracts.

Futures Contracts—Columbia Asset Allocation Fund and Columbia Disciplined Value Fund entered into stock index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Columbia Asset Allocation Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, a Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the six month period ended March 31, 2010, Columbia Asset Allocation Fund entered into 86 futures contracts and Columbia Disciplined Value Fund entered into 25 futures contracts.

Options—Columbia Asset Allocation Fund had written covered call and purchased put options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call and purchased put options become more profitable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for

Stock Funds, March 31, 2010 (Unaudited) (continued)

purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended March 31, 2010, Columbia Asset Allocation Fund entered into 28 written options contracts.

The following table is a summary of the value of the Funds' derivative instruments as of March 31, 2010:

		Statement of Assets and Liabilities
		Fair Value of Derivative Instruments
		Assets			Liabilities
Funds	Risk Exposure	Futures Variation Margin*	Purchased Options	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Futures Variation Margin*	Written Options	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
Columbia Asset	Equity,
Allocation Fund	Interest
	Rate and
	Foreign
	Exchange
	Rate	$—	$—	$33,436	$(19,328)	$(541)	$(33,021)
Columbia Disciplined Value Fund	Equity	—	—	—	(27,355)	—	—

* Includes only current day's variation margin.

The effect of derivative instruments on the Statements of Operations for the six month period ended March 31, 2010:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Funds	Risk Exposure	Futures Contracts	Written Options	Realized Loss on Forward Foreign Currency Exchange Contracts	Futures Contracts	Written Options	Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts
Columbia Asset	Equity,
Allocation Fund	Interest
	Rate and
	Foreign
	Exchange
	Rate	$537,851	$7,661	$(28,915)	$60,182	$40	$(86,097)
Columbia Disciplined Value Fund	Equity	517,875	—	—	(31,511)	—	—

Stock Funds, March 31, 2010 (Unaudited) (continued)

Note 7. Portfolio Information

For the six month period ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Asset Allocation Fund	$23,978,809	$26,312,249	$80,944,551	$86,698,971
Columbia Large Cap Growth Fund	—	—	785,307,830	901,879,126
Columbia Disciplined Value Fund	—	—	91,006,908	145,544,527
Columbia Contrarian Core Fund	—	—	215,796,404	126,346,753
Columbia Small Cap Core Fund	—	—	67,439,442	58,412,364

Note 8. Regulatory Settlements

During the six months ended March 31, 2010, Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund and Columbia Disciplined Value Fund received payments totaling $39, $14,273 and $4, respectively, relating to certain regulatory settlements that the Funds had participated in during the period. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

Note 9. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2010, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

Fund	Average Daily Loan Balance Outstanding on Days Were Borrowing Existed	Weighted Average Interest Rate
Columbia Large Cap Growth Fund	$4,434,615	1.437%
Columbia Disciplined Value Fund	$3,400,000	1.424%

Note 10. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the

Stock Funds, March 31, 2010 (Unaudited) (continued)

collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

For the six months ended March 31, 2010, the Funds did not participate in the securities lending program.

Note 11. Shares of Beneficial Interest

As of March 31, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Asset Allocation Fund	13.0
Columbia Large Cap Growth Fund	30.0
Columbia Disciplined Value Fund	54.6
Columbia Contrarian Core Fund	25.5
Columbia Small Cap Core Fund	38.1

As of March 31, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Disciplined Value Fund	1	10.0
Columbia Contrarian Core Fund	1	10.3
Columbia Small Cap Core Fund	1	9.4

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 12. Significant Risks and Contingencies

Sector Focus Risk

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

High Yield Securities Risk

Columbia Asset Allocation Fund invests in high-yield securities. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk

Columbia Asset Allocation Fund invests in asset-backed securities. The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the

Stock Funds, March 31, 2010 (Unaudited) (continued)

market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have

Stock Funds, March 31, 2010 (Unaudited) (continued)

made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 13. Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the six months ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Funds' management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would

Stock Funds, March 31, 2010 (Unaudited) (continued)

require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Funds and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Funds and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Funds and changed its name to Columbia Management Investment Distributors, Inc.

Board Consideration and Approval of Advisory Agreements

Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (i) Columbia's financial results and financial condition, (ii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (iv) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (v) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement") and reviews materials relating to the funds' relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the "New Agreements") for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) ("RiverSource") at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by

Ameriprise Financial, Inc. ("Ameriprise"), the parent company of RiverSource Investments, LLC (the "Transaction").

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource's compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource's investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered

RiverSource's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds' Chief Compliance Officer regarding RiverSource's compliance program. The Trustees also discussed RiverSource's compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource's representation that the funds' Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource's ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource's ability to coordinate the activities of each fund's other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for the purposes of expense comparisons. Specifically, Columbia Asset Allocation Fund's total expenses were in the fourth quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile); Columbia Large Cap Growth Fund's total expenses and actual management fees were in the first quintile; Columbia Disciplined Value Fund's total expenses and actual management fees were in the fourth quintile; Columbia Contrarian Core Fund's total expenses and actual management fees were in the third quintile; and Columbia Small Cap Core Fund's total expenses and actual management fees were in the second quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource's projected annual net expense synergies (reductions in the cost of providing services to the funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through April 30, 2009 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, Columbia Asset Allocation Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the fourth quintile for the ten-year period; Columbia Large Cap Growth Fund's performance was in the fourth quintile for the one-year period and in the third quintile for the three-, five- and ten-year periods; Columbia Disciplined Value Fund's performance was in the third quintile for the one-year period, in the fourth quintile for the three-year period and in the second quintile for the five- and ten-year periods; Columbia Contrarian Core Fund's performance was in the second quintile for the one-and ten-year periods, and in the first quintile for the three- and five-year periods; and Columbia Small Cap Core Fund's performance was in the second quintile for the one-, three- and ten-year periods, and in the third quintile for the five-year period.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the Fee Consultant, which included information about and analysis of the funds' fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)  the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource's compliance system by the funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)  the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each fund would not change;

(ix)  that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)  that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of RiverSource's management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource's undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund's expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and RiverSource's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource's affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds' distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds' securities transactions, and reviewed information about RiverSource's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource's profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,
Steven E. Asher

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

Proxy Voting Results

Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Asset Allocation Fund	117,303,227	7,626,208	5,376,045	20,337,535
Columbia Large Cap Growth Fund	864,533,101	30,984,318	23,239,588	111,972,270
Columbia Disciplined Value Fund	218,351,185	2,153,444	2,661,523	17,534,697
Columbia Contrarian Core Fund	296,548,716	6,382,231	6,483,346	59,569,594
Columbia Small Cap Core Fund	360,302,219	4,668,156	4,322,786	71,018,154

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Asset Allocation Fund	113,101,948	11,598,134	5,605,423	20,337,510
Columbia Large Cap Growth Fund	846,899,665	49,405,160	22,452,062	111,972,391
Columbia Disciplined Value Fund	216,352,427	4,148,222	2,665,463	17,534,737
Columbia Contrarian Core Fund	290,651,348	11,942,405	6,820,492	59,569,643
Columbia Small Cap Core Fund	317,739,848	47,220,729	4,332,442	71,018,294

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Stock Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Stock Funds

Semiannual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/44513-0310 (05/10) 10/91D417

Semiannual Report

March 31, 2010

Columbia Dividend Income Fund

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/10

+11.42% Class A shares (without sales charge)

+12.11% Russell 1000 Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■

For the six-month period that ended March 31, 2010, the fund’s Class A shares returned 11.42% without sales charge. The fund underperformed its benchmark, the Russell 1000 Index[1], which returned 12.11% for the same period. It outperformed the average return of funds in its peer group, the Lipper Equity Income Funds Classification[2], which returned 10.73%. The fund’s dividend distributions increased by 6.2% over this period, versus a decline for dividends in the S&P 500 Index[3] .

■

Industrials were the fund’s best-performing sector over the period, with Deere, Emerson Electric and United Technologies (0.9%, 0.8% and 1.3% of net assets, respectively) leading the way. In materials, specialty steel maker Allegheny Technologies (0.7% of net assets) rose sharply in anticipation of a better economic recovery and a comeback in aerospace sales. Several energy holdings benefited from recovering oil prices. Smith International (1.0% of net assets), an oil field service company, was the fund’s strongest performer, thanks to its pending acquisition by a leading competitor. Results among consumer discretionary companies trailed the benchmark slightly. In financials, mutual fund manager T. Rowe Price Group (0.6% of net assets) enjoyed strong net sales, boosting its shares. MetLife (0.9% of net assets) saw assets under management expand, while Unum Group (0.8% of net assets), which sells insurance products in workplaces, rose on hopes of better employment trends. Utilities and telecom were the areas of greatest weakness. We continue to overweight AT&T and Verizon Communications (2.9% and 2.5% of net assets, respectively) despite their sluggish performance; both pay generous dividends and enjoy solid cash flows. Investor indifference to defensive sectors, plus possible legislative constraints on their returns, hurt utility holdings, including FPL Group and FirstEnergy (0.4% and 0.6% of net assets, respectively). JPMorgan Chase and Morgan Stanley (2.4% and 0.8% of net assets, respectively) in the financial sector and drug maker Pfizer (1.9% of net assets) also turned in subpar performances.

■

Cost-cutting has helped fuel a surprising rebound in corporate earnings, but the focus on costs has made companies hesitant to add to payrolls. Although capital expenditures are accelerating, corporations are flush with cash, leaving room for dividend increases and other moves that may benefit shareholders. Meanwhile, the U.S. economy continues to recover, aided by low interest rates and a range of government programs. However, a swollen federal deficit remains a serious threat to continued growth.

[1]	The Russell 1000 Index tracks the performance of 1000 of the largest U.S. companies, based on market capitalization.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[3]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Fund Profile (continued) – Columbia Dividend Income Fund

Portfolio Management

Scott L. Davis has co-managed the fund since November 2001 and has been associated with the advisor or its predecessors since 1985.

Richard E. Dahlberg has co-managed the fund since October 2003 and has been associated with the advisor or its predecessors since 2003.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Dividend payments are not guaranteed. The amount of a dividend payment, if any, can vary over time.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

2

Performance Information – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	16,267	15,330
Class B	15,069	15,069
Class C	15,058	15,058
Class R	16,186	n/a
Class T	16,202	15,269
Class Z	16,801	n/a

The table above shows the change in the value of a hypothetical $10,000 investment in each share class of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	1.13
Class B	1.88
Class C	1.88
Class R	1.38
Class T	1.18
Class Z	0.88

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share
as of 03/31/10 ($)
Class A	12.30
Class B	12.03
Class C	12.02
Class R	12.30
Class T	12.30
Class Z	12.30
Distributions declared per share
10/01/09 – 03/31/10 ($)
Class A	0.15
Class B	0.11
Class C	0.11
Class R	0.14
Class T	0.15
Class Z	0.17

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	T		Z
Inception	11/25/02		11/25/02		11/25/02		03/28/08	03/04/98		03/04/98
Sales charge	without	with	without	with	without	with	without	without	with	without
6–month (cumulative)	11.42	5.03	10.99	5.99	11.00	10.00	11.29	11.40	5.01	11.56
1-year	39.96	31.90	39.03	34.03	38.92	37.92	39.62	39.89	31.84	40.29
5-year	3.76	2.54	2.99	2.63	2.99	2.99	3.66	3.71	2.49	4.02
10-year	4.99	4.36	4.19	4.19	4.18	4.18	4.93	4.94	4.32	5.33

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z shares performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Strategic Equity Fund, the predecessor to the Fund and a series of the Galaxy Fund (the “Predecessor Fund”), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class R share performance information includes returns of Class A shares for the period from November 25, 2002 through March 27, 2008, and the returns of Retail A shares for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes (and, in the case of Class R shares, Class A shares) and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class B and Class C, and the returns shown for periods prior to March 28, 2008 would be lower for Class R shares.

3

Understanding Your Expenses – Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,114.20	1,019.70	5.53	5.29	1.05
Class B	1,000.00	1,000.00	1,109.90	1,015.96	9.47	9.05	1.80
Class C	1,000.00	1,000.00	1,110.00	1,015.96	9.47	9.05	1.80
Class R	1,000.00	1,000.00	1,112.90	1,018.45	6.85	6.54	1.30
Class T	1,000.00	1,000.00	1,114.00	1,019.45	5.80	5.54	1.10
Class Z	1,000.00	1,000.00	1,115.60	1,020.94	4.22	4.03	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

Common Stocks – 94.3%

	Shares	Value ($)
Consumer Discretionary – 10.1%
Hotels, Restaurants & Leisure – 1.8%
McDonald’s Corp.	592,500	39,531,600

Hotels, Restaurants & Leisure Total		39,531,600

Media – 2.6%
McGraw-Hill Companies, Inc.	360,000	12,834,000
Meredith Corp.	510,000	17,549,100
Time Warner, Inc.	865,000	27,048,550

Media Total		57,431,650

Multiline Retail – 0.5%
Nordstrom, Inc.	306,500	12,520,525

Multiline Retail Total		12,520,525

Specialty Retail – 5.2%
Foot Locker, Inc.	940,000	14,137,600
Gap, Inc.	560,000	12,941,600
Home Depot, Inc.	940,000	30,409,000
Sherwin-Williams Co.	560,000	37,900,800
Staples, Inc.	430,000	10,057,700
TJX Companies, Inc.	272,500	11,586,700

Specialty Retail Total		117,033,400

Consumer Discretionary Total		226,517,175

Consumer Staples – 12.1%
Beverages – 1.9%
Coca-Cola Co.	165,000	9,075,000
Diageo PLC, ADR	320,000	21,584,000
PepsiCo, Inc.	160,000	10,585,600

Beverages Total		41,244,600

Food & Staples Retailing – 1.2%
Wal-Mart Stores, Inc.	500,000	27,800,000

Food & Staples Retailing Total		27,800,000

Food Products – 2.7%
General Mills, Inc.	200,000	14,158,000
H.J. Heinz Co.	600,000	27,366,000
J.M. Smucker Co.	146,500	8,828,090
Kraft Foods, Inc., Class A	360,000	10,886,400

Food Products Total		61,238,490

Household Products – 2.5%
Kimberly-Clark Corp.	400,000	25,152,000
Procter & Gamble Co.	480,000	30,369,600

Household Products Total		55,521,600

	Shares	Value ($)
Personal Products – 0.5%
Avon Products, Inc.	325,000	11,007,750

Personal Products Total		11,007,750

Tobacco – 3.3%
Altria Group, Inc.	1,020,000	20,930,400
Philip Morris International, Inc.	1,015,000	52,942,400

Tobacco Total		73,872,800

Consumer Staples Total		270,685,240

Energy – 11.4%
Energy Equipment & Services – 2.0%
Smith International, Inc.	500,000	21,410,000
Transocean Ltd. (a)	260,000	22,458,800

Energy Equipment & Services Total		43,868,800

Oil, Gas & Consumable Fuels – 9.4%
Chevron Corp.	540,000	40,948,200
ConocoPhillips	285,000	14,583,450
EnCana Corp.	710,000	22,031,300
Exxon Mobil Corp.	910,000	60,951,800
Murphy Oil Corp.	166,000	9,327,540
Occidental Petroleum Corp.	245,000	20,712,300
Royal Dutch Shell PLC, ADR	740,000	42,816,400

Oil, Gas & Consumable Fuels Total		211,370,990

Energy Total		255,239,790

Financials – 14.5%
Capital Markets – 4.1%
Eaton Vance Corp.	600,000	20,124,000
Federated Investors, Inc., Class B	625,000	16,487,500
Morgan Stanley	600,000	17,574,000
Northern Trust Corp.	445,000	24,590,700
T. Rowe Price Group, Inc.	250,500	13,759,965

Capital Markets Total		92,536,165

Commercial Banks – 2.9%
PNC Financial Services Group, Inc.	310,000	18,507,000
U.S. Bancorp	782,500	20,251,100
Wells Fargo & Co.	850,000	26,452,000

Commercial Banks Total		65,210,100

Consumer Finance – 1.2%
American Express Co.	680,000	28,056,800

Consumer Finance Total		28,056,800

See Accompanying Notes to Financial Statements.

5

Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Diversified Financial Services – 2.4%
JPMorgan Chase & Co.	1,180,000	52,805,000

Diversified Financial Services Total		52,805,000

Insurance – 3.3%
Arthur J. Gallagher & Co.	622,500	15,282,375
Chubb Corp.	260,000	13,481,000
MetLife, Inc.	486,500	21,084,910
RenaissanceRe Holdings Ltd.	100,000	5,676,000
Unum Group	740,000	18,329,800

Insurance Total		73,854,085

Thrifts & Mortgage Finance – 0.6%
People’s United Financial, Inc.	810,000	12,668,400

Thrifts & Mortgage Finance Total		12,668,400

Financials Total		325,130,550

Health Care – 10.0%
Pharmaceuticals – 10.0%
Abbott Laboratories	660,000	34,768,800
Bristol-Myers Squibb Co.	1,690,000	45,123,000
Johnson & Johnson	585,000	38,142,000
Merck & Co., Inc.	1,700,000	63,495,000
Pfizer, Inc.	2,500,000	42,875,000

Pharmaceuticals Total		224,403,800

Health Care Total		224,403,800

Industrials – 10.2%
Aerospace & Defense – 3.9%
Honeywell International, Inc.	645,000	29,199,150
Raytheon Co.	525,000	29,988,000
United Technologies Corp.	395,000	29,075,950

Aerospace & Defense Total		88,263,100

Commercial Services & Supplies – 0.9%
Waste Management, Inc.	582,500	20,055,475

Commercial Services & Supplies Total		20,055,475

Electrical Equipment – 0.8%
Emerson Electric Co.	360,000	18,122,400

Electrical Equipment Total		18,122,400

Industrial Conglomerates – 1.4%
General Electric Co.	1,715,000	31,213,000

Industrial Conglomerates Total		31,213,000

	Shares	Value ($)
Machinery – 2.5%
Deere & Co.	322,500	19,175,850
Dover Corp.	391,500	18,302,625
Parker Hannifin Corp.	275,000	17,803,500

Machinery Total		55,281,975

Road & Rail – 0.7%
Norfolk Southern Corp.	292,500	16,347,825

Road & Rail Total		16,347,825

Industrials Total		229,283,775

Information Technology – 10.5%
Computers & Peripherals – 3.6%
Hewlett-Packard Co.	480,000	25,512,000
International Business Machines Corp.	441,500	56,622,375

Computers & Peripherals Total		82,134,375

IT Services – 1.0%
Automatic Data Processing, Inc.	495,000	22,012,650

IT Services Total		22,012,650

Office Electronics – 0.6%
Canon, Inc., ADR	290,000	13,400,900

Office Electronics Total		13,400,900

Semiconductors & Semiconductor Equipment – 3.0%
Intel Corp.	2,065,000	45,966,900
Linear Technology Corp.	190,000	5,373,200
Texas Instruments, Inc.	630,000	15,416,100

Semiconductors & Semiconductor Equipment Total		66,756,200

Software – 2.3%
Microsoft Corp.	1,750,000	51,222,500

Software Total		51,222,500

Information Technology Total		235,526,625

Materials – 4.7%
Chemicals – 1.6%
E.I. Du Pont de Nemours & Co.	340,000	12,661,600
International Flavors & Fragrances, Inc.	280,000	13,347,600
RPM International, Inc.	420,000	8,962,800

Chemicals Total		34,972,000

See Accompanying Notes to Financial Statements.

6

Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Containers & Packaging – 0.6%
Sonoco Products Co.	465,000	14,317,350

Containers & Packaging Total		14,317,350

Metals & Mining – 2.5%
Allegheny Technologies, Inc.	307,500	16,601,925
BHP Billiton Ltd., ADR	195,000	15,662,400
Nucor Corp.	500,000	22,690,000

Metals & Mining Total		54,954,325

Materials Total		104,243,675

Telecommunication Services – 5.8%
Diversified Telecommunication Services – 5.8%
AT&T, Inc.	2,540,000	65,633,600
Verizon Communications, Inc.	1,840,000	57,076,800
Windstream Corp.	540,000	5,880,600

Diversified Telecommunication Services Total		128,591,000

Telecommunication Services Total		128,591,000

Utilities – 5.0%
Electric Utilities – 2.6%
American Electric Power Co., Inc.	310,000	10,595,800
Entergy Corp.	85,000	6,914,750
Exelon Corp.	165,000	7,228,650
FirstEnergy Corp.	340,000	13,290,600
FPL Group, Inc.	175,000	8,457,750
PPL Corp.	450,000	12,469,500

Electric Utilities Total		58,957,050

Gas Utilities – 0.7%
National Fuel Gas Co.	310,000	15,670,500

Gas Utilities Total		15,670,500

Multi-Utilities – 1.7%
Alliant Energy Corp.	440,000	14,634,400
PG&E Corp.	260,000	11,029,200
Public Service Enterprise Group, Inc.	405,000	11,955,600

Multi-Utilities Total		37,619,200

Utilities Total		112,246,750

Total Common Stocks (cost of $1,831,749,370)		2,111,868,380

Convertible Preferred Stock – 0.5%

	Shares	Value ($)
Consumer Staples – 0.5%
Food Products – 0.5%
Archer-Daniels-Midland Co., 6.250%	280,000	11,443,600

Food Products Total		11,443,600

Consumer Staples Total		11,443,600

Total Convertible Preferred Stock (cost of $10,489,122)		11,443,600

Investment Company – 2.0%
SPDR Trust Series 1	375,000	43,871,250

Total Investment Company (cost of $42,495,502)		43,871,250

Short-Term Obligation – 1.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due on 04/01/10 at 0.000%, collateralized by U.S. Treasury obligation maturing 11/30/16, market value $44,273,756 (repurchase proceeds $43,403,000)	43,403,000	43,403,000

Total Short-Term Obligation (cost of $43,403,000)		43,403,000

Total Investments – 98.7% (cost of $1,928,136,994) (b)		2,210,586,230

Other Assets & Liabilities, Net – 1.3%		29,071,470

Net Assets – 100.0%		2,239,657,700

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $1,928,136,994.

See Accompanying Notes to Financial Statements.

7

Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,111,868,380	$—	$—	$2,111,868,380

Total Convertible Preferred Stock	11,443,600	—	—	11,443,600

Total Investment Company	43,871,250	—	—	43,871,250

Total Short-Term Obligation	—	43,403,000	—	43,403,000

Total Investments	$2,167,183,230	$43,403,000	$—	$2,210,586,230

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	14.5
Consumer Staples	12.6
Energy	11.4
Information Technology	10.5
Industrials	10.2
Consumer Discretionary	10.1
Health Care	10.0
Telecommunication Services	5.8
Utilities	5.0
Materials	4.7

94.8
Investment Company	2.0
Short-Term Obligation	1.9
Other Assets & Liabilities, Net	1.3

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities – Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

		($)
Assets	Investments, at identified cost	1,928,136,994

	Investments, at value	2,210,586,230
	Cash	579
	Receivable for:
	Fund shares sold	28,662,899
	Dividends	5,542,133
	Expense reimbursement due from investment advisor	24,644
	Trustees’ deferred compensation plan	95,122
	Prepaid expenses	38,305

	Total Assets	2,244,949,912

Liabilities	Payable for:
	Fund shares repurchased	3,619,334
	Distributions	46
	Investment advisory fee	1,140,854
	Administration fee	122,949
	Pricing and bookkeeping fees	11,715
	Transfer agent fee	33,749
	Trustees’ fees	1,011
	Custody fee	3,705
	Distribution and service fees	234,948
	Chief compliance officer expenses	195
	Trustees’ deferred compensation plan	95,122
	Other liabilities	28,584

	Total Liabilities	5,292,212

	Net Assets	2,239,657,700

Net Assets Consist of	Paid-in capital	2,146,034,200
	Undistributed net investment income	124,710
	Accumulated net realized loss	(188,950,446)
	Net unrealized appreciation on investments	282,449,236

	Net Assets	2,239,657,700

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities (continued) – Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

Class A	Net assets	$653,989,240
	Shares outstanding	53,172,219
	Net asset value per share	$12.30	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($12.30/0.9425)	$13.05	(b)

Class B	Net assets	$25,765,813
	Shares outstanding	2,141,833
	Net asset value and offering price per share	$12.03	(a)

Class C	Net assets	$75,408,640
	Shares outstanding	6,273,067
	Net asset value and offering price per share	$12.02	(a)

Class R	Net assets	$1,741,137
	Shares outstanding	141,523
	Net asset value, offering and redemption price per share	$12.30

Class T	Net assets	$84,936,851
	Shares outstanding	6,904,465
	Net asset value per share	$12.30	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($12.30/0.9425)	$13.05	(b)

Class Z	Net assets	$1,397,816,019
	Shares outstanding	113,600,813
	Net asset value, offering and redemption price per share	$12.30

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Dividend Income Fund

For the Six Months Ended March 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	34,669,048
	Interest	420,292
	Foreign taxes withheld	(234,870)

	Total Investment Income	34,854,470

Expenses	Investment advisory fee	6,120,575
	Administration fee	654,484
	Distribution fee:
	Class B	100,908
	Class C	225,262
	Class R	2,882
	Service fee:
	Class A	702,438
	Class B	33,636
	Class C	75,087
	Shareholder services fee – Class T	118,129
	Transfer agent fee	660,290
	Pricing and bookkeeping fees	70,558
	Trustees’ fees	38,561
	Custody fee	21,821
	Chief compliance officer expenses	597
	Other expenses	287,543

	Total Expenses	9,112,771

	Fees waived or expenses reimbursed by investment advisor	(29,387)
	Expense reductions	(25)

	Net Expenses	9,083,359

	Net Investment Income	25,771,111

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain investments	25,923,076
	Net change in unrealized appreciation (depreciation) on investments	159,764,880

	Net Gain	185,687,956

	Net Increase Resulting from Operations	211,459,067

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Dividend Income Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2010 ($)	Year Ended September 30, 2009 ($)
Operations	Net investment income	25,771,111	37,742,177
	Net realized gain (loss) on investments	25,923,076	(97,509,148)
	Net change in unrealized appreciation (depreciation) on investments	159,764,880	103,911,886

	Net increase resulting from operations	211,459,067	44,144,915

Distributions to Shareholders	From net investment income:
	Class A	(7,432,448)	(9,328,760)
	Class B	(249,536)	(520,145)
	Class C	(598,123)	(572,360)
	Class R	(14,282)	(3,846)
	Class T	(1,008,024)	(1,630,665)
	Class Z	(17,702,508)	(25,318,495)

	Total distributions to shareholders	(27,004,921)	(37,374,271)

	Net Capital Stock Transactions	360,146,059	621,633,779
	Increase from regulatory settlements	—	665,701

	Total increase in net assets	544,600,205	629,070,124

Net Assets	Beginning of period	1,695,057,495	1,065,987,371
	End of period	2,239,657,700	1,695,057,495
	Undistributed net investment income at end of period	124,710	1,358,520

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia Dividend Income Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	15,698,192	184,900,691	27,895,461	276,099,772
Distributions reinvested	546,998	6,554,192	778,447	7,861,416
Redemptions	(6,358,628)	(75,044,509)	(8,547,450)	(85,291,578)

Net increase	9,886,562	116,410,374	20,126,458	198,669,610

Class B
Subscriptions	151,921	1,756,311	1,129,813	10,598,969
Distributions reinvested	17,538	204,930	44,163	430,960
Redemptions	(588,243)	(6,794,148)	(1,277,029)	(12,135,167)

Net decrease	(418,784)	(4,832,907)	(103,053)	(1,105,238)

Class C
Subscriptions	2,127,570	24,528,842	3,828,234	36,845,519
Distributions reinvested	38,200	447,648	43,574	432,821
Redemptions	(324,365)	(3,726,743)	(515,925)	(5,019,427)

Net increase	1,841,405	21,249,747	3,355,883	32,258,913

Class R
Subscriptions	92,575	1,093,472	57,996	584,229
Distributions reinvested	1,065	12,817	346	3,834
Redemptions	(10,868)	(127,832)	(503)	(5,468)

Net increase	82,772	978,457	57,839	582,595

Class T
Subscriptions	637,579	7,486,040	1,258,177	12,683,562
Distributions reinvested	81,369	974,452	156,696	1,572,896
Redemptions	(412,199)	(4,845,583)	(830,271)	(8,164,564)

Net increase	306,749	3,614,909	584,602	6,091,894

Class Z
Subscriptions	32,487,032	383,991,958	71,665,405	704,770,708
Distributions reinvested	419,994	5,049,047	524,210	5,276,709
Redemptions	(14,109,793)	(166,315,526)	(33,309,318)	(324,911,412)

Net increase	18,797,233	222,725,479	38,880,297	385,136,005

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.18		$12.01	$15.35	$13.45	$12.01	$10.80

Income from Investment Operations:
Net investment income (a)	0.15		0.29	0.31	0.28	0.26	0.25
Net realized and unrealized gain (loss) on investments	1.12		(0.86)	(3.18)	2.02	1.45	1.16

Total from investment operations	1.27		(0.57)	(2.87)	2.30	1.71	1.41

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.27)	(0.31)	(0.27)	(0.27)	(0.20)
From net realized gains	—		—	(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.15)		(0.27)	(0.47)	(0.40)	(0.27)	(0.20)

Increase from regulatory settlements	—		0.01	—	—	—	—

Net Asset Value, End of Period	$12.30		$11.18	$12.01	$15.35	$13.45	$12.01
Total return (b)(c)	11.42	%(d)	(4.33)%	(19.06)%	17.31%	14.45%	13.10%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.05	%(f)	1.05%	1.05%	1.05%	1.05%	1.05%
Waiver/Reimbursement	—	%(f)(g)	0.06%	0.06%	0.07%	0.12%	0.18%
Net investment income (e)	2.52	%(f)	2.88%	2.24%	1.90%	2.19%	2.11%
Portfolio turnover rate	6	%(d)	23%	16%	21%	52%	18%
Net assets, end of period (000s)	$653,989		$483,916	$278,122	$370,358	$345,595	$27,534

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.94		$11.75	$15.03	$13.17	$11.77	$10.59

Income from Investment Operations:
Net investment income (a)	0.10		0.21	0.20	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	1.10		(0.82)	(3.11)	1.99	1.42	1.13

Total from investment operations	1.20		(0.61)	(2.91)	2.15	1.58	1.29

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.20)	(0.21)	(0.16)	(0.18)	(0.11)
From net realized gains	—		—	(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.11)		(0.20)	(0.37)	(0.29)	(0.18)	(0.11)

Increase from regulatory settlements	—		— (b)	—	—	—	—

Net Asset Value, End of Period	$12.03		$10.94	$11.75	$15.03	$13.17	$11.77
Total return (c)(d)	10.99	%(e)	(4.97)%	(19.71)%	16.49%	13.55%	12.23%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.80	%(g)	1.80%	1.80%	1.80%	1.80%	1.80%
Waiver/Reimbursement	—	%(g)(h)	0.06%	0.06%	0.07%	0.12%	0.18%
Net investment income (f)	1.77	%(g)	2.18%	1.48%	1.16%	1.30%	1.36%
Portfolio turnover rate	6	%(e)	23%	16%	21%	52%	18%
Net assets, end of period (000s)	$25,766		$28,006	$31,307	$52,937	$57,644	$17,359

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.93		$11.74	$15.02	$13.17	$11.76	$10.58

Income from Investment Operations:
Net investment income (a)	0.10		0.20	0.20	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	1.10		(0.82)	(3.11)	1.98	1.43	1.13

Total from investment operations	1.20		(0.62)	(2.91)	2.14	1.59	1.29

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.20)	(0.21)	(0.16)	(0.18)	(0.11)
From net realized gains	—		—	(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.11)		(0.20)	(0.37)	(0.29)	(0.18)	(0.11)

Increase from regulatory settlements	—		0.01	—	—	—	—

Net Asset Value, End of Period	$12.02		$10.93	$11.74	$15.02	$13.17	$11.76
Total return (b)(c)	11.00	%(d)	(4.98)%	(19.72)%	16.42%	13.64%	12.24%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.80	%(f)	1.80%	1.80%	1.80%	1.80%	1.80%
Waiver/Reimbursement	—	%(f)(g)	0.06%	0.06%	0.07%	0.12%	0.18%
Net investment income (e)	1.77	%(f)	2.08%	1.48%	1.14%	1.29%	1.36%
Portfolio turnover rate	6	%(d)	23%	16%	21%	52%	18%
Net assets, end of period (000s)	$75,409		$48,438	$12,635	$20,622	$12,950	$3,959

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	(Unaudited) Six Months Ended March 31, 2010		Year Ended September 30, 2009	Period Ended September 30, 2008 (a)
Net Asset Value, Beginning of Period	$11.18		$12.01	$13.39

Income from Investment Operations:
Net investment income (b)	0.13		0.28	0.14
Net realized and unrealized gain (loss) on investments	1.13		(0.86)	(1.38)

Total from investment operations	1.26		(0.58)	(1.24)

Less Distributions to Shareholders:
From net investment income	(0.14)		(0.25)	(0.14)

Increase from regulatory settlements	—		— (c)	—

Net Asset Value, End of Period	$12.30		$11.18	$12.01
Total return (d)(e)	11.29	%(f)	(4.57)%	(9.28	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.30	%(h)	1.30%	1.30	%(h)
Waiver/Reimbursement	—	%(h)(i)	0.06%	0.06	%(h)
Net investment income (g)	2.28	%(h)	2.59%	2.10	%(h)
Portfolio turnover rate	6	%(f)	23%	16	%(f)
Net assets, end of period (000s)	$1,741		$657	$11

(a)	Class R shares commenced operations on March 28, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class T Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.18		$12.01	$15.35	$13.45	$12.01	$10.80

Income from Investment Operations:
Net investment income (a)	0.14		0.29	0.30	0.27	0.25	0.24
Net realized and unrealized gain (loss) on investments	1.13		(0.85)	(3.18)	2.02	1.46	1.16

Total from investment operations	1.27		(0.56)	(2.88)	2.29	1.71	1.40

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.27)	(0.30)	(0.26)	(0.27)	(0.19)
From net realized gains	—		—	(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.15)		(0.27)	(0.46)	(0.39)	(0.27)	(0.19)

Increase from regulatory settlements	—		— (b)	—	—	—	—

Net Asset Value, End of Period	$12.30		$11.18	$12.01	$15.35	$13.45	$12.01
Total return (c)(d)	11.40	%(e)	(4.38)%	(19.10)%	17.25%	14.39%	13.04%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.10	%(g)	1.10%	1.10%	1.10%	1.10%	1.10%
Waiver/Reimbursement	—	%(g)(h)	0.06%	0.06%	0.07%	0.12%	0.18%
Net investment income (f)	2.47	%(g)	2.87%	2.19%	1.85%	1.96%	2.06%
Portfolio turnover rate	6	%(e)	23%	16%	21%	52%	18%
Net assets, end of period (000s)	$84,937		$73,773	$72,213	$100,932	$96,651	$99,148

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2010		2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.18		$12.01		$15.36	$13.45	$12.01	$10.80

Income from Investment Operations:
Net investment income (a)	0.16		0.31		0.34	0.31	0.28	0.28
Net realized and unrealized gain (loss) on investments	1.13		(0.85)		(3.19)	2.04	1.47	1.16

Total from investment operations	1.29		(0.54)		(2.85)	2.35	1.75	1.44

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.30)		(0.34)	(0.31)	(0.31)	(0.23)
From net realized gains	—		—		(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.17)		(0.30)		(0.50)	(0.44)	(0.31)	(0.23)

Increase from regulatory settlements	—		0.01		—	—	—	—

Net Asset Value, End of Period	$12.30		$11.18		$12.01	$15.36	$13.45	$12.01
Total return (b)(c)	11.56	%(d)	(4.10	) %	(18.90)%	17.67%	14.73%	13.38%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80	%(f)	0.80%		0.80%	0.80%	0.80%	0.80%
Waiver/Reimbursement	—	%(f)(g)	0.06%		0.06%	0.07%	0.12%	0.18%
Net investment income (e)	2.76	%(f)	3.15%		2.51%	2.15%	2.27%	2.37%
Portfolio turnover rate	6	%(d)	23%		16%	21%	52%	18%
Net assets, end of period (000s)	$1,397,816		$1,060,268		$671,700	$594,859	$471,876	$358,125

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

Note 1. Organization

Columbia Dividend Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

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Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

■

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially

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Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$37,374,271
*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$358,233,342
Unrealized depreciation	(75,784,106)

Net unrealized appreciation	$282,449,236

The following capital loss carryforwards, determined as of September 30, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$74,425,965
2011	1,266,110
2013	990,327
2014	2,808,003
2017	65,052,409

$144,542,814

Of the capital loss carryforwards attributable to the Fund, $79,490,405 ($74,425,965 of which expires on September 30, 2010, $1,266,110 of which expires on September 30, 2011, $990,327 of which expires on September 30, 2013 and $2,808,003 of which expires on September 30, 2014) was acquired from Fund mergers. The availability of a portion of the remaining capital loss carryforwards acquired as part of a fund merger may be limited in a given year.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory

22

Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

For the six month period ended March 31, 2010, the Fund’s annualized effective investment advisory fee rate was 0.63% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. On March 3, 2010, the Fund’s shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund’s average daily net assets.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned

23

Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended March 31, 2010, the Distributor has retained net underwriting discounts of $74,989 and $367 on sales of the Fund’s Class A and Class T shares, respectively. For the same period, the Distributor received net CDSC fees of $7,333, $17,481 and $5,043 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of monthly distribution and service fees to the Distributor based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee
Class A	Class B	Class C	Class R
0.10%	0.75%	0.75%	0.50%

Service Fee
Class A	Class B	Class C
0.25%	0.25%	0.25%

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the six month period ended March 31, 2010, the distribution and service fees were 0.00% and 0.25%, respectively, of the Fund’s average daily net assets.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by service organizations. The Fund may pay shareholder services fees of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for administrative support services, provided, however, that the

24

Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

aggregate fee shall not exceed 0.30% of the Fund’s average daily net assets attributable to Class T shares. For the six month period ended March 31, 2010, the shareholder services fee was 0.30% of the Fund’s average daily net assets attributable to Class T shares.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.80% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the six month period ended March 31, 2010 were $11,250.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended March 31, 2010, these custody credits reduced total expenses by $25 for the Fund.

Note 6. Portfolio Information

For the six month period ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $487,647,428 and $118,366,548, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of March 31, 2010, 40.2% of the Fund’s shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

25

Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

As of March 31, 2010, the Fund had one shareholder that held 10.0% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the

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Columbia Dividend Income Fund

March 31, 2010 (Unaudited)

Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six month period ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New

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Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees

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also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Dividend Income Fund’s total expenses were in the first quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding

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their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

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The Trustees noted that, through April 30, 2009, Columbia Dividend Income Fund’s performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.
The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

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(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed

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information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

35

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total

36

expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

37

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund

38

expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have

39

previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

40

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF

INDEPENDENT FEE CONSULTANT TO

THE FUNDS SUPERVISED BY THE

COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance among the

Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc. 1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.
[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

41

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

42

Proxy Voting Results

Columbia Dividend Income Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,272,244,420	20,580,207	16,146,578	196,540,953

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,211,848,905	80,862,712	16,259,470	196,541,071

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

43

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44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010

45

One Financial Center

Boston, MA 02111-2621

Columbia Dividend Income Fund

Semiannual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/44511-0310 (05/10) 10/K1H181

Semiannual Report

March 31, 2010

Columbia Liberty Fund

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 03/31/10

+6.94% Class A shares (without sales charge)

+11.75% S&P 500 Index

+1.99% Barclays Capital Aggregate Bond Index

Summary

■

For the six-month period that ended March 31, 2010, the fund’s class A shares returned 6.94% without sales charge. The fund’s two benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index[1], returned 11.75% and 1.99%, respectively. The fund’s performance was in line with the average return of funds in its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Classification[2], which returned 7.05%. An emphasis on equities during the period aided performance as did the fund’s positions in international stocks and investment-grade bonds, which outperformed their respective benchmarks. A focus on quality within the fund’s large-cap equity holdings hampered returns as lower-quality assets outperformed.

■

Stocks continued to climb, buoyed by encouraging economic data, the easing of the financial crisis, low interest rates and improving investor confidence. U.S. stocks outdid returns from most foreign developed markets but lagged riskier emerging markets. Within the fund, performance benefited from our decision to increase the fund’s equity stake and pare back its fixed-income exposure. At period end, the fund was fairly neutrally allocated with 60% in stocks and 40% in bonds and cash. The fund lost ground from its positions in large-cap growth and value stocks, which together represented about 50% of assets and trailed their respective Russell benchmarks. Within these segments, we believe our focus on higher-quality companies with stronger balance sheets hindered results as lower-quality stocks led the market rally. Elsewhere, a roughly 10% weight in international developed market equities handily beat its benchmark, the MSCI EAFE Index[3], which returned 3.06%. On the fixed-income side, the investment-grade bond portfolio nicely outpaced the Barclays index.

■

After a strong run over the past year, both stocks and bonds appear to be fairly valued. The unusual nature of the recent recession — driven by a financial crisis — leads us to believe that the economy will recover at a relatively slow pace. We think inflation is likely to remain under control, at least in the near term, as the gap between output and consumption remains. Against this backdrop, our decision to bring equities and fixed-income holdings in line with their neutral allocation targets reflects our cautious outlook for 2010. Going forward, we expect investors to become more discriminating, pushing returns on higher-quality, more stable market segments ahead of riskier assets. Longer term, we are optimistic about the market’s prospects, believing that the Federal Reserve has successfully engineered economic growth that is self-sustaining.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[3]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization- weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Fund Profile (continued) – Columbia Liberty Fund

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 1990.

Effective May 1, 2010, Kent M. Bergene and David Joy were added as co-managers of the fund. Mr. Bergene has been associated with the advisor or its predecessors since 1981. Mr. Joy has been associated with the advisor or its predecessors since 2003.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

2

Performance Information – Columbia Liberty Fund

Annual operating expense ratio (%)*

Class A	1.20
Class B	1.95
Class C	1.95
Class Z	0.96

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 03/31/10 ($)
Class A	7.47
Class B	7.50
Class C	7.48
Class Z	8.04

Distributions declared per share

10/01/09 – 03/31/10 ($)
Class A	0.07
Class B	0.04
Class C	0.04
Class Z	0.08

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	11,377	10,723
Class B	10,550	10,550
Class C	10,541	10,541
Class Z	11,642	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Liberty Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
6 month (cumulative)	6.94	0.79	6.52	1.52	6.54	5.54	6.95
1-year	32.23	24.63	31.33	26.33	31.22	30.22	32.53
5-year	3.39	2.17	2.58	2.25	2.59	2.59	3.63
10-year	1.30	0.70	0.54	0.54	0.53	0.53	1.53

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

3

Understanding Your Expenses – Columbia Liberty Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,069.40	1,019.30	5.83	5.69	1.13
Class B	1,000.00	1,000.00	1,065.20	1,015.56	9.68	9.45	1.88
Class C	1,000.00	1,000.00	1,065.40	1,015.56	9.68	9.45	1.88
Class Z	1,000.00	1,000.00	1,069.50	1,020.49	4.59	4.48	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Liberty Fund

March 31, 2010 (Unaudited)

Common Stocks – 56.6%

	Shares	Value ($)
Consumer Discretionary – 7.0%
Auto Components – 0.4%
Autoliv, Inc. (a)	7,410	381,838
Bridgestone Corp.	58,900	1,005,502

Auto Components Total		1,387,340

Automobiles – 0.1%
Suzuki Motor Corp.	23,700	522,977

Automobiles Total		522,977

Distributors – 0.3%
CFAO SA (a)	8,745	325,877
Li & Fung Ltd.	170,000	835,303

Distributors Total		1,161,180

Hotels, Restaurants & Leisure – 1.8%
Carnival Corp.	31,700	1,232,496
Carnival PLC	16,490	676,887
Ctrip.com International Ltd., ADR (a)	18,700	733,040
Las Vegas Sands Corp. (a)	19,180	405,657
McDonald’s Corp.	20,316	1,355,484
Starbucks Corp. (a)	37,360	906,727
Starwood Hotels & Resorts Worldwide, Inc.	27,995	1,305,687

Hotels, Restaurants & Leisure Total		6,615,978

Household Durables – 0.1%
D.R. Horton, Inc.	27,100	341,460
Harman International Industries, Inc. (a)	897	41,962

Household Durables Total		383,422

Internet & Catalog Retail – 0.6%
Amazon.com, Inc. (a)	10,750	1,459,097
Priceline.com, Inc. (a)	1,230	313,650
Rakuten, Inc.	319	230,660

Internet & Catalog Retail Total		2,003,407

Media – 0.5%
Reed Elsevier NV	78,676	956,161
Viacom, Inc., Class B (a)	24,710	849,530

Media Total		1,805,691

Multiline Retail – 1.0%
J.C. Penney Co., Inc.	28,600	920,062
Nordstrom, Inc.	20,900	853,765
Target Corp.	36,490	1,919,374

Multiline Retail Total		3,693,201

Specialty Retail – 1.5%
Best Buy Co., Inc.	12,090	514,309
Dick’s Sporting Goods, Inc. (a)	12,400	323,764

	Shares	Value ($)
GameStop Corp., Class A (a)	15,040	329,526
Lowe’s Companies, Inc.	109,860	2,663,006
O’Reilly Automotive, Inc. (a)	22,700	946,817
TJX Companies, Inc.	18,440	784,069

Specialty Retail Total		5,561,491

Textiles, Apparel & Luxury Goods – 0.7%
Lululemon Athletica, Inc. (a)	8,642	358,643
LVMH Moet Hennessy Louis Vuitton SA	5,187	606,284
NIKE, Inc., Class B	12,400	911,400
Swatch Group AG	1,689	538,545

Textiles, Apparel & Luxury Goods Total		2,414,872

Consumer Discretionary Total		25,549,559

Consumer Staples – 4.8%
Beverages – 0.8%
Diageo PLC, ADR	16,526	1,114,679
PepsiCo, Inc.	27,220	1,800,875

Beverages Total		2,915,554

Food & Staples Retailing – 0.6%
Costco Wholesale Corp.	17,600	1,050,896
Wal-Mart Stores, Inc.	16,820	935,192

Food & Staples Retailing Total		1,986,088

Food Products – 0.7%
J.M. Smucker Co.	15,636	942,225
Mead Johnson Nutrition Co., Class A	7,580	394,388
Nestle SA, Registered Shares	21,121	1,081,690

Food Products Total		2,418,303

Household Products – 1.0%
Procter & Gamble Co.	50,150	3,172,991
Reckitt Benckiser Group PLC	10,672	585,764

Household Products Total		3,758,755

Personal Products – 0.4%
Avon Products, Inc.	33,513	1,135,085
Estee Lauder Companies, Inc., Class A	7,040	456,685

Personal Products Total		1,591,770

Tobacco – 1.3%
Japan Tobacco, Inc.	420	1,563,376
Philip Morris International, Inc.	60,754	3,168,928

Tobacco Total		4,732,304

Consumer Staples Total		17,402,774

See Accompanying Notes to Financial Statements.

5

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Energy – 5.1%
Energy Equipment & Services – 1.1%
Baker Hughes, Inc.	11,670	546,623
Halliburton Co.	44,634	1,344,822
John Wood Group PLC	90,300	497,968
Nabors Industries Ltd. (a)	68,483	1,344,321
Transocean Ltd. (a)	4,941	426,804

Energy Equipment & Services Total		4,160,538

Oil, Gas & Consumable Fuels – 4.0%
Alpha Natural Resources, Inc. (a)	17,000	848,130
Anadarko Petroleum Corp.	18,100	1,318,223
Apache Corp.	22,910	2,325,365
BG Group PLC	58,901	1,019,404
Cabot Oil & Gas Corp.	10,310	379,408
Cairn Energy PLC (a)	106,398	673,283
Chevron Corp.	38,200	2,896,706
Continental Resources, Inc. (a)	10,530	448,051
EOG Resources, Inc.	13,990	1,300,231
Karoon Gas Australia Ltd. (a)	37,459	288,744
Occidental Petroleum Corp.	23,600	1,995,144
Petroleo Brasileiro SA, ADR	9,600	427,104
Williams Companies, Inc.	28,400	656,040

Oil, Gas & Consumable Fuels Total		14,575,833

Energy Total		18,736,371

Financials – 8.7%
Capital Markets – 2.0%
Credit Suisse Group AG, Registered Shares	16,002	824,838
Franklin Resources, Inc.	10,170	1,127,853
Goldman Sachs Group, Inc.	17,245	2,942,514
Morgan Stanley	65,140	1,907,951
T. Rowe Price Group, Inc.	8,680	476,792

Capital Markets Total		7,279,948

Commercial Banks – 2.9%
Banco Santander SA	54,805	728,380
BB&T Corp.	31,500	1,020,285
Fifth Third Bancorp.	59,940	814,585
Mitsubishi UFJ Financial Group, Inc.	183,900	963,857
National Bank of Greece SA (a)	17,318	348,519
PNC Financial Services Group, Inc.	25,729	1,536,021
Raiffeisen International Bank Holding AG	30	1,426
Societe Generale	11,435	719,182
U.S. Bancorp	77,013	1,993,097

	Shares	Value ($)
Wells Fargo & Co.	68,196	2,122,260
Zions Bancorporation	16,700	364,394

Commercial Banks Total		10,612,006

Consumer Finance – 0.6%
American Express Co.	49,400	2,038,244
Shriram Transport Finance Co. Ltd.	16,782	196,248

Consumer Finance Total		2,234,492

Diversified Financial Services – 0.9%
JPMorgan Chase & Co.	74,328	3,326,178

Diversified Financial Services Total		3,326,178

Insurance – 1.4%
ACE Ltd.	11,799	617,087
Axis Capital Holdings Ltd.	20,300	634,578
Catlin Group Ltd.	55,692	304,414
Prudential Financial, Inc.	43,640	2,640,220
Prudential PLC	47,987	398,691
XL Capital Ltd., Class A	29,260	553,014

Insurance Total		5,148,004

Real Estate Investment Trusts (REITs) – 0.5%
Equity Residential Property Trust	13,500	528,525
Rayonier, Inc.	13,700	622,391
Simon Property Group, Inc.	9,078	761,644

Real Estate Investment Trusts (REITs) Total		1,912,560

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., Ltd.	22,033	1,332,679

Thrifts & Mortgage Finance Total		1,332,679

Financials Total		31,845,867

Health Care – 6.6%
Biotechnology – 0.9%
Celgene Corp. (a)	17,710	1,097,311
CSL Ltd.	17,940	599,734
Dendreon Corp. (a)	9,870	359,959
Gilead Sciences, Inc. (a)	9,650	438,882
NeuroSearch AS (a)	3,782	115,962
Vertex Pharmaceuticals, Inc. (a)	12,640	516,597

Biotechnology Total		3,128,445

Health Care Equipment & Supplies – 1.1%
C.R. Bard, Inc.	8,350	723,277
CareFusion Corp. (a)	25,340	669,736
Edwards Lifesciences Corp. (a)	4,930	487,478

See Accompanying Notes to Financial Statements.

6

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Hospira, Inc. (a)	17,970	1,018,000
Mindray Medical International Ltd., ADR	21,830	795,049
St. Jude Medical, Inc. (a)	8,990	369,040

Health Care Equipment & Supplies Total		4,062,580

Health Care Providers & Services – 1.3%
Cardinal Health, Inc.	25,650	924,170
Express Scripts, Inc. (a)	6,490	660,422
Medco Health Solutions, Inc. (a)	31,870	2,057,527
UnitedHealth Group, Inc. (a)	20,100	656,667
Universal Health Services, Inc., Class B	11,350	398,272

Health Care Providers & Services Total		4,697,058

Life Sciences Tools & Services – 1.3%
Life Technologies Corp. (a)	25,300	1,322,431
Millipore Corp. (a)	2,400	253,440
Qiagen N.V. (a)	52,369	1,205,254
Thermo Fisher Scientific, Inc. (a)	38,576	1,984,349

Life Sciences Tools & Services Total		4,765,474

Pharmaceuticals – 2.0%
Abbott Laboratories	37,960	1,999,733
Allergan, Inc.	15,000	979,800
Merck & Co., Inc.	21,028	785,396
Mylan, Inc. (a)	31,870	723,767
Novo-Nordisk A/S, Class B	11,553	896,480
Pfizer, Inc.	68,900	1,181,635
Roche Holding AG, Genusschein Shares	4,129	669,631

Pharmaceuticals Total		7,236,442

Health Care Total		23,889,999

Industrials – 7.2%
Aerospace & Defense – 1.4%
General Dynamics Corp.	5,700	440,040
Goodrich Corp.	6,000	423,120
Honeywell International, Inc.	24,100	1,091,007
L-3 Communications Holdings, Inc.	6,850	627,666
United Technologies Corp.	34,246	2,520,848

Aerospace & Defense Total		5,102,681

Air Freight & Logistics – 0.4%
FedEx Corp.	7,500	700,500

	Shares	Value ($)
United Parcel Service, Inc., Class B	13,710	883,061

Air Freight & Logistics Total		1,583,561

Building Products – 0.2%
Masco Corp.	47,500	737,200

Building Products Total		737,200

Construction & Engineering – 0.2%
Fluor Corp.	8,900	413,939
Foster Wheeler AG (a)	13,000	352,820

Construction & Engineering Total		766,759

Electrical Equipment – 0.7%
ABB Ltd., Registered Shares (a)	38,826	848,030
Dongfang Electrical Machinery Co., Ltd., Class H	115	646
Prysmian SpA	35,471	697,075
Vestas Wind Systems A/S (a)	15,485	841,423

Electrical Equipment Total		2,387,174

Industrial Conglomerates – 0.9%
General Electric Co.	108,195	1,969,149
MAX India Ltd. (a)	168,455	777,081
Tyco International Ltd.	17,610	673,582

Industrial Conglomerates Total		3,419,812

Machinery – 2.4%
Bucyrus International, Inc.	6,710	442,793
Cummins, Inc.	5,810	359,929
Eaton Corp.	7,600	575,852
Flowserve Corp.	5,980	659,415
GEA Group AG	22,369	518,450
Illinois Tool Works, Inc.	35,870	1,698,803
Ingersoll-Rand PLC	45,970	1,602,974
Kennametal, Inc.	8,000	224,960
Navistar International Corp. (a)	11,467	512,919
PACCAR, Inc.	5,100	221,034
Parker Hannifin Corp.	11,920	771,701
Sandvik AB	51,575	644,634
Vallourec	3,037	612,417

Machinery Total		8,845,881

Professional Services – 0.2%
Manpower, Inc.	12,700	725,424

Professional Services Total		725,424

Road & Rail – 0.2%
Canadian National Railway Co.	7,290	441,701
Con-way, Inc.	10,150	356,468

Road & Rail Total		798,169

See Accompanying Notes to Financial Statements.

7

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Trading Companies & Distributors – 0.4%
Mitsui & Co., Ltd.	78,800	1,324,150

Trading Companies & Distributors Total		1,324,150

Transportation Infrastructure – 0.2%
Koninklijke Vopak NV (a)	7,060	556,021

Transportation Infrastructure Total		556,021

Industrials Total		26,246,832

Information Technology – 10.3%
Communications Equipment – 1.4%
Cisco Systems, Inc. (a)	99,565	2,591,677
CommScope, Inc. (a)	15,630	437,953
Nokia Oyj	36,538	569,006
QUALCOMM, Inc.	32,260	1,354,597

Communications Equipment Total		4,953,233

Computers & Peripherals – 3.3%
Apple, Inc. (a)	15,980	3,754,181
EMC Corp. (a)	169,150	3,051,466
Hewlett-Packard Co.	53,110	2,822,797
International Business Machines Corp.	16,260	2,085,345
Teradata Corp. (a)	14,300	413,127

Computers & Peripherals Total		12,126,916

Electronic Equipment, Instruments & Components – 0.2%
Nippon Electric Glass Co., Ltd.	51,000	718,440

Electronic Equipment, Instruments & Components Total		718,440

Internet Software & Services – 1.3%
Akamai Technologies, Inc. (a)	22,880	718,661
eBay, Inc. (a)	25,420	685,069
Equinix, Inc. (a)	6,470	629,790
Google, Inc., Class A (a)	4,731	2,682,524

Internet Software & Services Total		4,716,044

IT Services – 0.5%
Cognizant Technology Solutions Corp., Class A (a)	16,760	854,425
Visa, Inc., Class A	5,810	528,884
Western Union Co.	23,400	396,864

IT Services Total		1,780,173

Semiconductors & Semiconductor Equipment – 1.7%
Intel Corp.	38,960	867,249
Lam Research Corp. (a)	19,119	713,521

	Shares	Value ($)
Marvell Technology Group Ltd. (a)	41,510	845,974
Micron Technology, Inc. (a)	53,230	553,060
Netlogic Microsystems, Inc. (a)	10,430	306,955
Novellus Systems, Inc. (a)	17,550	438,750
Texas Instruments, Inc.	66,540	1,628,234
Varian Semiconductor Equipment Associates, Inc. (a)	18,940	627,293

Semiconductors & Semiconductor Equipment Total		5,981,036

Software – 1.9%
Autonomy Corp. PLC (a)	32,745	905,858
Microsoft Corp.	92,455	2,706,158
Nintendo Co. Ltd., ADR	11,300	470,645
Nuance Communications, Inc. (a)	47,330	787,571
Oracle Corp.	32,560	836,467
Salesforce.com, Inc. (a)	10,420	775,769
Temenos Group AG (a)	19,071	561,603

Software Total		7,044,071

Information Technology Total		37,319,913

Materials – 4.0%
Chemicals – 1.6%
Celanese Corp., Series A	50,090	1,595,367
Linde AG	4,852	578,924
Monsanto Co.	14,800	1,057,016
Potash Corp. of Saskatchewan, Inc.	7,300	871,255
Shin-Etsu Chemical Co., Ltd.	9,300	540,154
Syngenta AG, Registered Shares	2,149	596,763
Umicore	47	1,641
Yara International ASA	13,315	578,017

Chemicals Total		5,819,137

Containers & Packaging – 0.4%
Owens-Illinois, Inc. (a)	18,480	656,779
Packaging Corp. of America	31,770	781,860

Containers & Packaging Total		1,438,639

Metals & Mining – 1.6%
Allegheny Technologies, Inc.	26,090	1,408,599
BHP Billiton Ltd.	20,117	804,687
Nucor Corp.	18,300	830,454
Rio Tinto PLC, ADR	1,950	461,624
Steel Dynamics, Inc.	28,560	498,943
United States Steel Corp.	12,900	819,408
Walter Energy, Inc.	4,920	453,968
Xstrata PLC (a)	36,024	682,510

Metals & Mining Total		5,960,193

See Accompanying Notes to Financial Statements.

8

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Paper & Forest Products – 0.4%
International Paper Co.	17,000	418,370
Weyerhaeuser Co.	18,400	832,968

Paper & Forest Products Total		1,251,338

Materials Total		14,469,307

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	61,715	1,594,716
Verizon Communications, Inc.	17,802	552,218

Diversified Telecommunication Services Total		2,146,934

Wireless Telecommunication Services – 0.8%
American Tower Corp., Class A (a)	18,270	778,485
Millicom International Cellular SA	4,609	410,892
NII Holdings, Inc. (a)	22,142	922,436
Vodafone Group PLC	324,625	748,779

Wireless Telecommunication Services Total		2,860,592

Telecommunication Services Total		5,007,526

Utilities – 1.5%

Electric Utilities – 0.6%
American Electric Power Co., Inc.	52,800	1,804,704
Northeast Utilities	12,821	354,372

Electric Utilities Total		2,159,076

Independent Power Producers & Energy Traders – 0.1%
Iberdrola Renovables SA	103,312	429,081

Independent Power Producers & Energy Traders Total		429,081

Multi-Utilities – 0.8%
PG&E Corp.	34,048	1,444,316
Sempra Energy	16,300	813,370
Wisconsin Energy Corp.	10,200	503,982

Multi-Utilities Total		2,761,668

Utilities Total		5,349,825

Total Common Stocks (cost of $166,086,867)		205,817,973

Corporate Fixed-Income Bonds & Notes – 11.2%

	Par ($)	Value ($)
Basic Materials – 0.4%
Chemicals – 0.1%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	230,000	249,074

Chemicals Total		249,074

Iron/Steel – 0.2%
ArcelorMittal USA, Inc.
6.500% 04/15/14	425,000	460,684

Nucor Corp.
5.850% 06/01/18	380,000	412,502

Iron/Steel Total		873,186

Metals & Mining – 0.1%
Vale Overseas Ltd.
6.250% 01/23/17	500,000	542,095

Metals & Mining Total		542,095

Basic Materials Total		1,664,355

Communications – 1.6%
Media – 0.5%
Comcast Corp.
7.050% 03/15/33	475,000	510,827

News America, Inc.
6.550% 03/15/33	495,000	502,259

Time Warner, Inc.
6.200% 03/15/40	600,000	592,331

Viacom, Inc.
6.125% 10/05/17	225,000	243,248

Media Total		1,848,665

Telecommunication Services – 1.1%
America Movil SAB de CV
5.625% 11/15/17	460,000	485,936

AT&T, Inc.
4.950% 01/15/13	650,000	698,225

British Telecommunications PLC
5.150% 01/15/13	400,000	422,946

Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	625,000	683,026

New Cingular Wireless Services, Inc.
8.750% 03/01/31	315,000	406,732

Telefonica Emisiones SAU
0.580% 02/04/13 (05/04/10) (b)(c)	750,000	733,696

See Accompanying Notes to Financial Statements.

9

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Communications (continued)
Vodafone Group PLC
5.750% 03/15/16	370,000	403,727

Telecommunication Services Total		3,834,288

Communications Total		5,682,953

Consumer Cyclical – 0.2%
Retail – 0.2%
CVS Pass-Through Trust
7.507% 01/10/32 (d)	618,704	688,011

Retail Total		688,011

Consumer Cyclical Total		688,011

Consumer Non-Cyclical – 1.0%
Beverages – 0.4%
Anheuser-Busch InBev Worldwide, Inc.
2.500% 03/26/13 (d)	500,000	500,964

Bottling Group LLC
6.950% 03/15/14	300,000	347,313

Miller Brewing Co.
5.500% 08/15/13 (d)(e)	441,000	472,158

Beverages Total		1,320,435

Food – 0.3%
Campbell Soup Co.
4.500% 02/15/19	205,000	208,589

ConAgra Foods, Inc.
5.875% 04/15/14	450,000	494,048

Kraft Foods, Inc.
5.375% 02/10/20	540,000	548,832

Food Total		1,251,469

Healthcare Services – 0.1%
Roche Holdings, Inc.
6.000% 03/01/19 (d)(e)	325,000	359,166

Healthcare Services Total		359,166

Pharmaceuticals – 0.2%
Express Scripts, Inc.
5.250% 06/15/12	385,000	410,508

Wyeth
5.500% 02/01/14	325,000	358,524

Pharmaceuticals Total		769,032

Consumer Non-cyclical Total		3,700,102

	Par ($)	Value ($)
Energy – 1.2%
Oil & Gas – 0.5%
Canadian Natural Resources Ltd.
5.700% 05/15/17	400,000	426,824

Chevron Corp.
4.950% 03/03/19	400,000	422,698

Nexen, Inc.
5.875% 03/10/35	475,000	451,643

Talisman Energy, Inc.
6.250% 02/01/38	465,000	473,169

Oil & Gas Total		1,774,334

Oil & Gas Services – 0.2%
Halliburton Co.
5.900% 09/15/18	325,000	357,132

Weatherford International Ltd.
5.150% 03/15/13	340,000	361,276

Oil & Gas Services Total		718,408

Pipelines – 0.5%
Enterprise Products Operating LLC
4.600% 08/01/12	350,000	369,193

Plains All American Pipeline LP/PAA Finance Corp.
6.650% 01/15/37	365,000	378,483

TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (b)(c)	640,000	608,957

Williams Partners LP
6.300% 04/15/40 (d)	370,000	367,671

Pipelines Total		1,724,304

Energy Total		4,217,046

Financials – 5.0%
Banks – 3.3%
ANZ National International Ltd.
6.200% 07/19/13 (d)(e)	650,000	716,329

Bank of New York Mellon Corp.
5.125% 08/27/13	650,000	709,349

Barclays Bank PLC
6.750% 05/22/19	700,000	774,405

Bear Stearns Cos. LLC
7.250% 02/01/18	750,000	866,683

Capital One Financial Corp.
5.500% 06/01/15	675,000	709,783

See Accompanying Notes to Financial Statements.

10

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (d)(e)	1,360,000	1,500,118

Commonwealth Bank of Australia
3.750% 10/15/14 (d)	350,000	354,802

Credit Suisse/New York NY
6.000% 02/15/18	700,000	741,147

Deutsche Bank AG London
4.875% 05/20/13	475,000	509,022

Goldman Sachs Group, Inc.
5.350% 01/15/16	400,000	421,369

HSBC Capital Funding LP
9.547% 12/31/49 (06/01/10) (b)(c)(d)(e)	765,000	774,562

Keycorp
6.500% 05/14/13	520,000	555,313

Merrill Lynch & Co., Inc.
6.050% 08/15/12 (f)	725,000	774,304

Morgan Stanley
6.750% 04/15/11	310,000	327,251

Rabobank Nederland NV
4.750% 01/15/20 (d)	800,000	799,139

U.S. Bank N.A.
6.300% 02/04/14	650,000	724,892

Wachovia Corp.
4.875% 02/15/14	650,000	673,379

Banks Total		11,931,847

Diversified Financial Services – 0.4%
Ameriprise Financial, Inc.
7.300% 06/28/19	435,000	504,011

General Electric Capital Corp.
5.000% 01/08/16	755,000	791,820

Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (g)(h)	750,000	177,188

Diversified Financial Services Total		1,473,019

Insurance – 1.1%
Chubb Corp.
5.750% 05/15/18	375,000	405,445

CNA Financial Corp.
5.850% 12/15/14	155,000	157,722
7.350% 11/15/19	225,000	235,154

	Par ($)	Value ($)
Lincoln National Corp.
8.750% 07/01/19	485,000	593,044

MetLife, Inc.
6.817% 08/15/18	515,000	571,288

Principal Life Income Funding Trusts
5.300% 04/24/13	500,000	536,730

Prudential Financial, Inc.
6.100% 06/15/17	485,000	512,922

Transatlantic Holdings, Inc.
8.000% 11/30/39	550,000	562,104

UnitedHealth Group, Inc.
5.25081% 03/15/11	376,000	390,440

Insurance Total		3,964,849

Real Estate Investment Trusts (REITs) – 0.2%
Duke Realty LP
8.250% 08/15/19	500,000	557,644

Simon Property Group LP
6.750% 02/01/40	300,000	298,428

Real Estate Investment Trusts (REITs) Total		856,072

Financials Total		18,225,787

Industrials – 0.6%
Aerospace & Defense – 0.1%
United Technologies Corp.
5.375% 12/15/17	350,000	377,499

Aerospace & Defense Total		377,499

Miscellaneous Manufacturing – 0.3%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	425,000	515,328

Tyco International Ltd./Tyco International Finance SA
7.000% 12/15/19	465,000	533,657

Miscellaneous Manufacturing Total		1,048,985

Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	390,000	401,276

Norfolk Southern Corp.
5.750% 04/01/18	325,000	348,845

Transportation Total		750,121

Industrials Total		2,176,605

See Accompanying Notes to Financial Statements.

11

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Technology – 0.2%
Networking Products – 0.1%
Cisco Systems, Inc.
4.950% 02/15/19	525,000	545,966

Networking Products Total		545,966

Software – 0.1%
Oracle Corp.
6.500% 04/15/38	325,000	358,728

Software Total		358,728

Technology Total		904,694

Utilities – 1.0%
Electric – 0.7%
Commonwealth Edison Co.
5.950% 08/15/16	350,000	383,643

Consolidated Edison Co. of New York
5.850% 04/01/18	350,000	383,048

Dominion Resources, Inc.
5.200% 08/15/19	460,000	470,820

Indiana Michigan Power Co.
5.650% 12/01/15	523,000	557,795

Pacific Gas & Electric Co.
5.800% 03/01/37	510,000	506,054

Progress Energy, Inc.
7.750% 03/01/31	325,000	383,247

Electric Total		2,684,607

Gas – 0.3%
Atmos Energy Corp.
6.350% 06/15/17	400,000	430,174

Sempra Energy
6.500% 06/01/16	450,000	502,734

Gas Total		932,908

Utilities Total		3,617,515

Total Corporate Fixed-Income Bonds & Notes (cost of $39,467,704)		40,877,068

Government & Agency Obligations – 11.0%

Foreign Government Obligations – 0.7%
Province of Ontario
5.450% 04/27/16	900,000	991,943

Province of Quebec
4.625% 05/14/18	760,000	793,114

	Par ($)	Value ($)
United Mexican States
7.500% 04/08/33	575,000	685,688

Foreign Government Obligations Total		2,470,745

U.S. Government Agencies – 1.1%
Federal Home Loan Bank
5.500% 08/13/14	2,055,000	2,312,561

Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (i)	95,000	96,395
5.500% 08/23/17	1,300,000	1,452,318

U.S. Government Agencies Total		3,861,274

U.S. Government Obligations – 9.2%
U.S. Treasury Bonds
5.375% 02/15/31	10,096,000	11,168,700

U.S. Treasury Inflation Indexed Notes
3.000% 07/15/12	2,771,546	2,985,476

U.S. Treasury Notes
0.875% 04/30/11	3,920,000	3,936,080
1.375% 10/15/12	9,750,000	9,762,188
2.375% 10/31/14	5,700,000	5,692,430

U.S. Government Obligations Total		33,544,874

Total Government & Agency Obligations (cost of $39,453,730)		39,876,893

Mortgage-Backed Securities – 9.1%
Federal Home Loan Mortgage Corp.
4.500% 02/01/39	386,698	388,055
4.500% 04/01/39	700,554	702,941
4.500% 10/01/39	873,871	876,848
4.500% 01/01/40	4,316,874	4,331,582
5.000% 06/01/36	934,771	966,541
5.000% 07/01/38	1,547,633	1,600,145
5.000% 11/01/38	2,248,910	2,325,217
5.000% 08/01/39	1,290,902	1,334,574
5.500% 07/01/21	1,486,044	1,595,599
6.500% 07/01/14	20,749	22,462
6.500% 12/01/14	19,022	20,593
6.500% 06/01/29	25,997	28,694
6.500% 01/01/30	62,806	69,323
6.500% 11/01/37	1,122,345	1,221,970
7.000% 11/01/29	41,822	47,039
7.000% 01/01/30	2,666	2,999
8.000% 07/01/20	16,178	17,752

See Accompanying Notes to Financial Statements.

12

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
Federal National Mortgage Association
4.000% 01/01/25	2,888,062	2,934,622
5.500% 03/01/37	2,320,000	2,449,085
6.000% 11/01/35	295,183	315,896
6.000% 09/01/36	704,648	752,112
6.000% 06/01/38	1,930,428	2,052,919
6.000% 03/01/39	2,087,960	2,221,425
6.500% 04/01/11	36,762	38,368
6.500% 05/01/11	131,593	137,343
6.500% 11/01/25	2	3
6.500% 08/01/34	312,938	343,796
6.500% 06/01/38	1,131,182	1,227,526
7.000% 08/15/23	116,842	130,541
7.000% 07/01/32	12,037	13,528
7.000% 01/01/37	63,700	70,694
7.000% 07/01/37	395,119	438,613

TBA,
5.500% 04/01/40	415,000	437,371

Government National Mortgage Association
5.000% 08/15/39	1,210,618	1,261,141
5.500% 09/15/39	2,252,975	2,388,514
6.000% 12/15/37	576,269	616,649

Total Mortgage-Backed Securities (cost of $32,600,472)		33,382,480

Commercial Mortgage-Backed Securities – 5.0%
Bear Stearns Commercial Mortgage Securities, Inc.
4.804% 09/11/42	1,232,000	1,280,932
4.980% 02/11/41	512,652	535,334
5.694% 09/11/38 (04/01/10) (b)(c)	1,500,000	1,614,413

GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	1,375,000	1,437,860

JPMorgan Chase Commercial Mortgage Securities Corp.
5.201% 08/12/37 (04/01/10) (b)(c)	712,654	743,712
5.440% 06/12/47	2,040,000	1,993,885
5.447% 06/12/47	1,023,000	1,047,457
5.506% 12/12/44 (04/01/10) (b)(c)	1,172,000	1,238,302

LB-UBS Commercial Mortgage Trust
6.510% 12/15/26	2,776,737	2,827,198

Morgan Stanley Capital I
5.325% 12/15/43	1,500,000	1,588,610
5.386% 03/12/44 (04/01/10) (b)(c)	2,800,000	2,908,714

	Par ($)	Value ($)
Nationslink Funding Corp.
7.104% 01/22/26	838,540	913,006

Total Commercial Mortgage-Backed Securities (cost of $17,100,840)		18,129,423

Collateralized Mortgage Obligations – 1.9%

Agency – 1.3%
Federal Home Loan Mortgage Corp. REMICS
4.500% 08/15/28	380,000	397,406

Federal Home Loan Mortgage Corp.
5.500% 09/15/33	1,600,000	1,707,056

Federal National Mortgage Association
4.500% 11/25/23	1,382,540	1,449,057

Federal National Mortgage Association REMICS
4.350% 10/25/20	571,179	589,747
5.000% 12/25/15	523,768	528,461

Agency Total		4,671,727

Non-Agency – 0.6%
Countrywide Alternative Loan Trust
5.500% 10/25/35	870,257	721,236

Residential Asset Securitization Trust
4.500% 08/25/34	1,149,891	1,034,453

Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 07/25/35	472,406	416,339

Non-agency Total		2,172,028

Total Collateralized Mortgage Obligations (cost of $7,129,914)		6,843,755

Asset-Backed Securities – 1.2%

Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37 (04/01/10) (b)(c)	1,050,000	975,612

Franklin Auto Trust
5.360% 05/20/16	1,890,000	1,957,341

Green Tree Financial Corp.
6.870% 01/15/29	254,265	267,128

Harley-Davidson Motorcycle Trust
5.350% 03/15/13	1,034,171	1,060,667

Total Asset-Backed Securities (cost of $4,202,350)		4,260,748

See Accompanying Notes to Financial Statements.

13

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Convertible Preferred Stocks – 0.4%

	Shares	Value ($)
Financials – 0.2%
Diversified Financial Services – 0.2%
Citigroup, Inc., 7.500%	4,197	511,530

Diversified Financial Services Total		511,530

Financials Total		511,530

Materials – 0.2%
Metals & Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	6,800	788,596

Metals & Mining Total		788,596

Materials Total		788,596

Total Convertible Preferred Stocks (cost of $700,155)		1,300,126

Preferred Stock – 0.1%

Financials – 0.1%
Commercial Banks – 0.1%
Fifth Third Bancorp., 8.500%	1,600	217,888

Commercial Banks Total		217,888

Financials Total		217,888

Total Preferred Stock (cost of $226,575)		217,888

Short-Term Obligation – 3.1%	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due on 04/01/10, at 0.000%, collateralized by U.S. Treasury obligations with various maturities to 01/13/14, market value $11,568,925 (repurchase proceeds $11,328,000)	11,328,000	11,328,000

Total Short-Term Obligation (cost of $11,328,000)		11,328,000

Total Investments – 99.6% (cost of $318,296,607)(j)		362,034,354

Other Assets & Liabilities, Net – 0.4%		1,329,540

Net Assets – 100.0%		363,363,894

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Parenthetical date represents the next interest rate reset date for the security.

(c)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities, which are not illiquid, amounted to $6,532,920, which represents 1.8% of net assets.

(e)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At March 31, 2010, the value of these securities amounted to $3,822,333, which represent 1.1% of net assets.

Security	Acquisition Date		Par	Acquisition Cost	Market Value
ANZ National International Ltd. 6.200% 07/19/13	04/27/2009- 05/19/2009		$650,000	$657,050	$716,329
Citicorp Lease Pass-Through Trust, 8.040% 12/15/19	01/06/2000 04/12/2001	-	1,360,000	1,371,414	1,500,118
HSBC Capital Funding LP, 9.547% 12/31/49	01/02/2003		765,000	935,870	774,562
Miller Brewing Co., 5.500% 08/15/13	06/09/2009		441,000	450,971	472,158
Roche Holdings, Inc., 6.000% 03/01/19	07/30/2009		325,000	353,450	359,166

					$3,822,333

(f)	Investments in affiliates during the six months ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$773,203	$—	$—	$21,931	$774,304

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of this security amounted to $177,188, which represents less than 0.1% of net assets.

(h)	The issuer has filed for bankruptcy protection under Chapter 11. Income is not being accrued. At March 31, 2010, the value of this security amounted to $177,188, which represents less than 0.1% of net assets.

(i)	All of this security with a market value of $96,395 is pledged as collateral for open futures contracts.

(j)	Cost for federal income tax purposes is $318,396,943.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$19,851,363	$5,698,196	$—	$25,549,559
Consumer Staples	14,171,944	3,230,830	—	17,402,774
Energy	16,256,972	2,479,399	—	18,736,371
Financials	26,027,633	5,818,234	—	31,845,867
Health Care	20,838,369	3,051,630	—	23,889,999
Industrials	19,426,905	6,819,927	—	26,246,832
Information Technology	34,565,006	2,754,907	—	37,319,913
Materials	10,686,611	3,782,696	—	14,469,307
Telecommunication Services	4,258,747	748,779	—	5,007,526
Utilities	4,920,744	429,081	—	5,349,825

Total Common Stocks	171,004,294	34,813,679	—	205,817,973

See Accompanying Notes to Financial Statements.

14

Columbia Liberty Fund

March 31, 2010 (Unaudited)

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Corporate Fixed-Income Bonds & Notes	$—	$40,877,068	$—	$40,877,068

Government & Agency Obligations
Foreign Government Obligations	—	2,470,745	—	2,470,745
U.S. Government Agencies	—	3,861,274	—	3,861,274
U.S. Government Obligations	33,544,874	—	—	33,544,874

Total Government & Agency Obligations	33,544,874	6,332,019	—	39,876,893

Total Mortgage-Backed Securities	437,371	32,945,109	—	33,382,480

Total Commercial Mortgage-Backed Securities	—	18,129,423	—	18,129,423

Total Collateralized Mortgage Obligations	—	6,843,755	—	6,843,755

Total Asset-Backed Securities	—	4,260,748	—	4,260,748

Total Convertible Preferred Stocks	1,300,126	—	—	1,300,126

Total Preferred Stock	217,888	—	—	217,888

Total Short-Term Obligation	—	11,328,000	—	11,328,000

Total Investments	206,504,553	155,529,801	—	362,034,354

Unrealized Appreciation on Futures Contracts	168,376	—	—	168,376

Total	$206,672,929	$155,529,801	$—	$362,202,730

The Fund’s assets assigned to Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held the following open long futures contracts:

Equity Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	14	$4,078,200	$3,991,117	June-2010	$87,083

At March 31, 2010, the Fund held the following open short futures contracts:

Interest Rate Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
5-Year U.S. Treasury Notes	79	$9,072,656	$9,153,949	June-2010	$81,293

At March 31, 2010, cash of $1,215,000 was pledged as collateral for open futures contracts.

At March 31, 2010, asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	56.6
Corporate Fixed-Income Bonds & Notes	11.2
Government & Agency Obligations	11.0
Mortgage-Backed Securities	9.1
Commercial Mortgage-Backed Securities	5.0
Collateralized Mortgage Obligations	1.9
Asset-Backed Securities	1.2
Convertible Preferred Stocks	0.4
Preferred Stock	0.1

96.5
Short-Term Obligation	3.1
Other Assets & Liabilities, Net	0.4

100.0

Acronym	Name
ADR	American Depositary Receipt
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities – Columbia Liberty Fund

March 31, 2010 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	317,572,622
	Affiliated investments, at identified cost	723,985

	Total investments, at identified cost	318,296,607

	Unaffiliated investments, at value	361,260,050
	Affiliated investments, at value	774,304

	Total investments, at value	362,034,354

	Foreign currency (cost of $32,504)	32,518
	Cash collateral for open futures contracts	1,215,000
	Receivable for:
	Investments sold	2,891,183
	Fund shares sold	14,172
	Dividends	262,371
	Interest	1,071,600
	Foreign tax reclaims	47,631
	Trustees’ deferred compensation plan	85,239
	Prepaid expenses	7,532
	Other assets	20,590

	Total Assets	367,682,190

Liabilities	Payable to custodian bank	574
	Payable for:
	Investments purchased	3,232,229
	Fund shares repurchased	522,691
	Futures variation margin	32,598
	Investment advisory fee	169,581
	Pricing and bookkeeping fees	11,279
	Transfer agent fee	87,569
	Trustees’ fees	909
	Custody fee	23,923
	Distribution and service fees	83,313
	Chief compliance officer expenses	139
	Trustees’ deferred compensation plan	85,239
	Other liabilities	68,252

	Total Liabilities	4,318,296

	Net Assets	363,363,894

Net Assets Consist of	Paid-in capital	387,654,536
	Overdistributed net investment income	(58,360)
	Accumulated net realized loss	(68,143,047)
	Net unrealized appreciation (depreciation) on:
	Investments	43,737,747
	Foreign currency translations	4,642
	Futures contracts	168,376

	Net Assets	363,363,894

See Accompanying Notes to Financial Statements.

16

Statement of Assets and Liabilities (continued) – Columbia Liberty Fund

March 31, 2010 (Unaudited)

Class A	Net assets	$348,568,209
	Shares outstanding	46,685,097
	Net asset value per share	$7.47	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($7.47/0.9425)	$7.93	(b)

Class B	Net assets	$9,606,505
	Shares outstanding	1,280,793
	Net asset value and offering price per share	$7.50	(a)

Class C	Net assets	$4,199,038
	Shares outstanding	561,397
	Net asset value and offering price per share	$7.48	(a)

Class Z	Net assets	$990,142
	Shares outstanding	123,092
	Net asset value, offering and redemption price per share	$8.04

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

17

Statement of Operations – Columbia Liberty Fund

For the Six Months Ended March 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	1,611,460
	Interest	3,375,401
	Interest from affiliates	21,931
	Foreign taxes withheld	(15,162)

	Total Investment Income	4,993,630

Expenses	Investment advisory fee	998,766
	Distribution fee:
	Class B	40,809
	Class C	15,790
	Service fee:
	Class A	418,224
	Class B	13,093
	Class C	5,073
	Transfer agent fee	325,447
	Pricing and bookkeeping fees	58,880
	Trustees’ fees	15,532
	Custody fee	70,163
	Chief compliance officer expenses	349
	Other expenses	148,110

	Total Expenses	2,110,236
	Expense reductions	(377)

	Net Expenses	2,109,859

	Net Investment Income	2,883,771

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency	Net realized gain (loss) on:
	Investments	12,653,514
	Foreign currency transactions	(13,378)
	Futures contracts	676,269

	Net realized gain	13,316,405

	Net change in unrealized appreciation (depreciation) on:
	Investments	7,669,300
	Foreign currency translations	(495)
	Futures contracts	129,758
	Foreign capital gains tax	70,593

	Net change in unrealized appreciation (depreciation)	7,869,156

	Net Gain	21,185,561

	Net Increase Resulting from Operations	24,069,332

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets – Columbia Liberty Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended March 31, 2010 ($)	Year Ended September 30, 2009 ($)
Operations	Net investment income	2,883,771	7,892,596
	Net realized gain (loss) on investments, futures contracts and foreign currency transactions	13,316,405	(66,041,687)
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, foreign currency translations and foreign capital gains tax	7,869,156	53,611,790

	Net increase (decrease) resulting from operations	24,069,332	(4,537,301)

Distributions to Shareholders	From net investment income:
	Class A	(3,225,002)	(7,937,444)
	Class B	(60,717)	(263,578)
	Class C	(23,487)	(62,787)
	Class Z	(9,078)	(19,444)

	Total distributions to shareholders	(3,318,284)	(8,283,253)

	Net Capital Stock Transactions	(23,444,537)	(44,655,167)
	Increase from regulatory settlements	20,590	—

	Total decrease in net assets	(2,672,899)	(57,475,721)

Net Assets	Beginning of period	366,036,793	423,512,514
	End of period	363,363,894	366,036,793
	Undistributed (overdistributed) net investment income at end of period	(58,360)	376,153

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets (continued) – Columbia Liberty Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	469,408	3,406,452	1,615,185	9,816,547
Distributions reinvested	403,347	2,940,172	1,176,047	7,279,444
Redemptions	(3,673,322)	(26,550,147)	(8,541,579)	(52,173,187)

Net decrease	(2,800,567)	(20,203,523)	(5,750,347)	(35,077,196)

Class B
Subscriptions	12,430	91,243	82,928	496,044
Distributions reinvested	7,817	57,002	41,084	251,924
Redemptions	(428,573)	(3,129,657)	(1,730,218)	(10,553,453)

Net decrease	(408,326)	(2,981,412)	(1,606,206)	(9,805,485)

Class C
Subscriptions	20,772	150,562	121,898	763,588
Distributions reinvested	3,020	21,986	9,606	59,444
Redemptions	(63,649)	(463,177)	(104,380)	(644,439)

Net increase (decrease)	(39,857)	(290,629)	27,124	178,593

Class Z
Subscriptions	12,041	93,334	23,681	151,192
Distributions reinvested	1,070	8,416	2,750	18,379
Redemptions	(8,936)	(70,723)	(17,473)	(120,650)

Net increase	4,175	31,027	8,958	48,921

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class A Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.05		$7.15		$9.63		$8.79		$8.36		$7.68

Income from Investment Operations:
Net investment income (a)	0.06		0.15		0.18		0.19		0.18		0.15
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.43		(0.10)		(1.53)		1.12		0.44		0.70

Total from investment operations	0.49		0.05		(1.35)		1.31		0.62		0.85

Less Distributions to Shareholders:
From net investment income	(0.07)		(0.15)		(0.20)		(0.21)		(0.19)		(0.17)
From net realized gains	—		—		(0.93)		(0.26)		—		—

Total distributions to shareholders	(0.07)		(0.15)		(1.13)		(0.47)		(0.19)		(0.17)

Increase from regulatory settlements	—	(b)	—		—		—		—		—

Net Asset Value, End of Period	$7.47		$7.05		$7.15		$9.63		$8.79		$8.36
Total return (c)	6.94	%(d)	1.07	%(e)	(15.83)%		15.29%		7.47	%(f)(g)	11.12	%(f)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.13	%(h)(i)	1.16	%(i)	1.03	%(j)	1.04	%(i)	1.03	%(i)	1.13	%(i)
Interest expense	—		—		—	%(k)	—		—		—
Net expenses	1.13	%(h)(i)	1.16	%(i)	1.03	%(j)	1.04	%(i)	1.03	%(i)	1.13	%(i)
Waiver/Reimbursement	—		—		—		—		0.01%		0.01%
Net investment income	1.62	%(h)(i)	2.36	%(i)	2.18	%(j)	2.06	%(i)	2.07	%(i)	1.88	%(i)
Portfolio turnover rate	46	%(d)	105%		88%		106%		98%		83%
Net assets, end of period (000s)	$348,568		$348,922		$394,884		$532,413		$514,826		$545,773

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(h)	Annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	The benefits derived from expense reductions had an impact of 0.01%.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class B Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.08		$7.18		$9.62		$8.78		$8.36		$7.68

Income from Investment Operations:
Net investment income (a)	0.03		0.10		0.12		0.12		0.11		0.09
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.43		(0.09)		(1.54)		1.12		0.43		0.70

Total from investment operations	0.46		0.01		(1.42)		1.24		0.54		0.79

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.11)		(0.09)		(0.14)		(0.12)		(0.11)
From net realized gains	—		—		(0.93)		(0.26)		—		—

Total distributions to shareholders	(0.04)		(0.11)		(1.02)		(0.40)		(0.12)		(0.11)

Increase from regulatory settlements	—	(b)	—		—		—		—		—

Net Asset Value, End of Period	$7.50		$7.08		$7.18		$9.62		$8.78		$8.36
Total return (c)	6.52	%(d)	0.32	%(e)	(16.51)%		14.46%		6.55	%(f)(g)	10.30	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.88	%(h)(i)	1.91	%(i)	1.78	%(j)	1.79	%(i)	1.78	%(i)	1.88	%(i)
Interest expense	—		—		—	%(k)	—		—		—
Net expenses	1.88	%(h)(i)	1.91	%(i)	1.78	%(j)	1.79	%(i)	1.78	%(i)	1.88	%(i)
Waiver/Reimbursement	—		—		—		—		0.01%		0.01%
Net investment income	0.87	%(h)(i)	1.67	%(i)	1.39	%(j)	1.28	%(i)	1.31	%(i)	1.14	%(i)
Portfolio turnover rate	46	%(d)	105%		88%		106%		98%		83%
Net assets, end of period (000s)	$9,607		$11,965		$23,672		$51,229		$85,766		$130,724

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(h)	Annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	The benefits derived from expense reductions had an impact of 0.01%.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class C Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.06		$7.16		$9.59		$8.76		$8.34		$7.66

Income from Investment Operations:
Net investment income (a)	0.03		0.10		0.12		0.12		0.11		0.09
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.43		(0.09)		(1.53)		1.11		0.43		0.70

Total from investment operations	0.46		0.01		(1.41)		1.23		0.54		0.79

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.11)		(0.09)		(0.14)		(0.12)		(0.11)
From net realized gains	—		—		(0.93)		(0.26)		—		—

Total distributions to shareholders	(0.04)		(0.11)		(1.02)		(0.40)		(0.12)		(0.11)

Increase from regulatory settlements	—	(b)	—		—		—		—		—

Net Asset Value, End of Period	$7.48		$7.06		$7.16		$9.59		$8.76		$8.34
Total return (c)	6.54	%(d)	0.33	%(e)	(16.46)%		14.38%		6.56	%(f)(g)	10.33	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.88	%(h)(i)	1.91	%(i)	1.78	%(j)	1.79	%(i)	1.78	%(i)	1.88	%(i)
Interest expense	—		—		—	%(k)	—		—		—
Net expenses	1.88	%(h)(i)	1.91	%(i)	1.78	%(j)	1.79	%(i)	1.78	%(i)	1.88	%(i)
Waiver/Reimbursement	—		—		—		—		0.01%		0.01%
Net investment income	0.87	%(h)(i)	1.60	%(i)	1.43	%(j)	1.31	%(i)	1.31	%(i)	1.13	%(i)
Portfolio turnover rate	46	%(d)	105%		88%		106%		98%		83%
Net assets, end of period (000s)	$4,199		$4,247		$4,112		$5,447		$5,076		$5,478

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(h)	Annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	The benefits derived from expense reductions had an impact of 0.01%.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended March 31,		Year Ended September 30,
Class Z Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.59		$7.68		$10.28		$9.34		$8.88		$8.15

Income from Investment Operations:
Net investment income (a)	0.07		0.17		0.22		0.22		0.21		0.18
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.46		(0.09)		(1.65)		1.21		0.46		0.74

Total from investment operations	0.53		0.08		(1.43)		1.43		0.67		0.92

Less Distributions to Shareholders:
From net investment income	(0.08)		(0.17)		(0.24)		(0.23)		(0.21)		(0.19)
From net realized gains	—		—		(0.93)		(0.26)		—		—

Total distributions to shareholders	(0.08)		(0.17)		(1.17)		(0.49)		(0.21)		(0.19)

Increase from regulatory settlements	—	(b)	—		—		—		—		—

Net Asset Value, End of Period	$8.04		$7.59		$7.68		$10.28		$9.34		$8.88
Total return (c)	6.95	%(d)	1.35	%(e)	(15.67)%		15.72%		7.60	%(f)(g)	11.33	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.89	%(h)(i)	0.92	%(i)	0.79	%(j)	0.80	%(i)	0.79	%(i)	0.90	%(i)
Interest expense	—		—		—	%(k)	—		—		—
Net expenses	0.89	%(h)(i)	0.92	%(i)	0.79	%(j)	0.80	%(i)	0.79	%(i)	0.90	%(i)
Waiver/Reimbursement	—		—		—		—		0.01%		0.01%
Net investment income	1.86	%(h)(i)	2.58	%(i)	2.44	%(j)	2.29	%(i)	2.34	%(i)	2.11	%(i)
Portfolio turnover rate	46	%(d)	105%		88%		106%		98%		83%
Net assets, end of period (000s)	$990		$903		$845		$856		$1,175		$700

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(h)	Annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	The benefits derived from expense reductions had an impact of 0.01%.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia Liberty Fund

March 31, 2010 (Unaudited)

Note 1. Organization

Columbia Liberty Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

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Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

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Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities

The Funds may invest in treasury inflation protected securities (“TIPS”). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the

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Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended September 30, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$8,283,253
Long-Term Capital Gains	—
*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates were:

Unrealized appreciation	$47,539,509
Unrealized depreciation	(3,902,098)
Net unrealized appreciation	$43,637,411

The following capital loss carryforwards, determined as of September 30, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$25,018,329

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

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Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
Over $1.5 billion	0.45%

For the six month period ended March 31, 2010, the Fund’s annualized effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. On March 3, 2010, the Fund’s shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Sub-Advisory Fee

Nordea Investment Management North America, Inc. (“NIMNAI”) has been retained by Columbia to serve as the investment sub-advisor and to manage a portion of the Fund’s assets. As the sub-advisor, and subject to the oversight of Columbia and the Fund’s Board of Trustees, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36

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per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended March 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended March 31, 2010, the Distributor has retained net underwriting discounts of $5,374 on sales of the Fund’s Class A shares and net CDSC fees of $130, $4,813 and $377 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) for Class A, Class B and Class C shares, which require the payment of a monthly service fee to the Distributor. The annual service fee portion of the Plans may equal up to 0.15% of net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% annual rates. For the six month period ended March 31, 2010, the Class A, Class B and Class C shares’ annualized effective service fee rate was 0.24%.

The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.95% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

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Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the six month period ended March 31, 2010 were $270.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended March 31, 2010, these custody credits reduced total expenses by $377 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to changes in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about the derivative type held by the Fund:

Futures Contracts–The Fund entered into U.S. Treasury Note futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended March 31, 2010, the Fund entered into 249 futures contracts.

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2010:

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Fair Value of Derivative Instruments
Statement of Assets and Liabilities
	Assets	Fair Value	Liabilities	Fair Value
Futures variation margin	—	$—	Futures variation margin	$32,598*

*	Includes only the current day’s variation margin.

The effect of derivative instruments on the Fund’s Statement of Operations for the six month period ended March 31, 2010:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate/ Equity	$676,269	$129,758

Note 7. Portfolio Information

For the six month period ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $158,536,001 and $178,146,011, respectively, of which $49,226,278 and $45,013,780, respectively, were U.S. Government securities.

Note 8. Regulatory Settlements

During the six month period ended March 31, 2010, the Fund received payments totaling $20,590 relating to certain regulatory settlements with third parties that the Fund had participated in during the six month period. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended March 31, 2010, the Fund did not borrow under these arrangements.

Note 10. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 11. Shares of Beneficial Interest

As of March 31, 2010, 15.4% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2010, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and

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redemption activity of this account may have a significant effect on the operations of the Fund.

Note 12. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

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Columbia Liberty Fund

March 31, 2010 (Unaudited)

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds,

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Columbia Liberty Fund

March 31, 2010 (Unaudited)

these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 13. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”), to review the current subadvisory agreement (the “Subadvisory Agreement”) for Columbia Liberty Fund (the “Subadvised Fund”) with Nordea Investment Management North America, Inc. (the “Subadviser”) and to determine whether to recommend that the full Board approve the continuation of the Agreements and the Subadvisory Agreement for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements and the Subadvisory Agreement. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements and the Subadvisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and the Subadvisory Agreement and to determine whether to approve the continuation of the Agreements and the Subadvisory Agreement. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds, (iv) information about the profitability of the Subadvisory Agreement to the Subadviser, including potential “fall-out” or ancillary benefits that the Subadviser may receive as a result of its relationship with the Subadvised Fund and (v) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia’s (and the Subadviser’s) financial results and financial condition, (vii) each fund’s investment objective and strategies and the size, education and experience of Columbia’s (and the Subadviser’s) investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (ix) Columbia’s (and the Subadviser’s) resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (x) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements and the Subadvisory Agreement at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds

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with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) and a new subadvisory agreement (the “New Subadvisory Agreement”) for the Subadvised Fund with the “Subadviser” at a meeting held on December 17, 2009. The New Agreements and the New Subadvisory Agreement have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements and the New Subadvisory Agreement for the funds. On December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements and the New Subadvisory Agreement. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements and the New Subadvisory Agreement. Prior to their approval of the New Agreements and the New Subadvisory Agreement, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia and the Subadviser, and discussed such materials with representatives of Columbia and the Subadviser. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements, the New Subadvisory Agreement and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement and the New Subadvisory Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and the New Subadvisory Agreement and to approve the continuation of the Agreements and the Subadvisory Agreement, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and Subadvisory Agreement and the New Agreements and New Subadvisory Agreement

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements, the Subadvisory Agreement, the New Agreements and the New Subadvisory Agreement. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates and the Subadviser, (i) Columbia’s (or the Subadviser’s) ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds (or the Subadvised Fund). For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset

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classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates and the Subadviser, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by each of RiverSource and the Subadviser with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s and the Subadviser’s compliance programs and compliance records, (iv) the ability of RiverSource and the Subadviser (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s and the Subadviser’s investment research capabilities and the other resources that they indicated they would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers (including the Subadviser). The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia and the Subadviser supported the continuation of the Agreements and the Subadvisory Agreement, and that the nature, extent and quality of services expected to be provided by RiverSource and the Subadviser supported approval of the New Agreements and the New Subadvisory Agreement.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

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The Trustees considered that Columbia Liberty Fund’s total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource and the Subadviser regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees. The Trustees noted that the fees under the New Subadvisory Agreement, like those under the Subadvisory Agreement, were the product of arm’s-length bargaining with the Subadviser.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund, and the expected profitability to the Subadviser of its relationship with the Subadvised Fund, supported the approval of the New Agreements and the New Subadvisory Agreement.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

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Matters Relating to the Agreements and the Subadvisory Agreement

Investment performance of the funds, Columbia and the Subadviser. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements or the Subadvisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Liberty Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s (and the Subadviser’s) performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund, Columbia and the Subadviser was sufficient, in light of other considerations, to warrant the continuation of the Agreement or the Subadvisory Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements and New Subadvisory Agreement

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to

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evaluate and to determine whether to approve the New Agreements and the New Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource, its parent, Ameriprise, and the Subadviser;

(ii)	the capabilities of RiverSource and the Subadviser with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource and the Subadviser that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of the New Subadvisory Agreement, including that they were substantially identical to those of the Subadvisory Agreement;

(vi)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vii)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(viii)	that the Trustees recently had completed a full annual review of the Agreements and the Subadvisory Agreement, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund and the subadvisory fee rate for the Subadvised Fund were sufficient to warrant their approval;

(ix)	that the advisory fee rates payable by each fund would not change;

(x)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement and the New Subadvisory Agreement;

(xi)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees also considered the fact that the subadvisory fee rates under the New Subadvisory Agreement are the same as those currently in effect under the Subadvisory Agreement. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements and the Subadvisory Agreement, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreements pertaining to that fund.

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The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory and subadvisory fee rates and expenses of each fund supported the approval of the New Agreements and the New Subadvisory Agreement.

Other Benefits to RiverSource and the Subadviser. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates or by the Subadviser as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s and the Subadviser’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements and the Subadvisory Agreement through October 31, 2010 and (ii) approved each New Agreement and the New Subadvisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

43

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total

44

expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

45

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund

46

expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have

47

previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

48

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG’s array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

49

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds … will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

50

Proxy Voting Results

Columbia Liberty Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1, Proposal 2 and Proposal 3 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,985,597	8,845,143	8,343,365	46,048,637

Proposal 2: A proposed Subadvisory Agreement with Nordea Investment Management North America, Inc. was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,311,620	9,057,822	8,804,621	46,048,680

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
188,022,426	15,289,004	8,862,625	46,048,688

Proposal 4: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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52

Important Information About This Report

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Liberty Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

53

One Financial Center

Boston, MA 02111-2621

Columbia Liberty Fund

Semiannual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/44512-0310 (05/10) 10/1680W4

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 21, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	May 21, 2010